SALOMON BROTHERS               Annual
Investment Series
                               Report

                               1998

                               DECEMBER 31, 1998


                               *  ASIA GROWTH FUND

                               *  SMALL CAP GROWTH FUND

                               *  CAPITAL FUND
[GRAPHIC]
                               *  INVESTORS FUND

                               *  TOTAL RETURN FUND

                               *  HIGH YIELD BOND FUND

                               *  STRATEGIC BOND FUND

                               *  NATIONAL INTERMEDIATE
                                  MUNICIPAL FUND

                               *  U.S.GOVERNMENT INCOME
                                  FUND

                               *  NEW YORK MUNICIPAL
                                  MONEY MARKET FUND

                               *  CASH MANAGEMENT FUND

Table of Contents


A MESSAGE FROM THE CHAIRMAN ..............................................     1

THE SALOMON BROTHERS INVESTMENT SERIES

  ASIA GROWTH FUND .......................................................     5

  SMALL CAP GROWTH FUND ..................................................     7

  CAPITAL FUND ...........................................................     9

  INVESTORS FUND .........................................................    12

  TOTAL RETURN FUND ......................................................    15

  HIGH YIELD BOND FUND ...................................................    17

  STRATEGIC BOND FUND ....................................................    20

  NATIONAL INTERMEDIATE MUNICIPAL FUND ...................................    23

  U.S.GOVERNMENT INCOME FUND .............................................    26

PORTFOLIOS OF INVESTMENTS ................................................    30

STATEMENTS OF ASSETS AND LIABILITIES .....................................    74

STATEMENTS OF OPERATIONS .................................................    76

STATEMENTS OF CHANGES IN NET ASSETS ......................................    78

STATEMENTS OF CASH FLOWS .................................................    82

NOTES TO FINANCIAL STATEMENTS ............................................    83

FINANCIAL HIGHLIGHTS .....................................................    96

REPORT OF INDEPENDENT ACCOUNTANTS ........................................   108

DIRECTORS AND OFFICERS OF
  THE SALOMON BROTHERS INVESTMENT SERIES .................................   IBC

[GRAPHIC]  THE SALOMON BROTHERS INVESTMENT SERIES

               A Message From
               the Chairman


DEAR SHAREHOLDER:

We are pleased to provide the annual report for the Salomon Brothers Investment Series - Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, New York Municipal Money Market Fund and Cash Management Fund ("Funds") for the year ended December 31, 1998.

Below is a chart showing each Fund's Class A share total return for the year ended December 31, 1998 with and without sales charge. In addition, portfolio information regarding the New York Municipal Money Market Fund and Cash Management Fund can be found on pages 68 and 71, respectively.


THE PERFORMANCE OF THE SALOMON BROTHERS
INVESTMENT SERIES FUNDS
Class A shares total return for the Year Ended December 31, 1998:

                                     WITHOUT                 WITH
                                 SALES CHARGE(1)        SALES CHARGE(2)
                                 ---------------        ---------------

  Asia Growth Fund                  -13.10%                -18.14%
  Small Cap Growth Fund(3)           15.90%                  9.24%
  Capital Fund                       23.68%                 16.57%
  Investors Fund                     15.18%                  8.54%
  Total Return Fund                   6.36%                  0.25%
  High Yield Bond Fund               -7.05%                -11.50%
  Strategic Bond Fund                 1.05%                 -3.79%
  National Intermediate
   Municipal Fund                     4.52%                 -0.44%
  U.S. Government Income Fund         7.62%                  2.50%

(1) These total return figures assume reinvestment of all dividends and do not reflect the deduction of a sales charge for each Fund's Class A shares.
(2) These total return figures assume reinvestment of all dividends and reflect the deduction of the maximum front-end sales charge for each of the Fund's Class A shares of 5.75% for the Asia Growth, Small Cap Growth, Capital, Investors and Total Return Funds and 4.75% for the High Yield Bond, Strategic Bond, National Intermediate Municipal and U.S. Government Income Funds.
(3) Performance for the Small Cap Growth Fund is for the period from July 1, 1998 (inception date) to December 31, 1998.

In addition, both columns of data represent past performance, which is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. This shareholder report has been prepared for the information of shareholders of the Salomon Brothers Investment Series and is not authorized for use unless preceded or accompanied by a current prospectus. The prospectus contains information regarding each Fund's sales charges, expenses, objectives, policies, management and performance. Please read it carefully before you invest or send money. Call your financial advisor or call 1-800-725-6666 to obtain a copy of the prospectus.

Sometimes numbers only tell part of the story. If you sampled some of the past year's final results, they would suggest it was a pleasant ride for investors. The S&P 500 Index, a popular measure of stock market growth, achieved a record fourth consecutive year of twenty percent plus gains and finished the year up 28.58%. The Dow Jones Industrial Average also experienced another strong year with an 18.13% return. A potent U.S. economy drove these returns and matched its 1997 GDP growth rate of 4%: it has not grown faster since 1984, when it surged 7%. Meanwhile, the inflation rate of 1.6% was at its lowest level since 1965.

These numbers fail to illustrate the experience of many investors. What seems like a near perfect year at first glance was anything but that. Instead, the year was characterized by its extreme volatility as markets responded to both global and domestic uncertainties. On the global front, the collapse of the Asian economy, which began in late 1997, could not be remedied. The growth contraction and political instability experienced in these countries brought fears of a worldwide recession. Unfortunately, these problems were not confined to the Asia Pacific region. Turmoil in Russia shook the global markets while the Brazilian devaluation resulted in a shorter-term reaction.

The U.S. brought problems of its own to the already troubled markets. The near collapse and panicked rescue of Long Term Capital Management LP, a major hedge fund, exacerbated the third quarter market sell-off. In the political arena, the biggest news was President Clinton's improprieties and the subsequent impeachment process. Unexpected GOP defeats in the November elections causing a shakeup in Republican's leadership in the House of Representatives and the U.S.'s ongoing conflict with Iraq were among other political distractions.

Both the U.S. stock and bond markets experienced turbulence throughout the year as a result of these events. The market fluctuations came to a head in August culminating in a general sell-off. The declines included a 14.46% slide in the S&P 500 Index and 6.70% decrease in the Salomon Smith Barney High Yield Market Index for the month of August. Russia was the primary cause of the chaos as it allowed the ruble to devalue dramatically on August 18th and failed to effectively resolve the political struggle that ensued from the economic turmoil. The resulting global uncertainty ignited a "flight to quality" where investors abandoned equities and credit sensitive fixed income products for the safety of Treasuries. After a one-day loss of 6.31% in the Dow Jones Industrials Average on August 31st, the entire year's gains had been erased.

It was the successive rate cuts by the Federal Reserve on September 29th, October 15th and November 17th, coupled with extensive merger and acquisition activity that provided the dramatic turnaround in the last quarter of the year. Investors regained their appetite for risk and the equity and credit sensitive markets responded strongly. The Dow and the S&P 500 Index rose 9.70% and 8.13% respectively in September and continued to post gains for the balance of the year. Meanwhile, high-yield bonds also advanced as the prospects of a global slump subsided.

The final months of the year were also significant as they revealed the first signs of life from several market segments that had been out of favor during the first eight months. The downtrodden Asia Pacific region (ex-Japan), represented by the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index, was perhaps the most dramatic example, skyrocketing 47.62% during the final four months of the year. Small company stocks, as measured by the Russell 2000(R), were another notable example. After a 22.29% decline over the first eight months, they advanced 25.41% over the balance of the year. The small cap explosion may have been an early signal that the market dominance by a relatively limited number of large company stocks was over. In fact, the largest 20 companies were up 55%, while the next 480 stocks rose only 16% for the year.


MARKET OUTLOOK

The current economic and market conditions are extraordinary compared to recent history. We expect political and economic uncertainty overseas to continue, resulting in additional volatility. The U.S. market, which has evidenced resistance to the difficulties overseas, has a strong foundation for another year of stable growth. Low inflation will provide the impetus for moderate economic expansion in the coming year.

The prospect of low inflation bodes well for fixed income investors. Despite the healthy economic scenario, we think the stock market is unlikely to experience the hefty returns of the recent four year period. Our view is that small cap stocks are likely to offer stronger relative performance, consistent with their long-term performance results.

We expect the trends that began late in the third quarter to continue into 1999. The handful of large companies that have driven up many of the broad market averages will have a difficult time maintaining their success. Their meteoric rise has been driven by impressive earnings, but also an expanding price-to-earnings (P/E) multiple. In short, these companies' prices look increasingly expensive. As a result, their stock prices may lag the overall market in 1999. The rest of the market appears to be less expensive and may attract investors looking to diversify from the outperformers of the last few years.

We will continue to use a research-driven approach to identify opportunities in many market segments. We believe this disciplined and diversified strategy for security selection keeps us focused on achieving solid long-term performance. Although this investment strategy may not always position us to benefit from short-term market trends, it continues to deliver over longer-term horizons. The result of this investment discipline is first quartile performance since inception in six of our nine Funds (excluding money market funds).

Salomon Brothers Asset Management encourages you to maintain the same type of discipline. Focus on asset allocation realizing the market segments that have recently underperformed are often tomorrow's winners.

It is our pleasure to provide commentaries from the Funds' managers in the following pages. On behalf of everyone here at Salomon Brothers Asset Management, we would like to thank you again for your confidence in the Salomon Brothers Investment Series.

Sincerely,

/s/ Heath B. McLendon
Heath B. McLendon
Chairman and President

February 26, 1999

[GRAPHIC]  THE SALOMON BROTHERS

               Asia Growth Fund


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Asia Growth Fund seeks long-term capital appreciation. The Fund invests at least 65% of total assets in the equity and equity-related securities of Asian companies. Areas considered for investments include, but are not limited to, China, Hong Kong, India, Indonesia, South Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand. In seeking to capture high long-term returns with volatility in line with or lower than that usually experienced in the Asian markets, the Fund will allocate its assets among countries and industries believed by the portfolio manager to be most likely to benefit from positive regional economic trends.


----------------
THE FUND MANAGER
----------------

Giampaolo G. Guarnieri, Director and Head of Salomon Brothers Asset Management Asia Pacific Limited (SBAM AP), has 13 years of investment industry experience. SBAM AP is an affiliate of Salomon Brothers Asset Management Inc, and serves as a sub-advisor to the Fund. Mr.Guarnieri is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Asia Growth Fund's Class A shares returned -13.10 in 1998. This compares with the -7.78% return for the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index ("MSCI AC Asia Free Ex-Japan"), and -9.05% for the Lipper Analytical Services, Inc. Pacific Ex-Japan Funds peer group average.


MARKET REVIEW

The economies and financial markets of Asian countries experienced another turbulent year in 1998. Hopes of a quick rebound from the crisis, which began in August of 1997, were dashed as a deepening sense of concern continued to prevail in this region. A contraction in economic growth (GDP) accelerated in 1998 and resulted in price deflation throughout the region. Deteriorating socio-economic issues in Indonesia, capital controls in Malaysia, negative GDP numbers for the region and renewed tensions between Pakistan and India on the back of nuclear testing exercises were among the factors contributing to the difficult investment conditions. The focus was also on Japan: its weaker currency, deepening recession and unhealthy economy affected regional markets adversely.


PORTFOLIO HIGHLIGHTS

The Fed's unusually responsive rate cuts in the fourth quarter led most Asian countries, such as South Korea, Thailand, Malaysia, Singapore, Taiwan and Hong Kong to ease their monetary and fiscal policies thus triggering a strong liquidity rally. Equity markets responded by ending the year with four consecutive months of positive returns. The index rose 21.74% in the month of October alone and was up 34.3% during the fourth quarter. The Fund was up 17.26% for October and 26.21% in the fourth quarter. The Fund's underperformance during the fourth quarter accounted for the majority of the difference in the Fund's returns versus its benchmark. This was mainly due to: 1) an underweight stance in Hong Kong; 2) an underweight stance in index-related counters vs. non-index stocks especially in Hong Kong, Singapore and Korea; 3) Malaysia's significant weighting in the benchmark, which contributed positively to its performance in the fourth quarter; and 4) Korea, which was the biggest contributor to the benchmark's outperformance (up 12% in November and up 24.5% in December). The Fund was underweight in Korea going into the fourth quarter. Overall, the last quarter was a sharp and violent "benchmark rally" which bore little significance for non-benchmark/specific stock focuses. Unfortunately, the market rebound does not signal a resolution to the issues faced by this region. The credit crunch in Hong Kong and China intensified with few banks willing to lend despite their poor loan growth and falling rates. Most of Asia's external accounts improved significantly during the year, as in South Korea, and this helped stabilize the currency and allowed interest rates to be cut.


MARKET OUTLOOK

Bank recapitalization, continued reforms and restructuring will be the dominant themes for most Asian countries in 1999. We expect the currencies of these countries to be maintained at more stable levels than the past two years. We will be concentrating on those countries that are generating large external surpluses and will focus on specific corporate restructuring situations especially in South Korea and Singapore.

Although the road to recovery in Asia is likely to be bumpy, we believe now is the time to look for the longer-term opportunities offered by companies which have not only survived the past year, but have also learned what they need to do to re-emerge as stronger global players. We will continue to focus on companies which are making major structural changes that will result in significantly improved profitability and cash flow. In our view, this strategy will offer us a rare opportunity to invest in Asia's longer-term recovery.

The following graph depicts the performance of the Asia Growth Fund versus the Morgan Stanley Capital International All Country Asia Free Ex-Japan Index. It is important to note that the Asia Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31, 1998

       [PIE CHART APPEARS HERE]

Common Stocks           90%

Convertible Securities   7%

Cash/Cash Equivalents    3%

---------------------------------------


-----------------------
Breakdown By Country/#/
-----------------------

Hong Kong         34.0%
 .......................
Singapore         17.5%
 .......................
Taiwan            12.8%
 .......................
South Korea       12.4%
 .......................
Thailand           7.7%
 .......................
India              5.7%
 .......................
Philippines        2.0%
 .......................
Malaysia           2.0%
 .......................
China              1.8%
 .......................
Indonesia          1.5%

=======================


--------------------------------------------------------------------------------
ASIA GROWTH FUND--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with MSCIAC Asia
Free Ex-Japan Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


                                                                MSCI AC Asia
                                                                    Free
Date               Class A    Class B      Class 2    Class O   Ex-Japan Index
----               -------    -------      -------    -------   --------------
5/6/96              9,425      10,000       9,900      10,000      10,000
6/96                9,189       9,740       9,644       9,750       9,741
12/96               9,913      10,465      10,361      10,531       9,679
6/97               11,741      12,358      12,239      12,498      10,033
12/97               7,380       7,739       7,671       7,863       5,778
6/98                5,614       5,867       5,815       5,987       4,327
12/98               6,413       6,486       6,620       6,857       5,328

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31,1998
--------------------------------------------------------------------------------

  Class A                    Net Asset Value(*)        Public Offering Price(**)
 ................................................................................
  Since Inception (5/6/96)         -13.48%                     -15.38%
  1 year                           -13.10%                     -18.14%
 ................................................................................
  Class B                    Return If Not Redeemed(*) Return If Redeemed(**)
 ................................................................................
  Since Inception (5/6/96)         -14.08%                     -15.02%
  1 year                           -13.71%                     -18.02%
 ................................................................................
  Class 2++                   Return If Not Redeemed(*)Return If Redeemed(**)
 ................................................................................
  Since Inception (5/6/96)         -14.05%                     -14.37%
  1 year                           -13.71%                     -15.48%
 ................................................................................
  Class O                    Return If Not Redeemed(*) Return If Redeemed(**)
 ................................................................................
  Since Inception (5/6/96)         -13.23%                     -13.23%
  1 year                           -12.80%                     -12.80%

================================================================================

-----------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers Asia Growth Fund
-----------------------------------------------------------------------------------

Lipper Category: Pacific Ex-Japan Funds
 ...................................................................................
              1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*) Ranking
 ...................................................................................
Since Inception (5/6/96)  -18.67%  -13.48%  1st Quartile - Top 24% #14 of 60 Funds
1 year                    -9.05%   -13.10%  3rd Quartile - Top 58% #50 of 87 Funds
 ...................................................................................
Class B Shares                              Ranking
 ...................................................................................
Since Inception (5/6/96)           -14.08%  2nd Quartile - Top 27% #16
1 year                             -13.71%  3rd Quartile - Top 63% #54
 ...................................................................................
Class 2 Shares++                            Ranking
 ...................................................................................
Since Inception (5/6/96)           -14.05%  1st Quartile - Top 24% #15
1 year                             -13.71%  3rd Quartile - Top 63% #54
 ...................................................................................
Class O Shares                              Ranking
 ...................................................................................
Since Inception (5/6/96)           -13.23%  1st Quartile - Top 24% #11
1 year                             -12.80%  3rd Quartile - Top 53% #47

===================================================================================

Portfolio holdings may vary.              See pages 28 and 29 for all footnotes.
6

[GRAPHIC]  THE SALOMON BROTHERS

               Small Cap Growth Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Small Cap Growth Fund seeks to obtain long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included in the Russell 2000 Index ("Small Cap Companies"). The Russell 2000 Index includes companies with market capitalizations below the top 1,000 stocks of the equity market. As of December 31, 1998, the market capitalization of companies included in the Russell 2000 Index ranged from $4.4 million to $3.1 billion. Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small Cap Companies. This revised investment objective was effective as of February 25, 1999.


THE FUND MANAGER

[PHOTO] Pamela P. Milunovich, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience. Ms. Milunovich is primarily responsible for the day-to-day management of the Small Cap Growth Fund.


PERFORMANCE UPDATE

The Small Cap Growth Fund's Class A shares returned 15.90% for the period beginning with its July 1, 1998 inception date and ending on December 31, 1998. This compares quite favorably with the -7.12% return for the Russell 2000 Index, and -6.64% for the Lipper Analytical Services, Inc. Small Cap Funds peer group average.


MARKET REVIEW

1998 was a volatile year as the stock market declined and rebounded in response to investors' fears of a U.S. recession, an Asian recession, a global credit squeeze and an impeachment of our President. The swift moves by the Federal Reserve to cut interest rates in October helped the stock market recover. From October 8th lows, the Russell 2000 Index advanced 36.2%, while the S&P 500 rebounded 28.5%. We believe small capitalization stocks should continue to do well.


PORTFOLIO HIGHLIGHTS

The economy's expansion was fueled by strong consumer spending and improvements in productivity due to technological advances. The Fund's overweighting in the consumer area and timely additions to the technology sectors enabled it to benefit from these trends. The Fund's minimal commitment to underperforming sectors such as energy and basic materials helped drive the favorable return.

The Small Cap Growth Fund uses a bottom-up approach to select small capitalization companies that are growing their earnings faster than the overall market. Ideally, the companies should be on the verge of a sustainable growth spurt from new products, technology or consolidation within an industry. The Fund invests in several companies which meet this criteria found primarily in four sectors: technology, healthcare, consumer and financial services.


MARKET OUTLOOK

We continue to see a generally positive economic environment with moderate inflation. The Fund is focusing upon companies with powerful franchises and market position which can continue to increase earnings in a slower growth U.S. economy.

We believe small capitalization stocks are poised to outperform the broader U.S. market over the next year. Three factors which should drive the outperformance are strong earnings, deeply discounted valuations and portfolio migration. Small caps are posting strong earnings results in comparison with larger stocks. Second, the price/earnings spread between large and small cap stocks is as wide as it has been since 1974 which preceded an eleven year run of outperformance by small caps. Lastly, according to Morningstar large capitalization growth portfolios only had 1.8% of their portfolios invested in small companies with market capitalizations of $1 billion or less as of July 1998 compared with 12.4% in such assets in July 1997. If large cap managers increase their small cap holdings, small cap stocks should rally.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index. It is important to note that the Small Cap Growth Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31, 1998

      [PIE CHART APPEARS HERE]

Common Stocks               97%

Cash/Cash Equivalents        3%

---------------------------------------


-----------------------------------
Top Holdings/#/
-----------------------------------

MedQuist
 ...................................
Protective Life
 ...................................
ResMed
 ...................................
Reinsurance Group of America
 ...................................
Insight Enterprises
 ...................................
DeVry
 ...................................
Matthews International
 ...................................
Profit Recovery Group International
 ...................................
Dollar Tree Stores
 ...................................
Fossil

===================================


--------------------------------------------------------------------------------
SMALL CAP GROWTH--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with Russell 2000 Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date               Class A     Class B      Class 2    Class O       2000
----               -------     -------      -------    -------      ------
7/1/98              9,425       10,000       9,900      10,000      10,000
7/98                9,293        9,850       9,761       9,860       9,190
8/98                7,361        7,800       7,732       7,810       7,405
9/98                8,275        8,760       8,692       8,780       7,985
10/98               8,426        8,920       8,840       8,940       8,311
11/98               9,557       10,110      10,019      10,140       8,746
12/98              10,924       11,050      11,344      11,600       9,288

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.

Note: Fund commenced operations 7/1/98.


--------------------------------------------------------------------------------
Cumulatuve Total Returns for the Period Through December 31, 1998
--------------------------------------------------------------------------------

Class A                    Net Asset Value(*)          Public Offering Price(**)
 ................................................................................
Since Inception (7/1/98)            15.90%                    9.24%
 ................................................................................
Class B                    Return If Not Redeemed(*)   Return If Redeemed(**)
 ................................................................................
Since Inception (7/1/98)            15.50%                   10.50%
 ................................................................................
Class 2+++                 Return If Not Redeemed(*)   Return If Redeemed(**)
 ................................................................................
Since Inception (7/1/98)            15.60%                   13.44%
 ................................................................................
Class O                    Return If Not Redeemed(*)   Return If Redeemed(**)
 ................................................................................
Since Inception (7/1/98)            16.00%                   16.00%

================================================================================

--------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers Small Cap Growth Fund
--------------------------------------------------------------------------------

Lipper Category: Small Cap Funds
 ................................................................................
                    Cumulative Total Return 7/1/98 - 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 ................................................................................
Since Inception (7/1/98) -6.64%         15.90%       1st Quartile - Top 2% #11 of 702 Funds
 ................................................................................
Class B Shares                                       Ranking
 ................................................................................
Since Inception (7/1/98)                15.50%       1st Quartile - Top 2% #13
 ................................................................................
Class 2 Shares+++                                    Ranking
 ................................................................................
Since Inception (7/1/98)                15.60%       1st Quartile - Top 2% #12
 ................................................................................
Class O Shares                                       Ranking
 ................................................................................
Since Inception (7/1/98)                16.00%       1st Quartile - Top 2% #10

================================================================================

Portfolio holdings may vary.              See pages 28 and 29 for all footnotes.
8

[GRAPHIC]  THE SALOMON BROTHERS

               Capital Fund


INVESTMENT OBJECTIVE AND STRATEGY

The Capital Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. Such investments may also involve above-average risk. The Fund may invest in seasoned, established companies, relatively small new companies as well as new issues.


----------------
THE FUND MANAGER
----------------

[PHOTO] Ross Margolies, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.

[PHOTO] Robert Donahue, Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 6 years of investment industry experience. Mr. Donahue assists in the day-to-day management of the Fund.


PERFORMANCE UPDATE

The Capital Fund's Class A shares returned 23.68% in 1998. This compares with a return of 24.14% for the Russell 3000 Index((R)) and 19.96% for the Lipper Analytical Services Inc. Capital Appreciation Funds peer group average. (The Russell 3000 Index((R)) is a market capitalization weighted index made up of the 3000 largest U.S. stocks in terms of market capitalization and is the Fund's performance benchmark.)


MARKET REVIEW

The three key factors driving the market are low inflation, low interest rates and a strong economy which is generating continued profit growth. These have proven to be both powerful and resilient trends. The combination of the three has propelled the market to very high levels and has provided the greatest benefits to large, growing companies. These companies can take advantage of their scale, market positions and cheap financing to gain market share and profitability. Investors recognized these advantages and over the past few years have bid a small group of large company stocks to levels that assume continued benefits from these factors well into the future. Since these companies make up such a large portion of the market, based on capitalization, the market appeared to be up strongly last year even though the average stock on the New York Stock Exchange declined.

The current stock market environment contains three key risks: 1) a reversal of the current economic trends 2) overvaluation of the large cap growth companies and 3) commoditization of the market. Commoditization of the market is unusual because stocks generally move based on their fundamentals. As a by-product of this long bull market, investors have begun purchasing stocks as if they were commodities. In other words, much of the market and particularly, large, liquid stocks, is trading based on near-term supply and demand and not long-term fundamentals. The most extreme example is the demand created when a stock is added to a popular market index such as the S&P 500. Despite the fact that a company's intrinsic value does not change when it is added to the S&P 500, its stock price changes and often dramatically.


PORTFOLIO HIGHLIGHTS

The Capital Fund used an "all capitalization" investment strategy to capture the bulk of the index returns without purchasing the mega-cap companies that were the primary contributors to the overall market growth. We believe one of the reasons the Fund's small and mid capitalization stocks performed better than their peers is that many of the Capital Fund's holdings are smaller companies that are leaders in their industry or market segment. Their strong market positions allow them to get some of the competitive benefits that larger companies have in their industries. The top five contributors to the Capital Fund's performance in 1998 were Plantronics, Viacom, Costco, NTL and Seagate. These companies were in the top ten holdings periodically during the year, and all but Viacom were originally purchased as small or mid cap companies. Underperformers included Breed Technologies, Cytec and Nuevo Energy -- all relatively smaller companies that had earnings disappointments. During 1998, the market was particularly harsh on smaller companies that missed their earnings targets.

MARKET OUTLOOK

The secular issues that have driven the large cap growth sector to such lofty levels are powerful and cannot be quickly reversed. The market, however, has moved to valuations that discount the positive scenario far into the future. Ultimately, one of the three key factors mentioned will change. The market will probably start discounting the change before it actually happens, a process that will not be enjoyable given how high the market has gone. Our investment strategy balances hope for the best with preparation for the worst.

The portfolio continues to own very few "Nifty Fifty" type growth stocks. We are paying particular attention to valuation--not owning a portfolio of overpriced stocks will have a cushioning effect when the market turns. In addition, we are increasing the position concentration of the portfolio when we can get in at the right price--having fewer companies in the portfolio allows us to focus more on our best ideas and hopefully reduce the number of mistakes. At the same time, we are keeping core positions in many of the best companies we own to participate in the market's continued upside. We add to these positions when the market corrects and trim when it has a strong rally. The portfolio continues to be overweighted towards small and mid cap stocks relative to its Russell 3000 benchmark and the overall market. Many of our selections have businesses that benefit from the same three factors that have driven large cap growth valuations.

At year-end we had started to trim the overweighted position in technology stocks that we had accumulated during the previous several months. Many of these stocks more than doubled off of their lows while the profit recovery has not been nearly as fast. We expect to continue to hold several core technology positions, but will trade the sector aggressively if it continues to have the wild swings it has been experiencing. We believe that it is still too early to accumulate large energy positions as inventories have not moved down as fast we had hoped. Valuations in this sector are very attractive and we expect to add significant positions during 1999. We retain our overweight position in consumer staples, as we believe that many of these stocks offer the most attractive risk/reward trade-offs in the market. We still expect to see a resolution during the coming 12-18 months to the debate between health advocates' position regarding the dangers of cigarette smoking and the tobacco industry's civil libertarian position for the right of adults to use a dangerous but legal product. The stocks' prices discount significant bad news, but the worst case scenarios are not in the economic interest of the industry's opponents.

--------------------------------------------------------------------------------
CAPITAL FUND--CLASS A, B AND 2 SHARES
Comparison of $10,000 Investment in the Fund with Russell 3000 Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date        Class A     Class B     Class 2     S&P 500      Russel 3000
----        -------     -------     -------     -------      -----------
10/31/96     9425        10000       9900        10000          10000
12/96        10154       10763       10660       10542          10576
6/97         11602       12265       12153       12714          12455
12/97        12836       13519       13389       14059          13938
6/98         14792       15525       15379       16550          16044
12/98        15876       16273       16415       18079          17303

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


--------------------------------------------------------------------------------
CAPITAL FUND--CLASS O SHARES
Comparison of $10,000 Investment in the Fund with Russell 3000 Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date       Class O      S&P 500    Russel 3000
----       -------      -------    -----------
12/88       10000        10000        10000
12/89       13974        13163        12932
12/90       12708        12754        12278
12/91       16957        16631        16410
12/92       17756        17896        17999
12/93       20804        19697        19955
12/94       17859        19955        19991
12/95       24088        27444        27350
12/96       32119        33742        33318
12/97       40713        44995        43909
12/98       50416        57864        54509

Past performance is not predictive of future performance.

The graphs above depict the performance of the Capital Fund and the Russell 3000 Index. It is important to note that the Capital Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparisons are shown for illustrative purposes only.


---------------------------------------
Portfolio Hightlights/#/
---------------------------------------

Composition of portfolio as of
December 31,1998

      [PIE CHART APPEARS HERE]

Common Stocks              86%

Convertible Securities      6%

Cash/Cash Equivalents       8%

---------------------------------------

-----------------------
Top Stock Holdings/#/
-----------------------

RJR Nabisco Holdings
 .......................
Philip Morris Companies
 .......................
Costco Companies
 .......................
Hormel Foods
 .......................
Food Lion
 .......................
Plantronics
 .......................
Bank of New York
 .......................
Bell Atlantic
 .......................
Rogers Cantel Mobile
Communications
 .......................
OM Group

=======================


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1998
--------------------------------------------------------------------------------

Class A                     Net Asset Value(*)         Public Offering Price(**)
 ................................................................................
Since Inception (11/1/96)   27.16%                     23.74%
1 year                      23.68%                     16.57%
 ................................................................................
Class B                     Return If Not Redeemed(*)  Return If Redeemed(**)
 ................................................................................
Since Inception (11/1/96)   26.21%                     25.16%
1 year                      22.59%                     17.59%
 ................................................................................
Class 2+++                  Return If Not Redeemed(*)  Return If Redeemed(**)
 ................................................................................
Since Inception (11/1/96)   26.24%                     25.66%
1 year                      22.59%                     20.38%
 ................................................................................
Class O                     Return If Not Redeemed(*)  Return If Redeemed(**)
 ................................................................................
10 year                     17.56%                     17.56%
5 year                      19.37%                     19.37%
3 year                      27.91%                     27.91%
1 year                      23.83%                     23.83%

================================================================================

---------------------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers Capital Fund
---------------------------------------------------------------------------------------------
Lipper Category: Capital Appreciation Funds
 .............................................................................................
              1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 .............................................................................................
Since Inception (11/1/96) 16.18%       27.16%        1st Quartile - Top 21% #37 of 184 Funds
1 year                    19.96%       23.68%        2nd Quartile - Top 40% #99 of 250 Funds
 .............................................................................................
Class B Shares                                       Ranking
 .............................................................................................
Since Inception (11/1/96)              26.21%        2nd Quartile - Top 26% #47
1 year                                 22.59%        2nd Quartile - Top 44% #108
 .............................................................................................
Class 2 Shares+++                                    Ranking
 .............................................................................................
Since Inception (11/1/96)              26.24%        2nd Quartile - Top 26% #48
1 year                                 22.59%        2nd Quartile - Top 45% #111
 .............................................................................................
Class O Shares                                       Ranking
 .............................................................................................
Since Inception                        N/A           N/A
1 year                                 23.83%        2nd Quartile - Top 39% #97

=============================================================================================

Portfolio holdings may vary.              See pages 28 and 29 for all footnotes.

[GRAPHIC]  THE SALOMON BROTHERS

               Investors Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Investors Fund seeks long-term growth of capital. Current income is a secondary objective. The Fund invests primarily in common stocks of large-capitalization stocks representing well-known companies with good growth potential at a reasonable price.


THE FUND MANAGERS

[PHOTO] John B. Cunningham, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 10 years of financial industry experience. Mr. Cunningham assists in day-to-day management of the Fund.

[PHOTO] Ross Margolies, Managing Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 18 years of investment industry experience in the equity, convertible and high yield markets. Mr. Margolies is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Investors Fund's Class A shares returned 15.18% in 1998. This compares with a return of 28.58% for the S&P 500 Index and 15.61% for the Lipper Analytical Services, Inc. Growth & Income Funds peer group average.


MARKET REVIEW

The equity market finished its fourth consecutive year of returns in excess of 20% with the S&P 500 Index returning 28.58%. Investors experienced significant volatility during the year as the S&P 500 Index increased more than 20% through early July, only to fall back into negative territory in the beginning of October. Worldwide political and economic turmoil resulted in a loss of confidence by U.S. equity investors late in the summer. By early fall, however, the Federal Reserve came to the market's rescue by cutting the federal funds rate and discount rate. Three consecutive reductions increased investor confidence and provided liquidity to fuel the market's strong fourth quarter performance.

1998 market returns were narrowly distributed. Just 14 stocks accounted for more than half of the performance of the S&P 500 Index. Large-cap growth stocks significantly outperformed their large-cap value peers. Morningstar's large-cap growth category returned 35.8% versus 12.3% for the large-cap value category. The Fund outperformed its large-cap value peers, returning 15.18%, but lagged the broad market.


PORTFOLIO HIGHLIGHTS

In 1998, the S&P 500 Index performance was led by the technology, healthcare and communications sectors; meanwhile, basic industries, transportation and energy had negative returns for the year. The Investors Fund benefited from holdings in the communications and technology sectors, in particular, MCI WorldCom, Texas Instruments and IBM led the Fund's performance. Other significant contributors included Viacom, Tyco International and Costco. The Fund's energy and REIT holdings held back performance.

MARKET OUTLOOK

In 1999, we expect equity market performance to return to more historical levels. International events will continue to have an impact on U.S. markets, though perhaps a less dramatic one than in 1998. We expect the U.S. economy to benefit from the series of interest rate cuts over the past several months. Continued economic growth should boost corporate profits and support stock prices.

The Investors Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. Recently, we have been adding cyclical names like International Paper and Raytheon. We are also targeting multi-national companies that should benefit from a weaker U.S. dollar. We are confident that our value strategy will continue to reward shareholders over time.

--------------------------------------------------------------------------------
INVESTORS FUND--CLASS A, B AND 2 SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date              Class A     Class B      Class 2      S&P 500
----              -------     -------      -------      -------
1/3/95              9425       10000         9900        10000
6/95               11016       11655        11538        12019
12/95              12756       13450        13316        13753
6/96               14348       15061        14911        15141
12/96              16620       17381        17211        16910
6/97               19096       19897        19701        20393
12/97              20972       21774        21549        22550
6/98               23501       24313        24073        26546
12/98              24156       24576        24624        28999

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


--------------------------------------------------------------------------------
INVESTORS FUND--CLASS O SHARES
Comparison of $10,000 Investment in the Fund with S&P 500 Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date             Class O           S&P 500
----             -------           -------
12/88             10000             10000
12/89             12184             13163
12/90             11393             12754
12/91             14733             16631
12/92             15826             17896
12/93             18229             19697
12/94             17999             19955
12/95             24370             27444
12/96             31817             33742
12/97             40240             44995
12/98             46452             57864

Past performance is not predictive of future performance.


The graphs above depict the performance of the Investors Fund versus the S&P 500 Index. It is important to note that the Investors Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31, 1998

          [PIE CHART APPEARS HERE]

---------------------------------------

Common Stocks          88%

Cash/Cash Equivalents   8%

Convertible Securities  4%

---------------------------------------


-------------------------
Top Stock Holdings/#/
-------------------------

Bank of New York
 .........................
RJR Nabisco Holdings
 .........................
Costco Companies
 .........................
Philip Morris
Companies
 .........................
International
Business Machines
 .........................
Federal Home
Loan Mortgage
 .........................
TCI Ventures Group
 .........................
Provident Companies
 .........................
News Corp. ADR
 .........................
OM Group

=========================


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1998
--------------------------------------------------------------------------------

Class A                    Net Asset Value(*)          Public Offering Price(**)
 ................................................................................
Since Inception (1/3/95)   26.53%                      24.67%
3 year                     23.63%                      21.23%
1 year                     15.18%                       8.54%
 ................................................................................
Class B                    Return If Not Redeemed(*)   Return If Redeemed(**)
 ................................................................................
Since Inception (1/3/95)   25.59%                      25.21%
3 year                     22.67%                      22.00%
1 year                     14.25%                       9.25%
 ................................................................................
Class 2++                  Return If Not Redeemed(*)   Return If Redeemed(**)
 ................................................................................
Since Inception (1/3/95)   25.59%                      25.27%
3 year                     22.67%                      22.25%
1 year                     14.29%                      12.16%
 ................................................................................
Class O                    Return If Not Redeemed(*)   Return If Redeemed(**)
 ................................................................................
10 year                    16.60%                      16.60%
5 year                     20.57%                      20.57%
3 year                     23.99%                      23.99%
1 year                     15.44%                      15.44%

================================================================================

----------------------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon  Brothers Investors Fund
----------------------------------------------------------------------------------------------

Lipper Category: Growth & Income Funds
 ..............................................................................................
             1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 ..............................................................................................
Since Inception (1/3/95) 23.76%          26.53%      2nd Quartile - Top 26% #102 of 393 Funds
1 year                   15.61%          15.18%      3rd Quartile - Top 54% #410 of 768 Funds
 ..............................................................................................
Class B Shares                                       Ranking
 ..............................................................................................
Since Inception (1/3/95)                 25.59%      2nd Quartile - Top 35% #135
1 year                                   14.25%      3rd Quartile - Top 58% #438
 ..............................................................................................
Class 2 Shares++                                     Ranking
 ..............................................................................................
Since Inception (1/3/95)                 25.59%      2nd Quartile - Top 36% #138
1 year                                   14.29%      3rd Quartile - Top 57% #436
 ..............................................................................................
Class O Shares                                       Ranking
 ..............................................................................................
Since Inception                          N/A         N/A
1 year                                   15.44%      3rd Quartile - Top 53% #406

==============================================================================================


Portfolio holdings may vary.              See pages 28 and 29 for all footnotes.
14

[GRAPHIC]  THE SALOMON BROTHERS

               Total Return Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers Total Return Fund seeks to obtain above-average income compared to a portfolio that invests only in common stocks. The Fund's secondary objective is to take advantage of opportunities for growth of capital and income by investing in a variety of asset classes including stocks, bonds and short-term obligations.

The Fund's equity investments have been in large-capitalization stocks that are paying dividends greater than the S&P 500 Index average. With assets allocated to investment-grade, high-yield and convertible securities, the bond portion of the Fund's portfolio is distributed across a broader range of fixed income instruments than most balanced funds. The Fund's strategic approach in the bond market tends to raise its income potential and the variety of its bond holdings also provides diversification benefits that the portfolio manager believes could help to limit its volatility.


THE FUND MANAGER

[PHOTO] George J. Wiliamson, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 40 years of investment industry experience in the equity markets. Mr.Williamson is primarily responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Total Return Fund's Class A shares posted a return of 6.36% for 1998. This compares with a 18.65% total return for a composite index of 50% Salomon Smith Barney Broad Investment-Grade Bond Index and 50% S&P 500 Index, and 13.48% for the Lipper Balanced Funds peer group average. The Total Return Fund's Class A shares have a 14.37% average annual return for the three year period ended December 31, 1998.


MARKET REVIEW

We continue to see a stock market that is dominated by large-capitalization stocks, a number of which have reached valuations not seen in twenty-five years. A limited number of companies receive the preponderance of investment funds as investors seek equities which show momentum whereas a large segment of the market tends to receive limited attention. Eventually, we believe that the sectors which lag will return to favor as investment managers seek situations that offer better relative value. For instance, worldwide oil demand is at an all time record high level and it is likely that producers will adjust production downward modestly to bring about an increase in petroleum prices. We are maintaining holdings in Exxon, Mobil, Texaco, Royal Dutch Petroleum and Suncor Energy in anticipation of better valuations.


PORTFOLIO HIGHLIGHTS

Large growth stocks were in high demand again in 1998 allowing them to substantially outperform value-oriented stocks as they have done many times in the past. The Fund benefited from its growth stock holdings including Avon Products, and recent additions such as PepsiCo and McDonalds. Strong performance in the communications services, consumer brands and healthcare sectors also contributed to the success of holdings including SBC Communications, Bell Atlantic, American Home Products and Johnson & Johnson. The high yield portion of the Fund, which provided a high income return, declined in price in response to the Asian and Russian crises.


MARKET OUTLOOK

The equity markets have reached high valuation levels and low dividend yields which reflect investor optimism unprecedented in the past fifty years. Although we expect continued moderate economic growth in North America and in Europe, common stock prices can be expected to be highly volatile during 1999. We believe that the balanced investment approach which emphasizes a substantial income return will tend to provide a more consistent return during periods when the equity markets have reached historically high levels.

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index(1), the Standard & Poor's 500 Stock Index and the 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Stock Index.It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

--------------------------------------------------------------------------------------------------------
TOTAL RETURN FUND--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad
Investment-Grade Bond Index ("BIG"), Standard & Poor's 500 Stock Index and 50%
Salomon Smith Barney Board Investment-Grade Bond and 50% Standard & Poor's 500
Stock Index.
--------------------------------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date            CLASS A      CLASS B      CLASS 2       CLASS O       S&P 500      SSB BIG       BLEND
----            -------      -------      -------       -------       -------      -------       -----
9/11/95           9425        10000         9900         10000         10000        10000        10000
12/95            10052        10644        10548         10689         10602        10434        10518
6/96             10705        11302        11188         11395         11672        10303        10987
12/96            11894        12498        12389         12724         13035        10811        11923
6/97             13040        13644        13534         13970         15720        11142        13431
12/97            14159        14766        14633         15181         17383        11852        14618
6/98             15059        15634        15503         16168         20464        12323        16393
12/98            15059        15276        15433         16178         22355        12886        17620
--------------------------------------------------------------------------------------------------------

Past performance is not predictive of future performance.
Performance above reflects returns after deduction of applicable maximum sales charge.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31,1998

        [PIE CHART APPEARS HERE]

---------------------------------------

Stocks                   49%

Investment Grade Debt    30%

Convertible Securities   10%

High Yield Securities     9%

Cash/Cash Equivalents     2%

---------------------------------------


------------------------
Top Stock Holdings/#/
------------------------

Canadian National
Railway
 ........................
Union Pacific
 ........................
Avon Products
 ........................
BCE
 ........................
USEC
 ........................
Suncor Energy
 ........................
SBC Communications
 ........................
Pitney Bowes
 ........................
American Home
Products
 ........................
CIGNA

========================

----------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1998
----------------------------------------------------------------------------------
Class A                     Net Asset Value(*)          Public Offering Price(**)
 ..................................................................................
Since Inception (9/11/95)   15.21%                      13.17%
3 year                      14.37%                      12.16%
1 year                       6.36%                       0.25%
 ..................................................................................
Class B                     Return If Not Redeemed(*)   Return If Redeemed(**)
 ..................................................................................
Since Inception (9/11/95)   14.33%                      13.66%
3 year                      13.48%                      12.70%
1 year                       5.49%                       0.49%
 ..................................................................................
Class 2++                    Return If Not Redeemed(*)   Return If Redeemed(**)
 ..................................................................................
Since Inception (9/11/95)   14.35%                      14.01%
3 year                      13.48%                      13.09%
1 year                       5.47%                       3.45%
 ..................................................................................
Class O                     Return If Not Redeemed(*)   Return If Redeemed(**)
 ..................................................................................
Since Inception (9/11/95)   15.64%                      15.64%
3 year                      14.76%                      14.76%
1 year                       6.57%                       6.57%

==================================================================================

----------------------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers Total Return Fund
----------------------------------------------------------------------------------------------

Lipper Category: Balanced Funds
 ..............................................................................................
              1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 ..............................................................................................
Since Inception (9/11/95) 15.52%      15.21%         3rd Quartile - Top 55% #149 of 271 Funds
1 year                    13.48%       6.36%         4th Quartile - Top 91% #371 of 411 Funds
 ..............................................................................................
Class B Shares                                       Ranking
 ..............................................................................................
Since Inception (9/11/95)             14.33%         3rd Quartile - Top 71% #190
1 year                                 5.49%         4th Quartile - Top 93% #381
 ..............................................................................................
Class 2 Shares++                                     Ranking
 ..............................................................................................
Since Inception (9/11/95)             14.35%         3rd Quartile - Top 70% #188
1 year                                 5.47%         4th Quartile - Top 93% #382
 ..............................................................................................
Class O Shares                                       Ranking
 ..............................................................................................
Since Inception (9/11/95)             15.64%         2nd Quartile - Top 49% #140
1 year                                 6.57%         4th Quartile - Top 90% #368

==============================================================================================

                                          See pages 28 and 29 for all footnotes.
Portfolio holdings may vary.
16

[GRAPHIC]  THE SALOMON BROTHERS

               High Yield Bond Fund


INVESTMENT OBJECTIVE
AND STRATEGY

The Salomon Brothers High Yield Bond Fund seeks to maximize current income by investing primarily in a diversified portfolio of high-yield bonds rated in medium of lower categories. As a secondary objective, the Fund seeks capital appreciation.

Under normal market conditions, the Fund intends to invest at least 65% of its assets in securities rated Baa or lower by Moody's Investors Services Inc., or those rated BBB or lower by Standard & Poor's. (Moody's and S&P are two major credit reporting and bond rating agencies.) A key component of the Fund's overall investment strategy is to determine the optimal asset allocation between domestic high-yield bonds and international U.S. dollar-denominated bonds such as Brady Bonds and lower-rated sovereign debt.


THE FUND MANAGER

[PHOTO] Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for the day-to-day management of the High Yield Bond Fund.


PERFORMANCE UPDATE

The High Yield Bond Fund's Class A shares posted a return of -7.05% for 1998. This compares with a 3.60% total return for the high-yield bond market, as measured by the Salomon Smith Barney High-Yield Market Index, and a -0.44% return for the Lipper Analytical Services, Inc. High Current Yield Funds peer group average. In addition, this compares to a -14.35% return for the J.P. Morgan Emerging Market Bond Index Plus ("EMBI+"), a standard benchmark for the emerging debt market. During the reporting period, the Fund's performance was hurt by its allocation in emerging markets debt, which accounted for approximately 26% of the Fund's total assets.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The global financial markets experienced one of the most turbulent years in recent history. The year proved to be particularly difficult for most fixed-income products, with the exception of Treasuries, as investors demonstrated a declining tolerance for credit risk. The U.S. economy, however, pleasantly surprised the world by exceeding growth expectations at an impressive 4% annual rate with inflation at its lowest level since 1965.

During the first seven months of the year, the high yield market returned 5.99%, as measured by the Salomon Smith Barney High-Yield Market Index, and was characterized by relative calm in both underlying credit quality and market conditions. During this time period, as a result of the continued Asian malaise, the emerging markets debt market was down slightly and was more volatile.

In August, as a result of the significant capital flight and an inability to refinance existing domestic debt, Russia devalued its currency and undertook a forced restructuring of its local currency debt. This unusual event caused a significant panic in the global credit markets as hedge funds and other leverage investors were forced to liquidate bond positions to meet margin calls on their Russian positions. This, in turn, caused significant selling pressure in other credit sensitive assets including U.S. high yield debt and caused a massive credit crunch which forced additional margin calls and further selling.

As investors fled from risky investments, spreads (yield premiums) of high yield and emerging market debt securities, relative to Treasuries, widened to near historical index levels. The high yield market, represented by the Salomon Smith Barney High Yield Market Index, declined 6.70% in August, while the emerging markets debt market, as measured by the EMBI+, was down 28.71%. Trading conditions in U.S. high yield securities were difficult and, in many cases, price declines were unrelated to underlying fundamentals. The bond sell-off was exacerbated by the near collapse of the giant hedge fund Long-Term Capital Management LP. As demand for these securities dramatically weakened, high yield new-issuance came to a halt for several months.

During this time period, to lower the volatility of the Fund in response to this panic, we lowered the Fund's allocation to emerging markets debt and increased the credit quality of the U.S. high yield portion of the portfolio. While the allocation shift proved to be correct, the indiscriminate selling that took place across all credit quality sectors caused a significant decline in all high yield funds.

In the latter part of 1998, the Federal Reserve lowered its short-term lending rate by 25 basis points on three separate occasions. The Fed's intervention successfully restored liquidity and confidence in the markets. The shift in market sentiment brought investors back to high yielding assets, pouring over $5 billion back into high yield mutual funds during November - an all time record monthly inflow. Mutual fund inflows for all of 1998 approached historic highs at $20 billion. Despite the volatility in 1998, the high yield universe continued to grow as represented by an all time record of $141 billion of new issues. At year end, the high yield universe was represented by approximately 2,000 issuers and over $480 billion in outstanding debt - having more than doubled from ten years ago.

During November, high yield and emerging debt markets rebounded significantly posting returns of 3.50% and 9.92% respectively. Both markets were positively impacted by a decline in credit spreads brought about by an abatement in selling pressure.

Within the Fund's high yield allocation, we continued to focus on high yield companies with steady cash-flow-generating abilities and improving credit characteristics. The Fund's portfolio was helped by its overweightings in Broadcasting and Media, Publishing and Services, Food Products and its underweightings in Energy and Oil Services, Financial Services, Paper and Forest Products and Metals and Mining sectors.

Within the emerging markets sector, we continue to emphasize credits that do not have a need for significant financing over the next 18-24 months. Specifically, these countries include Mexico, Panama and Peru.


MARKET OUTLOOK

In 1999 we expect slower, yet still robust economic growth in the U.S., while emerging markets will face diminishing yet continuing fundamental challenges. We believe the Fed will continue to be cautiously proactive in addressing the market's liquidity and stability. We will continue to carefully evaluate and select investments consistent with our research intensive philosophy. We remain confident that the Fund is well-positioned and generously diversified among sectors and issuers. While we expect volatility to continue in the global high yield markets, one should not lose sight of the opportunities offered by current spread levels and the dynamic environment.

The following graph depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High-Yield Market Index(2). It is important to note that the High Yield Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


--------------------------------------------------------------------------------
HIGH YIELD FUND--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High-Yield Market Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date           CLASS A     CLASS B     CLASS 2     CLASS O     Yield Mkt Index
----           -------     -------     -------     -------     ---------------
2/22/95          9525       10000        9900       10000           10000
6/95            10441       10798       10693       10837           10725
12/95           11101       11573       11461       11676           11421
6/96            12150       12626       12492       12755           11753
12/96           13535       14023       13874       14248           12710
6/97            14540       14994       14849       15332           13468
12/97           15298       15731       15565       16157           14386
6/98            15570       15950       15782       16464           15126
12/98           14219       14215       14356       15042           14903

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31,1998

       [PIE CHART APPEARS HERE]

---------------------------------------

High Yield Securities      72%

Emerging Markets Debt      26%

Cash/Cash Equivalents       2%

---------------------------------------


------------------------
Top Five Industries/#/
------------------------

Consumer Non-Cyclicals
 ........................
Manufacturing
 ........................
Basic Industries
 ........................
Media
 ........................
Consumer Cyclicals

========================

Each of the sectors represents various industries. Media includes cable, publishing and printing, and telecommunications. Consumer Non-Cyclicals: consumer products, food products, bottling, gaming, healthcare, supermarkets/drugstores, tobacco. Manufacturing: aerospace and defense, automotive, capital goods, building products. Basic Industries: chemicals, containers/packaging, paper and forest products, steel/metal. Consumer Cyclicals:lodging/leisure, restaurants, retail, textiles/apparel.

-----------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1998
-----------------------------------------------------------------------------------
Class A                     Net Asset Value(*)         Public Offering Price(***)
 ...................................................................................
Since Inception (2/22/95)   10.94%                       9.55%
3 year                       8.57%                       6.82%
1 year                      -7.05%                     -11.50%
 ....................................................................................
Class B                     Return If Not Redeemed(*)  Return If Redeemed(***)
 ....................................................................................
Since Inception (2/22/95)   10.13%                       9.54%
3 year                       7.80%                       6.99%
1 year                      -7.76%                     -11.97%
 ....................................................................................
Class 2++                    Return If Not Redeemed(*)  Return If Redeemed(***)
 ....................................................................................
Since Inception (2/22/95)   10.10%                       9.82%
3 year                       7.77%                       7.40%
1 year                      -7.77%                      -9.54%
 ....................................................................................
Class O                     Return If Not Redeemed(*)   Return If Redeemed(***)
 ....................................................................................
Since Inception (2/22/95)   11.16%                      11.16%
3 year                       8.78%                       8.78%
1 year                      -6.90%                      -6.90%

====================================================================================

---------------------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers High Yield Bond Fund
---------------------------------------------------------------------------------------------
Lipper Category: High Current Yield Funds
 .............................................................................................
                 1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 .............................................................................................
Since Inception (2/22/95) 9.73%        10.94%       1st Quartile - Top 20% #24 of 122 Funds
1 year                   -0.44%        -7.05%       4th Quartile - Top 92% #226 of 246 Funds
 .............................................................................................
Class B Shares                                      Ranking
 .............................................................................................
Since Inception (2/22/95)              10.13%       2nd Quartile - Top 39% #47
1 year                                 -7.76%       4th Quartile - Top 93% #228
 .............................................................................................
Class 2 Shares++                                    Ranking
 .............................................................................................
Since Inception (2/22/95)              10.10%       2nd Quartile - Top 40% #48
1 year                                 -7.77%       4th Quartile - Top 93% #228
 .............................................................................................
Class O Shares                                      Ranking
 .............................................................................................
Since Inception (2/22/95)              11.16%       1st Quartile - Top 14% #17
1 year                                 -6.90%       4th Quartile - Top 92% #224

=============================================================================================

Portfolio holdings may vary.       See pages 28 and 29 for all footnotes.     19

[GRAPHIC]  THE SALOMON BROTHERS

               Strategic Bond Fund


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers Strategic Bond Fund seeks a high level of current income. The Fund seeks to achieve its objective by investing in a globally diverse portfolio of fixed income instruments. As a secondary objective, the Fund seeks capital appreciation. Assets of the Fund may be deployed among various sectors of the global fixed income market, depending on portfolio managers' analysis of current economic and market conditions and the relative risks and opportunities presented in various market segments.


THE FUND MANAGERS

[PHOTO] Peter J. Wilby, CFA, Managing Director and Senior Portfolio Manager at Salomon Brothers Asset Management Inc, has 16 years of investment industry experience principally in the high-yield and emerging debt markets. Mr. Wilby is primarily responsible for day-to-day Fund management of the high-yield and foreign sovereign bond portions of the Fund.

[PHOTO] David J. Scott, Director and Portfolio Manager at Salomon Brothers Asset Management LTD, has 16 years of investment industry experience. SBAM Ltd provides certain advisory services to SBAM Inc relating to currency transactions and investments in non-dollar denominated securities.

[PHOTO] Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc, has 14 years of investment industry experience in fixed income markets. Mr. Lavan is responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The Strategic Bond Fund's Class A shares returned 1.05% in 1998. This compares with the 8.72% return for the Salomon Smith Barney Broad Investment-Grade Bond Index and 1.30% for the Lipper Analytical Services, Inc. Multi-Sector Income Funds peer group average.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

1998 will be remembered as one of the most volatile and challenging years for fixed income products, with the exception of U.S. Treasuries. Throughout the year, there were extreme shifts in financial market sentiment. While the rest of the world suffered from political and economic upheaval, the U.S. economy managed to exceed expectations and grew at a strong pace. Meanwhile, inflation (as measured by the Core Consumer Price Index) -- the enemy of fixed income investors -- was surprisingly low at 1.6% for 1998, the lowest level since 1965.

During the first half of the year, all major credit-sensitive bond sectors experienced heightened volatility as concerns over the Asian contagion caused global investors to flock to the safe haven of U.S. Treasuries. Shortly thereafter, market players shifted their attention to the healthy domestic economy. The U.S. high yield market benefited from the healthy economy and strong technicals (supply/demand). The Fund strategically reaped profits from lower quality bonds which outperformed the upper tier during this period. In the investment grade sector, we added to the overweighting in mortgage-backed securities. Discount coupon mortgages and seasoned pass-through mortgages continued to be selected as they offered a more attractive profile than higher coupon securities.

Towards the end of the second quarter, fear of an increase in inflation and interest rate hikes generated uneasiness in the domestic fixed-income markets. Events in Russia, India and Pakistan added to difficulties in Southeast Asia, while Japan fell deeper into recession. In the emerging markets debt sector, the Fund decreased its Russian exposure and added to holdings in Bulgaria, Mexico, Peru and Argentina.

Over the summer, the near collapse of the Russian financial markets, sent the capital markets tumbling as panicked investors flocked to U.S. Treasuries as a safe haven. In this environment, any bond that was not a Treasury suffered significant price declines. During the third quarter, heightened global market volatility caused the Fund to commit to a more defensive stance in its high yield sector and lower its allocations to the emerging markets debt sector. We continued to decrease the Fund's exposure to Russia and increase its position in Argentina and Mexico as fundamentals appeared more favorable. The Fund continued to favor discount and coupon mortgage-backed securities in the investment grade portion of the portfolio.

As investors fled from high-yielding securities, spreads (yield premium over near default-risk free Treasuries) of high yield and emerging market debt securities, relative to Treasuries, widened to near historical levels. As demand for these securities dramatically weakened, high yield new-issuance came to a halt for a few months. Nonetheless, new-issue volume set an all time record of $141 billion. At the end of 1998, the high yield universe consisted of approximately 2,000 issuers representing $480 billion in outstanding debt.

In the latter part of 1998, the Federal Reserve lowered its short-term lending rate by 25 basis points on three separate occasions. The Fed's intervention successfully restored liquidity and confidence in the markets. The shift in market sentiment brought investors back to high-yielding assets, out of Treasuries. High yield mutual funds experienced record inflows in November -- over five billion -- as spread levels reached extremely attractive levels. Mutual fund in-flows for 1998 approached all time highs at $20 billion, second to 1997.

During November, high yield and emerging debt markets rebounded. We maintained our stance in the high yield sector of the portfolio as credit spreads had room to improve in the low interest rate environment. We continued to focus on high yield companies with steady cash-flow-generating abilities and improving credit characteristics.

We have increased our allocations in the emerging markets debt sector as the markets have recovered from their lows in early September. Emerging market countries that fared the best were those that did not require heavy financing, such as Mexico, Panama, Peru and Argentina. As of December 31, 1998, the Fund's portfolio consisted of 39% investment-grade debt, 20% emerging markets, 28% high yield, 9% non-U.S. investment grade and 4% cash.


MARKET OUTLOOK

The Fund is designed to help investors tap the potential of the world's bond markets while minimizing risk. While we expect volatility to continue in the global financial markets, we believe the Fed and international central banks will continue to be cautiously proactive in addressing the market's liquidity and stability. We believe the current dynamic environment offers attractive buying opportunities for the patient investor.

The following graph depicts the performance of the Strategic Bond Fund versus the Salomon Smith Barney Broad Investment-Grade Bond Index(3). It is important to note that the Strategic Bond Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31, 1998

      [PIE CHART APPEARS HERE]

---------------------------------------

U.S. Investment Grade Debt    39%

High Yield Securities         28%

Emerging Markets Debt         20%

Non U.S. Investment Grade      9%

Cash/Cash Equivalents          4%

---------------------------------------


--------------------------------------------------------------------------------
STRATEGIC BOND FUND--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date            CLASS A      CLASS B      CLASS 2       CLASS O     Bond Index
----            -------      -------      -------       -------     ----------
2/22/95           9525        10000         9900         10000         10000
6/95             10279        10765        10659         10803         10675
12/95            11125        11614        11492         11704         11350
6/96             11745        12190        12074         12359         11207
12/96            12688        13119        12995         13367         11760
6/97             13368        13782        13650         14112         12120
12/97            14113        14482        14357         14902         12892
6/98             14441        14764        14636         15268         13404
12/98            14261        14221        14382         15098         14017

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1998
--------------------------------------------------------------------------------

Class A                    Net Asset Value*           Public Offering Price***
 ................................................................................
Since Inception (2/22/95)  11.03%                      9.63%
3 year                      8.60%                      6.84%
1 year                      1.05%                     -3.79%
 ................................................................................
Class B                    Return If Not Redeemed*    Return If Redeemed***
 ................................................................................
Since Inception (2/22/95)  10.15%                      9.55%
3 year                      7.70%                      6.87%
1 year                      0.27%                     -4.39%
 ................................................................................
Class 2++                  Return If Not Redeemed*    Return If Redeemed***
 ................................................................................
Since Inception (2/22/95)  10.16%                      9.87%
3 year                      7.74%                      7.36%
1 year                      0.17%                     -1.75%
 ................................................................................
Class O                    Return If Not Redeemed*    Return If Redeemed***
 ................................................................................
Since Inception (2/22/95)  11.26%                     11.26%
3 year                      8.83%                      8.83%
1 year                      1.31%                      1.31%

================================================================================

---------------------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers Strategic Bond Fund
---------------------------------------------------------------------------------------------

Lipper Category: Multi-Sector Income Funds
 .............................................................................................
              1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return*    Ranking
 .............................................................................................
Since Inception (2/22/95)  9.23%        11.03%       1st Quartile - Top 15% #7 of 49 Funds
1 year                     1.30%         1.05%       3rd Quartile - Top 64% #59 of 93 Funds
 .............................................................................................
Class B Shares                                       Ranking
 .............................................................................................
Since Inception (2/22/95)               10.15%       2nd Quartile - Top 29% #14
1 year                                   0.27%       3rd Quartile - Top 73% #67
 .............................................................................................
Class 2 Shares++                                     Ranking
 .............................................................................................
Since Inception (2/22/95)               10.16%       2nd Quartile - Top 27% #13
1 year                                   0.17%       2nd Quartile - Top 74% #68
 .............................................................................................
Class O Shares                                       Ranking
 .............................................................................................
Since Inception (2/22/95)               11.26%       1st Quartile - Top 11% #5
1 year                                   1.31%       3rd Quartile - Top 61% #56

=============================================================================================

Portfolio holdings may vary.              See pages 28 and 29 for all footnotes.

[GRAPHIC]  THE SALOMON BROTHERS

               National Intermediate
               Municipal Fund


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers National Intermediate Municipal Fund seeks to achieve a high level of current income exempt from regular federal income taxes. Under normal circumstances, at least 80% of the Fund's net assets will be invested in municipal obligations, the interest on which is exempt from regular federal income tax. Please note that all or a portion of the Fund's income may be subject to the federal alternative minimum tax.


THE FUND MANAGERS

[PHOTO] Robert E. Amodeo, CFA Director and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 12 years of investment industry experience. Mr. Amodeo shares responsibility for day-to-day Fund Management.

[PHOTO] Thomas A.Croak, Vice President and Co-Portfolio Manager at Salomon Brothers Asset Management Inc, has 15 years of investment industry experience in the municipal securities market. Mr. Croak shares responsibility for day-to-day Fund Management.


PERFORMANCE UPDATE

The National Intermediate Municipal Fund's Class A shares returned 4.52% in 1998. This compares with the 5.95% return for the weighted average of the Lehman Brothers 1-10 Year Municipal Bond Index and 5.35% for the Lipper Analytical Services, Inc. Intermediate Municipal Debt Funds peer group average.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

In 1998, the U.S. stood out as an island of economic prosperity in a world of political and financial turmoil. Despite downward pressures from overseas, the growth of the domestic economy was steady throughout the year. Meanwhile, inflation (as measured by the Core Consumer Price Index) -- the enemy of fixed income investors -- was surprisingly tame at 1.6% for 1998, the lowest level since 1965.

Early in the year, concerns over the Asian contagion caused global investors to flock to U.S. Treasuries as a safe-haven. Treasury yields fell as demand for these securities increased. Shortly thereafter, market players shifted their attention to the strong domestic economy. Technical factors (e.g. a tight labor market and accelerated economic growth) generated uneasiness in the fixed-income markets for fear of an increase in inflation and interest rate hikes. As a result of the general sentiment, bonds reversed course and yields rose. Over the summer, escalating concerns over struggling Asian economies, developing problems in Latin America and, finally, the collapse of the Russian financial markets, sent the capital markets tumbling. A flight to quality arose sending panicked investors to the safe-haven of Treasuries causing government bond yields to fall to historic lows. In the latter part of 1998, the Federal Reserve lowered its short-term lending rate by 25 basis points, on three separate occasions. The Fed's intervention successfully restored liquidity and confidence in the market.

The municipal market was not significantly impacted by the heightened volatility resulting from economic turmoil overseas. In fact, municipal bonds benefited from low interest rates, benign inflation and stable U.S. economic growth. Municipal securities performed well throughout the year versus other fixed income asset classes.

State and local governments issued approximately $284 billion of debt during 1998, which is just shy of 1993's record pace of $292 billion. A notable difference between 1993 and 1998, was the type of debt issued during the respective years. Most of the debt issued during the former year was for refunding purposes while the majority of debt issued in 1998 was for new project funding. Strong demand from property and casualty insurance companies, mutual funds and corporations helped absorb the abundant supply. Additionally, generous municipal yields versus U.S. Treasuries sparked demand from non-traditional buyers of municipal bonds.

Throughout the year, municipal bond issuers benefited from a strong national economy, which facilitated capital funding. Standard & Poor's, a municipal debt credit rating agency, reported that the number of improving credits outpaced weakening issues.

As of December 31, 1998, the Fund's long-term holdings consisted of 36 issues in 17 different states. The portfolio's credit quality remains high with an average rating of AA. The industry sector weightings are well-diversified, with the greatest emphasis in Transportation, Healthcare and Education. For the year ended December 31, 1998, the Fund underperformed its benchmark primarily due to the relative weakness of two holdings in the Healthcare sector. We have since liquidated these positions and reduced our exposure to the sector.


MARKET OUTLOOK

We expect technical factors to improve in 1999 via a reduction in new issue volume. In response to the relatively tight risk premium levels of lower quality bonds, we will continue to invest in the higher quality spectrum of the municipal market.

Our philosophy of focusing on long-term fundamentals, rigorous credit analysis and sector selection remains the credo for managing the Fund. We believe the asset class is attractive for its portfolio diversification benefits, current yield ratios and low correlation to Treasuries and other investment categories.

The following graph depicts the performance of the National Intermediate Municipal Fund versus the Lehman Brothers 1-10 Year Municipal Bond Index(4). It is important to note that the National Intermediate Municipal Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.The comparison is shown for illustrative purposes only.


-------------------------------
Portfolio Highlights/++/
-------------------------------

Quality Breakdown as of
December 31, 1998

     [PIE CHART APPEARS HERE]

AAA        51%

A          17%

BBB        14%

AA         11%

-------------------------------

Cash and cash equivalents represent 7% of the Fund's net assets.


-----------------------------
Comparative of portfolio as
of December 31, 1998/#/
-----------------------------

New York             25%
 .............................
Illinois             10%
 .............................
Indiana              10%
 .............................
Pennsylvania          8%
 .............................
South Carolina        7%
 .............................
Virginia              7%
 .............................
California            4%
 .............................
Texas                 4%
 .............................
Ohio                  3%
 .............................
District of Columbia  3%
 .............................
New Jersey            3%
 .............................
Massachusetts         3%
 .............................
Mississippi           2%
 .............................
Louisiana             2%
 .............................
Michigan              2%
 .............................
Hawaii                2%
 .............................
Florida               1%

=============================


--------------------------------------------------------------------------------
NATIONAL INTERMEDIATE MINICIPAL FUND--CLASS A, B, 2 AND O SHARES Comparison of $10,000 Investment in the Fund with Lehman Brothers Muni 1-10 Year (Mkt Wtd) Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date          CLASS A      CLASS B      CLASS 2      CLASS O   Weight Index
----          -------      -------      -------      -------   ------------
2/22/95         9525        10000         9900        10000        10000
6/95            9841        10274        10173        10310        10369
12/95          10388        10797        10690        10896        10913
6/96           10368        10738        10632        10887        10952
12/96          10822        11159        11049        11367        11392
6/97           11117        11413        11311        11690        11699
12/97          11635        11907        11789        12250        12218
6/98           11868        12093        11973        12509        12504
12/98          12162        12051        12229        12833        12944

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31,1998
--------------------------------------------------------------------------------

Class A                    Net Asset Value(*)         Public Offering Price(***)
 ................................................................................
Since Inception (2/22/95)  6.54%                      5.20%
3 year                     5.38%                      3.69%
1 year                     4.52%                     -0.44%
 ................................................................................
Class B                    Return If Not Redeemed(*)  Return If Redeemed(***)
 ................................................................................
Since Inception (2/22/95)  5.62%                      4.95%
3 year                     4.57%                      3.65%
1 year                     3.73%                     -1.26%
 ................................................................................
Class 2++                  Return If Not Redeemed(*)  Return If Redeemed(***)
 ................................................................................
Since Inception (2/22/95)  5.62%                      5.35%
3 year                     4.57%                      4.20%
1 year                     3.73%                      1.68%
 ................................................................................
Class O                    Return If Not Redeemed(*)  Return If Redeemed(***)
 ................................................................................
Since Inception (2/22/95)  6.68%                      6.68%
3 year                     5.59%                      5.59%
1 year                     4.76%                      4.76%

================================================================================

---------------------------------------------------------------------------------------------
Lipper Comparative Performance+
Salomon Brothers National Inter. Muni. Fund
---------------------------------------------------------------------------------------------
Lipper Category: Intermediate Municipal Debt Funds
 .............................................................................................
                 1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 .............................................................................................
Since Inception (2/22/95) 6.48%           6.54%      3rd Quartile - Top 54% #62 of 116 Funds
1 year                    5.35%           4.52%      4th Quartile - 91% #134 of 148 Funds
 .............................................................................................
Class B Shares                                       Ranking
 .............................................................................................
Since Inception (2/22/95)                 5.62%      4th Quartile - 89% #103
1 year                                    3.73%      4th Quartile - Top 98% #145
 .............................................................................................
Class 2 Shares++                                     Ranking
 .............................................................................................
Since Inception (2/22/95)                 5.62%      4th Quartile - Top 90% #104
1 year                                    3.73%      4th Quartile - Top 100% #148
 .............................................................................................
Class O Shares                                       Ranking
 .............................................................................................
Since Inception (2/22/95)                 6.68%      2nd Quartile - Top 37% #42
1 year                                    4.76%      4th Quartile - Top 83% #122

=============================================================================================

Portfolio holdings may vary.       See pages 28 and 29 for all footnotes.     25

[GRAPHIC]  THE SALOMON BROTHERS

               U.S. Government
               Income Fund


INVESTMENT OBJECTIVE AND STRATEGY

The Salomon Brothers U.S. Government Income Fund seeks to obtain a high level of current income. Under normal conditions the Fund invests 100% of its net assets in debt obligations and mortgage-backed securities issued by or guaranteed by the U.S. government, its agencies or instrumentalities. The Fund expects maintain an average portfolio duration of two to four years. (Duration is a rough measure of a Fund's sensitivity to interest rates.)


THE FUND MANAGER

[PHOTO] Roger Lavan, Director and Portfolio Manager at Salomon Brothers Asset Management Inc,has 14 years of investment industry experience in the fixed-income markets.Mr.Lavan is responsible for day-to-day Fund management.


PERFORMANCE UPDATE

The U.S. Government Income Fund's Class A shares returned 7.62% in 1998. This compares with the 9.63% return for the Salomon Smith Barney 1-5 Year Treasury Bond Index and 6.58% for the Lipper Analytical Services, Inc. Short/Intermediate U.S. Government Funds peer group average.


MARKET REVIEW AND PORTFOLIO HIGHLIGHTS

The Salomon Brothers U.S. Government Income Fund outperformed its Lipper Peer Group by 1.04% in 1998. The Fund's strong performance resulted from its shift into longer duration bonds and a sizable allocation to Treasuries.

For the first time since 1990, safe bonds outperformed risky bonds. In 1998, interest rates fell approximately 1% pushing Treasury bond prices significantly higher. While low inflation did contribute to lower bond yields, exogenous factors such as equity market concerns, default fears and expectations of spreading global economic weakness gave investors sufficient reason to seek the safety and liquidity of the Treasury sector. In 1998, investment grade assets underperfomed Treasuries for the first time in a non-recessionary year and in recent financial history.

Early in the year, we believed Asia's economic woes would slow economic growth in the U.S and push inflation lower. This would enable interest rates, in particular long term rates, to move modestly lower and push bond prices higher. The Fund overweighted long-term bonds and discount mortgage securities, to take advantage of expectations for lower interest rates.

We held this position until mid-August when it became apparent that the global economy would slow down more than was previously expected and the Federal Reserve would ease monetary policy. We strategically reduced the Fund's long-term bond holdings by swapping long maturity Treasuries and mortgages into 5-year Treasuries. These securities generally perform well prior to a Federal Reserve easing cycle and this time was no exception. To maximize the benefits of falling interest rates, we sold mortgage securities trading above par and bought discount pass-throughs.

In the latter part of 1998, the Federal Reserve lowered its short-term lending rate by 25 basis points, on three separate occasions. The Fed's intervention successfully restored liquidity and confidence in the market. In this environment, the main strategy change in the Fund was a reallocation to mortgage pass-throughs from Treasuries.


MARKET OUTLOOK

After seven years of uninterrupted growth, the U.S. economy faces a period of slowing expansion. Although key areas of economic activity remain buoyant, gradual slowing remains a likely scenario for 1999. The Federal Reserve will probably intervene with additional rate cuts, in an effort to reduce the impact of weakness in consumer spending, manufacturing and corporate profits.

We expect interest rates to generally move lower in the first few months of the year, followed by a gradual rise through the end of 1999. In this environment, mortgage-backed securities may outperform Treasuries.

The following graph depicts the performance of the U.S. Government Income Fund versus the Salomon Smith Barney 1-5 Year Treasury Bond Index(5). It is important to note that the U.S. Government Income Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged.The comparison is shown for illustrative purposes only.


---------------------------------------
Portfolio Highlights/#/
---------------------------------------

Composition of portfolio as of
December 31,1998

     [PIE CHART APPEARS HERE]

Agency Pass Throughs             46%

Treasury & Agency Debentures     37%

Agency CMOs                      13%

Cash/Cash Equivalents             4%

---------------------------------------


--------------------------------------------------------------------------------
U.S. GOVERNMENT INCOME FUND--CLASS A, B, 2 AND O SHARES
Comparison of $10,000 Investment in the Fund with Salomon Smith Barney 1-5 years Treasury Bond Index
--------------------------------------------------------------------------------

             [THE FOLLOWING DATA WAS REPRESENTED BY A LINE GRAPH]


Date            CLASS A      CLASS B     CLASS 2   CLASS O    Treas. Bond Ind
----            -------      -------     -------   -------    ---------------
2/22/95           9525        10000         9900    10000         10000
6/95              9958        10429        10325    10465         10450
12/95            10427        10879        10771    10971         10912
6/96             10361        10758        10651    10903         10996
12/96            10801        11172        11061    11381         11412
6/97             11099        11447        11333    11708         11731
12/97            11651        11970        11840    12305         12225
6/98             12037        12320        12198    12740         12612
12/98            12539        12499        12660    13300         13172

Past performance is not predictive of future performance. Performance above reflects returns after deduction of applicable maximum sales charge.


--------------------------------------------------------------------------------
Average Annual Total Returns for Period Through December 31, 1998
--------------------------------------------------------------------------------

Class A                    Net Asset Value(*)         Public Offering Price(***)
 ................................................................................
Since Inception (2/22/95)  7.39%                      6.04%
3 year                     6.32%                      4.63%
1 year                     7.62%                      2.50%
 ................................................................................
Class B                    Return If Not Redeemed(*)  Return If Redeemed(***)
 ................................................................................
Since Inception (2/22/95)  6.60%                      5.95%
3 year                     5.55%                      4.65%
1 year                     6.92%                      1.92%
 ................................................................................
Class 2++                  Return If Not Redeemed(*)  Return If Redeemed(***)
 ................................................................................
Since Inception (2/22/95)  6.57%                      6.30%
3 year                     5.51%                      5.17%
1 year                     6.92%                      4.88%
 ................................................................................
Class O                    Return If Not Redeemed(*)  Return If Redeemed(***)
 ................................................................................
Since Inception (2/22/95)  7.67%                      7.67%
3 year                     6.60%                      6.60%
1 year                     8.08%                      8.08%

================================================================================

---------------------------------------------------------------------------------------------
Lipper Comparative Performance++
Salomon Brothers U.S. Government Income Fund
---------------------------------------------------------------------------------------------

Lipper Category: Short/Intermediate U.S. Government Funds
 .............................................................................................
              1 Year & Since Inception Total Return as of 12/31/98

Class A Shares       Lipper Average  Fund Return(*)  Ranking
 .............................................................................................
Since Inception (2/22/95)  6.83%        7.39%        1st Quartile - Top 19% #13 of 71 Funds
1 year                     6.58%        7.62%        1st Quartile - Top 16% #15 of 99 Funds
 .............................................................................................
Class B Shares                                       Ranking
 .............................................................................................
Since Inception (2/22/95)               6.60%        2nd Quartile - Top 67% #47
1 year                                  6.92%        2nd Quartile - Top 39% #38
 .............................................................................................
Class 2 Shares++                                     Ranking
 .............................................................................................
Since Inception (2/22/95)               6.57%        2nd Quartile - Top 70% #49
1 year                                  6.92%        3rd Quartile - Top 38% #37
 .............................................................................................
Class O Shares                                       Ranking
 .............................................................................................
Since Inception (2/22/95)               7.67%        1st Quartile - Top 12% #8
1 year                                  8.08%        3rd Quartile - Top 51% #5

=============================================================================================

Portfolio holdings may vary.       See pages 28 and 29 for all footnotes.

FOOTNOTES

1 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period September 11, 1995 through December 31, 1998, the combined Index returns are for the period October 1, 1995 through December 31, 1998.

2 The Salomon Smith Barney High-Yield Market Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1998, the Index returns are for the period March 1, 1995 through December 31, 1998.

3 The Salomon Smith Barney Broad Investment-Grade Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1998, the Index returns are for the period March 1, 1995 through December 31, 1998.

4 The Lehman Brothers 1-10 Year Municipal Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1998, the Index returns are for the period March 1, 1995 through December 31, 1998.

5 The Salomon Smith Barney 1-5 Year Treasury Bond Index is valued at month end only. As a result, while the Fund's total return calculations used in this comparison are for the period February 22, 1995 through December 31, 1998, the Index returns are for the period March 1, 1995 through December 31, 1998.

  *  Return does not reflect the deduction of sales charge.

 ** Class A & 2 shares reflect the deduction of the maximum 5.75% and 1.00% sales charges respectively. Class B & 2 shares reflect the maximum contingent deferred sales charge of 5% and 1%, respectively. Class O shares have no initial or contingent deferred sales charge.

*** Class A & 2 shares reflect the deduction of the maximum 4.75% and 1.00% sales charges respectively. Class B & 2 shares reflect the maximum contingent deferred sales charge of 5% and 1%, respectively. Class O shares have no initial or contingent deferred sales charge.

  + Lipper Analytical Services, an industry recognized analysis company, calculates rankings based on total return performance of funds within each category. Lipper rankings change monthly and do not reflect the effect of sales charges. Accordingly, the result in this table for the Class A, Class B and Class 2 shares of each Fund do not reflect the effects of the sales charges applicable to each Class. Lipper performance results represent changes in net asset value, adjusted to reflect reinvestment of dividends and capital gains.

 ++  As a % of long-term holdings.

+++ Effective September 14, 1998, Class C shares of the Fund were redesignated as Class 2 shares.

  #  As a % of net assets.

N/A  Not Available.

GENERAL PERFORMANCE AND RANKING NOTES

Average annual total returns are based on changes in net asset value and assume the reinvestment of all dividends, and/or capital gains distributions in additional shares with and without the effect of the maximum sales charge
(Class A and 2) and the contingent deferred sales charge (Class B and 2).
Class A shares reflect the deduction of an annual 0.25% 12b-1 fee. Class B and 2 shares are subject to an annual 12b-1 service and distribution fee of 1.00%. Class O shares are not subject to an annual 12b-1 fee. Class O shares are only available to existing Class O shareholders. Past performance does not guarantee future results. Investment return and principal value fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns for certain Funds reflect a voluntary expense cap imposed by SBAM to limit total Fund operating expenses. Absent this expense cap, Fund returns would be lower. Expense caps may be revised or terminated at any time.

Portfolio of Investments
December 31, 1998

Salomon Brothers Asia Growth Fund
--------------------------------------------------------------------------------

  Shares   Description                                                  Value

--------------------------------------------------------------------------------
           Common Stocks -- 82.7%
           China -- 1.8%
   296,250 Heilongjiang Electric Power, Class B*...................   $   94,800
   304,800 Shenzhen Fangda, Class B................................      148,721
                                                                      ----------
                                                                         243,521
                                                                      ----------
           Hong Kong -- 26.4%
    53,000 Cheung Kong.............................................      381,406
   140,000 China Telecom*..........................................      242,158
   190,000 Guangdong Kelon Electronics.............................      169,227
   360,000 Guoco Group.............................................      606,428
    28,000 HSBC Holdings...........................................      697,560
    79,000 Johnson Electric Holdings...............................      202,930
   116,000 Li & Fung...............................................      240,325
    68,000 New World Development...................................      171,163
 1,600,000 Paliburg Holdings*......................................      173,487
   698,000 Sino Land...............................................      373,912
    56,000 Swire Pacific, Class A..................................      250,833
                                                                      ----------
                                                                       3,509,429
                                                                      ----------
           India -- 5.3%
    21,000 Mahanagar Telephone Nigam -- GDR........................      259,875
    30,500 Reliance Industries -- GDR..............................      177,663
    63,500 Tata Engineering & Locomotive -- GDR....................      266,700
                                                                      ----------
                                                                         704,238
                                                                      ----------
           Indonesia -- 1.5%
   142,000 PT Daya Guna Samudera...................................       91,856
   152,000 PT HM Sampoerna*........................................      100,225
                                                                      ----------
                                                                         192,081
                                                                      ----------
           Malaysia -- 2.0%
   139,000 Malaysian International Shipping (a)(d).................      166,117
    60,000 Malaysian Oxygen (d)....................................      103,256
                                                                      ----------
                                                                         269,373
                                                                      ----------
           Philippines -- 2.0%
    50,000 Philippine National Bank*...............................       77,121
   920,000 SM Prime Holdings.......................................      175,013
                                                                      ----------
                                                                         252,134
                                                                      ----------
           Singapore -- 14.1%
   106,000 Cerebos Pacific.........................................      145,742
   400,000 Eastern Asia Technology.................................      106,000
    40,000 Elec & Eltek International..............................      216,000
    42,000 Haw Par.................................................       47,062
   112,000 Hong Leong Finance (a)..................................      214,367
   240,000 Keppel Tatlee Bank......................................      418,655
    99,000 Keppel..................................................      265,039
 1,211,000 KLW Holdings*...........................................      139,364
   145,000 Lindeteves-Jacoberg.....................................      122,078
    18,001 Singapore Press Holdings (a)............................      196,256
                                                                      ----------
                                                                       1,870,563
                                                                      ----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Asia Growth Fund (continued)

-------------------------------------------------------------------------------
  Shares   Description                                                 Value

-------------------------------------------------------------------------------
           South Korea -- 9.1%
     9,500 Hansol Paper...........................................   $  108,188
    22,946 Medison................................................      267,036
     5,338 Pohang Iron & Steel....................................      343,882
     5,000 Samsung Display & Devices..............................      246,467
     9,050 Youngone...............................................      242,988
                                                                     ----------
                                                                      1,208,561
                                                                     ----------
           Taiwan -- 12.8%
   254,800 BES Engineering*.......................................      109,132
    64,000 Cathay Life Insurance*.................................      206,580
    90,000 Compal Electronics*....................................      293,296
   170,840 Everest Textile*.......................................      152,706
    81,000 Nien Hsing Textile*....................................      192,318
    90,000 Phoenixtec Power*......................................      177,374
    75,800 President Chain Store*.................................      238,786
   152,000 Taiwan Semiconductor*..................................      334,947
                                                                     ----------
                                                                      1,705,139
                                                                     ----------
           Thailand -- 7.7%
   100,000 Bangkok Bank (a)*......................................      206,327
    87,000 Banpu Public Company*..................................       97,531
    29,000 BEC World Public Company (a)...........................      159,560
    97,000 Electricity Generating Public Company*.................      169,450
   214,352 National Finance & Securities*.........................       63,392
   318,648 National Finance & Securities (a)*.....................      100,810
    15,000 Siam Cement*...........................................      231,087
                                                                     ----------
                                                                      1,028,157
                                                                     ----------
           Total Common Stocks
            (cost -- $10,416,770).................................   10,983,196
                                                                     ----------
 Principal
  Amount
 ---------

           Convertible Corporate Bonds -- 7.1%
           Hong Kong -- 7.1%
  $585,000 China Resources Beijing Land, 2.000%, due 04/30/04.....      481,163
   550,000 Shanghai Industrial, 1.000%, due 02/24/03..............      466,125
                                                                     ----------
           Total Convertible Corporate Bonds
            (cost -- $637,067)....................................      947,288
                                                                     ----------

           Equity-Linked Notes -- 3.8%

           India -- 0.4%
   100,000 Reliance Industries Index Note due 11/06/00 (b)........       54,379
                                                                     ----------

           Singapore -- 3.4%
   449,358 OUB Equity Linked Note due 01/06/02 (c)................      449,540
                                                                     ----------
           Total Equity-Linked Notes
            (cost -- $563,335)....................................      503,919
                                                                     ----------
 Warrants
 --------
           Warrants -- 0.3%
           Hong Kong -- 0.3%
 4,000,000 Merrill Lynch S&P 500 Index Put Warrants, expiring
           03/18/99*..............................................       16,523
 2,500,000 Societe Generale Dow Jones Index Put Warrants, expiring
           03/18/99*..............................................       18,394
                                                                     ----------
           Total Warrants
            (cost -- $126,808)....................................       34,917
                                                                     ----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Asia Growth Fund (concluded)

-------------------------------------------------------------------------------
           Description                                                Value

-------------------------------------------------------------------------------
           Rights -- 0.0%
           Taiwan -- 0.0%
      130  Compal Electronics Rights (cost -- $0)*..............   $       101
                                                                   -----------
 Contracts
 ---------
           Purchased Options -- 3.5%
           Hong Kong -- 0.2%
       14  Hang Seng OTC Index Put (expiring 01/29/99, exercise
            price 9,600 HKD)*...................................        21,324
                                                                   -----------
           South Korea -- 3.3%
           S.K. Telecom Lepo Call (expiring 06/17/99, exercise
      800  price $.001)*........................................       445,328
                                                                   -----------
           Total Purchased Options
           (cost -- $420,248)...................................       466,652
                                                                   -----------
           Total Investments -- 97.4%
           (cost -- $12,164,228)................................    12,936,073
                                                                   -----------
           Written Options -- 0.0%
           Hong Kong -- 0.0%
      (1)  Hang Seng OTC Index Put (expiring 01/29/99, exercise
            price 9,000 HKD) (premium received -- $760)*........          (768)
                                                                   -----------
           Other assets in excess of liabilities -- 2.6%........       350,050
                                                                   -----------
           Net Assets -- 100.0%.................................   $13,285,355
                                                                   ===========

Forward Foreign Currency Contracts

-----------------------------------------------------------------------------
                                                                 Unrealized
            Maturity   Contracts to   In Exchange Contracts at  Appreciation
             Dates    Receive/Deliver     for        Value     (Depreciation)

-----------------------------------------------------------------------------
Purchases
           01/04/1999 HKD     380,016 $   49,057   $   49,052     $     (5)
           01/05/1999 HKD     445,485     57,500       57,504            4
Sales
           10/26/1999 HKD  20,028,750  2,500,000    2,557,682      (57,682)
           02/26/1999 NTD  19,263,750    596,419      596,087          332
           01/06/1999 SGD      63,982     38,560       38,770         (210)
           02/26/1999 SGD   1,420,560    863,143      863,904         (761)
                                                                  --------
                                                                  $(58,322)
                                                                  ========

* Non-income producing security.
(a) Foreign Shares.
(b) Each $100,000 note is equivalent to 19,526 shares of Reliance Industries Ltd. Redemption proceeds will be determined at date of redemption based on the change in (1) the value of the shares of Reliance Industries Ltd. and
    (2) the exchange rate between the U.S. Dollar and Indian Rupee. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Reliance Industries Ltd.
(c) The current principal amount of these notes is equivalent to 182,000 shares of Overseas Union Bank. Redemption proceeds will be determined at date of redemption based on change in (1) the value of the shares of Overseas Union Bank and (2) the exchange rate between the U.S. Dollar and Singapore Dol-lar. Interest on the notes is equal to the amount of dividends paid on the underlying shares of Overseas Union Bank.
(d) Fair valued at December 31, 1998.

Abbreviations used in this statement:
GDR  Global Depository Receipt.
HKD  Hong Kong Dollar.
NTD  New Taiwan Dollar.
OTC  Over The Counter.
SGD  Singapore Dollar.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Small Cap Growth Fund

--------------------------------------------------------------------------------
   Shares   Description                                                Value

--------------------------------------------------------------------------------
            Common Stocks -- 97.2%
            Basic Industries -- 1.3%
      5,000 Geon.................................................   $    115,000
                                                                    ------------

            Capital Goods -- 3.4%
      9,200 Matthews International...............................        289,800
                                                                    ------------

            Communications -- 2.6%
      9,000 Rogers Cantel Mobile Communications..................        109,688
      3,000 Winstar Communications*..............................        117,000
                                                                    ------------
                                                                         226,688
                                                                    ------------

            Consumer -- 25.4%
      2,000 Abacus Direct*.......................................         91,000
      4,000 Cost Plus*...........................................        125,500
      9,500 DeVry*...............................................        290,938
      5,000 Dollar Tree Stores*..................................        218,438
      3,000 Dura Automotive Systems*.............................        102,375
      2,000 Earthgrains..........................................         61,875
      7,000 Fossil*..............................................        201,250
      6,000 Insight Enterprises*.................................        305,250
      2,500 Lason*...............................................        145,469
      4,000 Michael Foods........................................        120,000
      3,000 O'Reilly Automotive*.................................        141,750
      6,000 Profit Recovery Group International*.................        224,625
     12,600 Ryan's Family Steak Houses*..........................        155,925
                                                                    ------------
                                                                       2,184,395
                                                                    ------------

            Financial Services -- 26.5%
      3,000 Alliance Bancorp.....................................         58,688
      4,500 American Heritage Life Investment....................        109,969
      3,500 Andover Bancorp......................................        121,188
      2,500 CMAC Investment......................................        114,844
      7,000 Dime Bancorp.........................................        185,063
      9,000 Enstar Group*........................................        118,125
      4,500 Flagstar Bancorp.....................................        117,563
      4,200 Haven Bancorp........................................         63,000
      4,000 Independence Community Bancorp.......................         63,750
      5,000 Legg Mason...........................................        157,813
      4,900 Peoples Heritage Financial Group.....................         98,000
      8,500 Protective Life......................................        338,406
      4,500 Reinsurance Group of America.........................        315,000
      3,000 ReliaStar Financial..................................        138,375
      7,000 UICI*................................................        171,500
      6,600 Willis Lease Finance*................................        103,950
                                                                    ------------
                                                                       2,275,234
                                                                    ------------

            Health Care -- 16.0%
      3,500 Idexx Laboratories*..................................         94,172
      2,000 IDEC Pharmaceuticals*................................         94,000
      9,000 MedQuist*............................................        355,500
      4,000 Novoste*.............................................        113,500
      7,000 ResMed*..............................................        317,625
      3,000 Safeskin*............................................         72,375

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Small Cap Growth Fund (concluded)

-------------------------------------------------------------------------------
   Shares   Description                                               Value

-------------------------------------------------------------------------------
            Health Care -- (continued)
      5,000 Serologicals*.......................................   $    150,000
      3,500 Universal Health Services*..........................        181,563
                                                                   ------------
                                                                      1,378,735
                                                                   ------------
            Technology -- 22.0%
      3,000 Affiliated Computer Services........................        135,000
      4,500 Bindview Development*...............................        123,750
      3,000 Carrier Access*.....................................        103,312
      1,500 CMGI*...............................................        159,750
      2,500 Concord Communications*.............................        141,875
      5,000 Genesys Telecommunications Laboratories*............        111,250
      3,000 Keane*..............................................        119,813
      2,500 Legato Systems*.....................................        164,844
      3,000 Level One Communications*...........................        106,500
      4,000 Manhattan Associates*...............................        109,000
      2,500 New Era of Networks*................................        110,000
      7,000 Polycom*............................................        155,750
      4,000 Siebel Systems*.....................................        135,750
      2,500 Ticketmaster Online-CitySearch*.....................        142,500
      1,000 Uniphase*...........................................         69,370
                                                                   ------------
                                                                      1,888,464
                                                                   ------------
            Total Common Stocks
             (cost -- $6,776,336)...............................      8,358,316
                                                                   ------------

 Principal
   Amount
 ----------
            Repurchase Agreements -- 6.3%
   $130,000 Repurchase Agreement, 4.680%, due 01/04/99, dated
             12/31/98, with J.P. Morgan Securities,
             collateralized by $92,000 U.S. Treasury Bonds,
             8.875%, due 2/15/19 valued at $133,745; proceeds:
             $130,068...........................................        130,000
    412,000 Repurchase Agreement, 4.750%, due 01/04/99, dated
             12/31/98, with Warburg Dillion Read, collateralized
             by $416,000 U.S. Treasury Bonds, 5.625%, due
             11/30/99 valued at $421,200; proceeds: $412,217....        412,000
                                                                   ------------
            Total Repurchase Agreements
             (cost -- $542,000).................................        542,000
                                                                   ------------
            Liabilities in excess of other assets -- (3.5%).....      (306,786)
                                                                   ------------
            Net Assets -- 100.0%................................   $  8,593,530
                                                                   ============

* Non-income producing security.
                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Capital Fund

--------------------------------------------------------------------------------
   Shares   Description                                                Value

--------------------------------------------------------------------------------
            Common Stocks -- 85.7%
            Basic Industries -- 5.9%
    150,000 Geon.................................................   $  3,450,000
     50,000 Martin Marietta Materials............................      3,109,375
    135,000 OM Group.............................................      4,927,500
     17,500 Vulcan Materials.....................................      2,302,344
                                                                    ------------
                                                                      13,789,219
                                                                    ------------
            Communications -- 7.9%
    100,000 Bell Atlantic........................................      5,300,000
     40,000 Frontier.............................................      1,360,000
     35,000 MCI WorldCom*........................................      2,511,250
     75,000 NTL*.................................................      4,232,813
    420,000 Rogers Cantel Mobile Communications, Class B*........      5,118,750
                                                                    ------------
                                                                      18,522,813
                                                                    ------------
            Consumer Cyclicals -- 8.8%
     75,000 Breed Technologies*..................................        614,063
    125,000 Costco Companies*....................................      9,023,438
     75,000 Federated Department Stores*.........................      3,267,184
    250,000 Hollinger International..............................      3,484,375
    170,000 Tower Automotive*....................................      4,239,375
                                                                    ------------
                                                                      20,628,435
                                                                    ------------
            Consumer Non-Cyclicals -- 28.6%
    825,000 Food Lion, Class B...................................      8,301,563
    275,000 Hormel Foods.........................................      9,006,250
    240,000 John B. Sanfilippo & Sons*...........................      1,020,000
    125,000 Michael Foods........................................      3,750,000
    150,000 News Corporation -- ADR..............................      3,703,125
    180,000 Philip Morris Companies..............................      9,630,000
    425,000 RJR Nabisco Holdings.................................     12,617,188
    175,000 Tele-Communications, TCI Ventures Group, Class A*....      4,123,438
    175,000 Tyson Foods, Class A.................................      3,718,750
    100,000 UST..................................................      3,487,500
    300,000 U.S. Satellite Broadcasting*.........................      4,125,000
     50,000 Viacom, Class B*.....................................      3,700,000
                                                                    ------------
                                                                      67,182,814
                                                                    ------------
            Energy -- 5.8%
    150,000 Conoco, Class A*.....................................      3,131,250
    100,000 Enron Oil & Gas......................................      1,725,000
    300,000 Paradigm Geophysical*................................      1,537,500
    100,000 Suncor Energy........................................      2,987,500
    100,000 Tosco................................................      2,587,500
     85,000 Valero Energy........................................      1,806,250
                                                                    ------------
                                                                      13,775,000
                                                                    ------------
            Financial Services -- 7.7%
    150,000 Bank of New York.....................................      6,037,500
    100,000 Fleet Financial Group................................      4,468,750
    100,000 Haven Bancorp........................................      1,500,000
    200,000 Independence Community Bancorp.......................      3,187,500
     75,000 Mercantile Bankshares................................      2,887,500
                                                                    ------------
                                                                      18,081,250
                                                                    ------------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Capital Fund (continued)

-------------------------------------------------------------------------------
   Shares    Description                                              Value

-------------------------------------------------------------------------------
             Health Care -- 2.3%
     100,000 Centocor*..........................................   $  4,512,500
     200,000 CombiChem*.........................................        862,500
                                                                   ------------
                                                                      5,375,000
                                                                   ------------
             Technology -- 17.0%
     200,000 Adaptec*...........................................      3,512,500
     100,000 Applied Materials*.................................      4,268,750
     140,000 Aspect Telecommunications*.........................      2,415,000
      35,000 Comverse Technology*...............................      2,485,000
     250,000 Integrated Process Equipment*......................      2,687,500
      15,000 International Business Machines....................      2,771,250
     100,000 Level One Communications*..........................      3,550,000
      92,500 Plantronics*.......................................      7,955,000
     150,000 Quantum*...........................................      3,187,500
     150,000 Seagate Technology*................................      4,537,500
      30,000 Texas Instruments..................................      2,566,875
                                                                   ------------
                                                                     39,936,875
                                                                   ------------
             Utilities -- 1.7%
      45,000 K N Energy.........................................      1,636,875
      75,000 Williams Companies.................................      2,339,063
                                                                   ------------
                                                                      3,975,938
                                                                   ------------
             Total Common Stocks
              (cost -- $150,420,993)............................    201,267,344
                                                                   ------------
             Convertible Preferred Stocks -- 1.5%
             Consumer Cyclicals -- 1.5%
     150,000 BTI Capital Trust, 6.500% (cost -- $7,208,000).....      3,525,000
                                                                   ------------

  Principal
   Amount
 -----------
             Convertible Corporate Bonds -- 4.0%
             Consumer Cyclicals -- 3.7%
 $ 8,500,000 Fine Host, 5.000%, due 11/01/04....................      6,417,500
  20,000,000 Sunbeam, Zero Coupon, due 03/25/18.................      2,350,000
                                                                   ------------
                                                                      8,767,500
                                                                   ------------
             Technology -- 0.3%
             Integrated Process Equipment, 6.250%, due
   1,000,000 09/15/04...........................................        728,750
                                                                   ------------
             Total Convertible Corporate Bonds
              (cost -- $10,870,268).............................      9,496,250
                                                                   ------------
  Contracts
 -----------
             Purchased Options -- 0.0%
         200 Interactive Week Internet Index Put
              (expiring February 1999, exercise price $400)*
             (cost -- $148,100).................................         85,000
                                                                   ------------
             Total Investments -- 91.2%
              (cost -- $168,647,361)............................    214,373,594
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Capital Fund (concluded)

-------------------------------------------------------------------------------
  Principal
   Amount    Description                                              Value

-------------------------------------------------------------------------------
             Repurchase Agreements -- 7.8%
 $ 6,625,000 Repurchase Agreement, 4.680%, due 01/04/99, dated
              12/31/98, with J.P. Morgan Securities,
              collateralized by $5,557,000 U.S. Treasury Bonds,
              7.250%, due 05/15/16 valued at $6,758,701;
              proceeds: $6,628,445..............................   $  6,625,000
  11,650,000 Repurchase Agreement, 4.750%, due 01/04/99, dated
              12/31/98, with Warburg Dillon Read, collateralized
              by $11,737,000 U.S. Treasury Notes, 5.625%, due
              11/30/99 valued at $11,883,713; proceeds:
              $11,656,149.......................................     11,650,000
                                                                   ------------
             Total Repurchase Agreements
              (cost -- $18,275,000).............................     18,275,000
                                                                   ------------
             Other assets in excess of liabilities  -- 1.0%.....      2,412,603
                                                                   ------------
             Net Assets -- 100.0%...............................   $235,061,197
                                                                   ============

* Non-income producing security.
Abbreviation used in this statement:
ADR American Depository Receipt.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Investors Fund

--------------------------------------------------------------------------------
  Shares   Description                                                 Value

--------------------------------------------------------------------------------
           Common Stocks -- 86.7%
           Basic Industries -- 4.8%
   200,000 Martin Marietta Materials.............................   $ 12,437,500
   420,000 OM Group..............................................     15,330,000
    76,800 Vulcan Materials......................................     10,104,000
                                                                    ------------
                                                                      37,871,500
                                                                    ------------
           Capital Goods -- 1.7%
   183,000 Tyco International....................................     13,805,063
                                                                    ------------
           Communications -- 7.0%
   258,000 Bell Atlantic.........................................     13,674,000
   370,700 Frontier..............................................     12,603,800
   115,000 GTE...................................................      7,755,313
   186,000 MCI WorldCom*.........................................     13,345,500
   150,000 SBC Communications....................................      8,043,750
                                                                    ------------
                                                                      55,422,363
                                                                    ------------
           Consumer Cyclicals -- 9.4%
   350,000 Costco Companies*.....................................     25,265,625
   220,000 Dayton-Hudson.........................................     11,935,000
   225,000 Federated Department Stores*..........................      9,801,563
   190,000 Lear*.................................................      7,315,000
   611,300 Tower Automotive*.....................................     15,244,294
   270,000 U.S. Industries.......................................      5,028,750
                                                                    ------------
                                                                      74,590,232
                                                                    ------------
           Consumer Non-Cyclicals -- 16.5%
   890,000 Food Lion, Class A....................................      9,456,250
   100,000 Food Lion, Class B....................................      1,006,250
   260,000 Hormel Foods..........................................      8,515,000
   375,000 Interstate Bakeries...................................      9,914,063
   435,700 Philip Morris Companies...............................     23,309,950
   925,000 RJR Nabisco Holdings..................................     27,460,938
    57,000 Tele-Communications, Liberty Media Group, Class A*....      2,625,563
   712,070 Tele-Communications, TCI Ventures Group, Class A*.....     16,778,149
   643,500 Tyson Foods, Class A..................................     13,674,375
   148,900 UST...................................................      5,192,881
   175,000 Viacom, Class B*......................................     12,950,000
                                                                    ------------
                                                                     130,883,419
                                                                    ------------
           Energy -- 8.1%
   150,000 Amerada Hess..........................................      7,462,500
   190,500 Burlington Resources..................................      6,822,281
   350,000 Conoco, Class A*......................................      7,306,250
   240,000 Royal Dutch Petroleum, 5 Guilder......................     11,490,000
   400,000 Suncor Energy.........................................     11,950,000
    75,000 Sunoco................................................      2,704,688
   150,000 TOTAL -- ADR..........................................      7,462,500
   300,000 USX-Marathon Group....................................      9,037,500
                                                                    ------------
                                                                      64,235,719
                                                                    ------------
           Financial Services -- 15.5%
    85,600 American Express......................................      8,752,600
   191,600 Associates First Capital..............................      8,119,050

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Investors Fund (continued)

-------------------------------------------------------------------------------
  Shares   Description                                                Value

-------------------------------------------------------------------------------
           Financial Services -- (continued)
   728,800 Bank of New York.....................................   $ 29,334,200
   215,000 BankBoston...........................................      8,371,563
   136,800 Dime Bancorp.........................................      3,616,650
   294,000 Federal Home Loan Mortgage...........................     18,944,625
   195,000 Fleet Financial Group................................      8,714,063
   133,000 Morgan Stanley Dean Witter...........................      9,443,000
   245,100 Nationwide Financial Services, Class A...............     12,668,606
   375,000 Provident Companies..................................     15,562,500
                                                                   ------------
                                                                    123,526,857
                                                                   ------------
           Health Care -- 5.3%
   220,000 Abbott Laboratories..................................     10,780,000
   185,000 American Home Products...............................     10,417,813
   120,000 Johnson & Johnson....................................     10,065,000
   194,000 Pharmacia & Upjohn...................................     10,985,250
                                                                   ------------
                                                                     42,248,063
                                                                   ------------
           Real Estate Investment Trusts -- 3.6%
   343,000 Arden Realty Group...................................      7,953,313
   340,000 Equity Office Properties Trust.......................      8,160,000
   234,800 Glenborough Realty Trust.............................      4,784,050
   345,000 New Plan Excel Realty Trust..........................      7,654,688
                                                                   ------------
                                                                     28,552,051
                                                                   ------------
           Technology -- 11.9%
   210,000 Adaptec*.............................................      3,688,125
   259,000 Applied Materials*...................................     11,056,063
   327,300 Aspect Telecommunications*...........................      5,645,925
   168,000 Hewlett-Packard......................................     11,476,500
    90,000 Intel................................................     10,670,625
   120,000 International Business Machines......................     22,170,000
   101,000 Plantronics*.........................................      8,686,000
   350,000 Seagate Technology*..................................     10,587,500
   120,000 Texas Instruments....................................     10,267,500
                                                                   ------------
                                                                     94,248,238
                                                                   ------------
           Transportation -- 1.6%
   164,500 Canadian National Railway............................      8,533,438
    86,000 Union Pacific........................................      3,875,375
                                                                   ------------
                                                                     12,408,813
                                                                   ------------
           Utilities -- 1.3%
   336,400 Williams Companies...................................     10,491,475
                                                                   ------------
           Total Common Stocks
            (cost -- $461,554,298)..............................    688,283,793
                                                                   ------------
           Preferred Stocks -- 1.9%
           Consumer Non-Cyclicals -- 1.9%
   630,000 News Corporation -- ADR (cost $13,719,980)...........     15,553,125
                                                                   ------------
           Convertible Preferred Stocks -- 0.7%
           Transportation -- 0.7%
           Union Pacific Capital Trust, 6.250% (cost
   125,100 $6,434,325)..........................................      5,817,150
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Investors Fund (concluded)

-------------------------------------------------------------------------------
  Principal
   Amount    Description                                              Value
-------------------------------------------------------------------------------
             Convertible Corporate Bonds -- 2.9%
             Health Care -- 1.3%
 $10,000,000 Centocor, 4.750%, due 02/15/05.....................   $ 10,587,500
                                                                   ------------
             Technology -- 1.0%
   7,500,000 Micron Technology, 7.000%, due 07/01/04............      8,034,375
                                                                   ------------
             Telecommunications & Utilities -- 0.6%
   4,000,000 NTL, 7.000%, due 12/15/08..........................      4,330,000
                                                                   ------------
             Total Convertible Corporate Bonds
              (cost -- $21,975,684).............................     22,951,875
                                                                   ------------
   Rights    Rights -- 0.0%
             Real Estate Investment Trusts -- 0.0%
     234,800 Glenborough Realty Trust Rights, expiring
              07/20/08..........................................              0
                                                                   ------------
             Technology -- 0.0%
     180,000 Texas Instruments Rights, expiring 06/18/08........              0
                                                                   ------------
             Total Rights
              (cost $0).........................................              0
                                                                   ------------
             Total Investments -- 92.2%
              (cost -- $503,684,287)............................    732,605,943
                                                                   ------------
             Repurchase Agreements -- 6.6%
  13,597,000 Repurchase Agreement, 4.680%, due 01/04/99, dated
              12/31/98 with J.P. Morgan Securities,
              collateralized by $11,404,000 U.S. Treasury Bonds,
              7.250%, due 05/15/16, valued at $13,870,115;
              proceeds: $13,604,070.............................     13,597,000
  39,000,000 Repurchase Agreement, 4.750%, due 01/04/99, dated
              12/31/98 with Warburg Dillon Read, collateralized
              by $39,289,000 U.S. Treasury Notes, 5.625%, due
              11/30/99, valued at $39,780,113; proceeds:
              $39,020,583.......................................     39,000,000
                                                                   ------------
             Total Repurchase Agreements
              (cost -- $52,597,000).............................     52,597,000
                                                                   ------------
             Other assets in excess of liabilities  -- 1.2%.....      9,534,902
                                                                   ------------
             Net Assets -- 100.0%...............................   $794,737,845
                                                                   ============

* Non-income producing security.
Abbreviation used in this statement:
ADR American Depository Receipt.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund

--------------------------------------------------------------------------------
   Shares    Description                                               Value

--------------------------------------------------------------------------------
             Common Stocks -- 48.4%
             Basic Industries -- 6.7%
      22,000 Aluminum Company of America.........................   $  1,640,375
      67,700 Geon................................................      1,557,100
      60,000 Lyondell Chemical...................................      1,080,000
      10,000 Monsanto............................................        475,000
      16,000 Nalco Chemical......................................        496,000
      20,000 Union Camp..........................................      1,350,000
     218,600 USEC................................................      3,033,075
      15,800 Vulcan Materials....................................      2,078,680
      20,000 Weyerhauser ........................................      1,016,250
      26,000 Willamette Industries...............................        871,000
                                                                    ------------
                                                                      13,597,480
                                                                    ------------
             Capital Goods -- 1.0%
      15,000 Fluor...............................................        638,438
      43,000 Stone & Webster.....................................      1,429,750
                                                                    ------------
                                                                       2,068,188
                                                                    ------------
             Communications -- 7.0%
      80,000 BCE.................................................      3,035,000
      40,000 Bell Atlantic.......................................      2,120,000
      40,000 Edison International................................      1,115,000
      60,000 Frontier............................................      2,040,000
      28,000 GTE.................................................      1,888,250
      45,000 Houston Industries..................................      1,445,625
      50,000 SBC Communications..................................      2,681,250
                                                                    ------------
                                                                      14,325,125
                                                                    ------------
             Consumer Cyclicals -- 4.0%
      20,726 Cooper Industries...................................        988,371
      18,705 Daimlerchrysler ....................................      1,796,849
      19,500 Eastman Kodak.......................................      1,404,000
      20,240 Hollinger International.............................        282,095
       8,000 J.C. Penney.........................................        375,000
      22,100 May Department Stores...............................      1,334,288
      48,000 Sears, Roebuck......................................      2,040,000
                                                                    ------------
                                                                       8,220,603
                                                                    ------------
             Consumer Non-Cyclicals -- 5.6%
      23,000 Anheuser-Busch......................................      1,509,375
      70,000 Avon Products.......................................      3,097,500
     150,000 Food Lion, Class B..................................      1,509,375
      50,000 Hormel Foods........................................      1,637,500
       3,000 McDonalds...........................................        229,875
       8,000 PepsiCo.............................................        327,500
      30,000 Philip Morris Companies ............................      1,605,000
      45,000 Ralston-Purina Group................................      1,456,875
                                                                    ------------
                                                                      11,373,000
                                                                    ------------
             Energy -- 6.0%
      25,000 Amerada Hess........................................      1,243,750
      23,000 Amoco...............................................      1,388,625
      23,000 Exxon...............................................      1,681,875
      50,000 Halliburton.........................................      1,481,250

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

--------------------------------------------------------------------------------
   Shares    Description                                               Value

--------------------------------------------------------------------------------
             Energy -- (continued)
      14,000 Mobil...............................................   $  1,219,750
      16,000 Royal Dutch Petroleum, 5 Guilder....................        766,000
      20,000 Schlumberger........................................        922,500
      95,000 Suncor Energy.......................................      2,838,125
      12,000 Texaco..............................................        634,500
                                                                    ------------
                                                                      12,176,375
                                                                    ------------

             Financial Services -- 4.0%
      30,000 Allstate............................................      1,158,750
       9,000 BankAmerica.........................................        541,125
      18,000 Chubb...............................................      1,167,750
      30,000 CIGNA...............................................      2,319,375
      30,000 Fleet Financial Group...............................      1,340,625
      23,000 Marsh & McLennan Companies..........................      1,344,063
       5,700 Nationwide Financial Services, Class A..............        294,619
                                                                    ------------
                                                                       8,166,307
                                                                    ------------
             Health Care -- 2.4%
      42,000 American Home Products..............................      2,365,125
      26,000 Bausch & Lomb.......................................      1,560,000
       4,000 Johnson & Johnson...................................        335,500
      10,000 Pharmacia & Upjohn..................................        566,250
                                                                    ------------
                                                                       4,826,875
                                                                    ------------
             Real Estate Investment Trusts -- 5.9%
      67,500 Arden Realty Group..................................      1,565,156
      35,000 Bedford Property Investors..........................        590,625
      55,000 Brandywine Realty Trust.............................        983,125
      45,000 Duke Realty Investments.............................      1,046,250
      65,000 Glenborough Realty Trust............................      1,324,375
      46,950 JDN Realty..........................................      1,012,359
      75,000 Mid Atlantic Realty Trust...........................        923,438
      84,000 New Plan Excel Realty Trust.........................      1,863,750
      30,000 Patriot American Hospitality........................        180,000
      18,000 Prentiss Properties Trust...........................        401,625
      35,000 Reckson Associates Realty...........................        776,563
      35,000 Sun Communities.....................................      1,218,438
                                                                    ------------
                                                                      11,885,704
                                                                    ------------
             Technology -- 1.2%
      36,000 Pitney Bowes........................................      2,378,250
         329 Sensomatic Electronics..............................          2,282
                                                                    ------------
                                                                       2,380,532
                                                                    ------------
             Transportation -- 3.7%
      70,000 Canadian National Railway...........................      3,631,250
      25,000 Canadian Pacific....................................        471,875
      75,000 Union Pacific.......................................      3,379,688
                                                                    ------------
                                                                       7,482,813
                                                                    ------------

             Utilities -- 0.9%
      58,000 Williams Companies..................................      1,808,875
                                                                    ------------
             Total Common Stocks
              (cost -- $85,955,737)..............................     98,311,877
                                                                    ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

----------------------------------------------------------------------------
                                            Interest    Maturity
   Shares    Description                      Rate        Date      Value

----------------------------------------------------------------------------
             Preferred Stocks -- 0.0%
             Financial/Leasing -- 0.0%
         321 TCR Holding, Class B*............................   $        19
         177 TCR Holding, Class C*............................            10
         466 TCR Holding, Class D*............................            25
         964 TCR Holding, Class E*............................            61
                                                                 -----------
             Total Preferred Stocks
              (cost -- $115)..................................           115
                                                                 -----------
             Convertible Preferred
             Stocks -- 1.8%
             Basic Industries -- 0.3%
      10,000 International Paper Capital Trust 5.250%.........       483,750
                                                                 -----------
             Consumer Cyclicals -- 0.2%
      20,000 BTI Capital Trust 6.500%.........................       470,000
                                                                 -----------
             Consumer Non-Cyclicals --
               0.3%
      12,500 Ralston Purina 7.000%............................       653,125
                                                                 -----------
             Energy -- 0.2%
      15,000 Chesapeake Energy 7.000%.........................       157,500
       6,000 El Paso Energy Capital Trust 4.750%..............       287,250
                                                                 -----------
                                                                     444,750
                                                                 -----------
             Financial Services -- 0.5%
      10,000 Finova Finance Trust 5.500%......................       743,125
       7,500 Morgan Stanley Dean Witter, Medium Term Notes,
              Series C, Reset PERQS 6.000% due 5/15/00 (d)....       309,375
                                                                 -----------
                                                                   1,052,500
                                                                 -----------
             Telecommunications & Utilities -- 0.3%
      20,000 Skytel Communications $2.25......................       622,500
                                                                 -----------
             Total Convertible Preferred Stocks
              (cost -- $4,361,726)............................     3,726,625
                                                                 -----------
  Principal
   Amount
  ---------

             Corporate Bonds -- 20.2%
             Basic Industries -- 2.4%
 $   200,000 Berry Plastics............         12.250% 04/15/04     209,500
     100,000 Doman Industries Limited..          8.750  03/15/04      79,000
     200,000 Envirosource..............          9.750  06/15/03     180,000
     125,000 Huntsman..................          9.500  07/01/07     125,000
     125,000 Indesco International.....          9.750  04/15/08     118,125
     250,000 ISP Holdings..............          9.000  10/15/03     263,750
     250,000 Millar Western Forest.....          9.875  05/15/08     188,750
     175,000 Monsanto..................          5.875  12/01/08     173,383
     575,000 Pohang Iron & Steel.......          7.500  08/01/02     529,558
   1,200,000 Praxair...................          6.150  04/15/03   1,197,180
     250,000 P&L Coal Holdings.........          9.625  05/15/08     253,750
     200,000 Radnor Holdings...........         10.000  12/01/03     202,000
   1,000,000 Raytheon..................          6.150  11/01/08   1,018,370
     100,000 Renco Metals..............         11.500  07/01/03     104,000
     150,000 Tekni-Plex................         11.250  04/01/07     167,250
                                                                 -----------
                                                                   4,809,616
                                                                 -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------
 Principal                                    Interest     Maturity
   Amount   Description                         Rate         Date      Value

-------------------------------------------------------------------------------
            Consumer Cyclicals -- 1.0%
 $  250,000 Cole National Group..........           8.625% 08/15/07 $   245,000
    100,000 Collins & Aikman Flooring....          10.000  01/15/07     104,000
    250,000 HMH Properties...............           7.875  08/01/08     243,125
    250,000 Prime Hospitality............           9.750  04/01/07     251,250
  1,200,000 Staples......................           7.125  08/15/07   1,217,208
                                                                    -----------
                                                                      2,060,583
                                                                    -----------
            Consumer Non-Cyclicals --
              2.5%
    350,000 American Safety Razor........           9.875  08/01/05     360,500
    250,000 Ameriserv Food...............          10.125  07/15/07     223,750
    250,000 B&G Foods....................           9.625  08/01/07     245,000
    100,000 Carr-Gottstein Foods.........          12.000  11/15/05     114,000
    200,000 CFP Holdings.................          11.625  01/15/04     167,000
    250,000 Dade International...........          11.125  05/01/06     275,000
    250,000 Delta Beverage Group.........           9.750  12/15/03     261,250
    250,000 Ekco Group...................           9.250  04/01/06     250,000
    125,000 Fisher Scientific
             International...............           9.000  02/01/08     123,750
    125,000 French Fragrances............          10.375  05/15/07     123,438
    100,000 Fresenius Medical Care.......           9.000  12/01/06      99,000
    250,000 Grand Casinos................           9.000  10/15/04     281,250
    250,000 Harrahs Operating............           7.875  12/15/05     250,000
    130,000 Hines Horticulture...........          11.750  10/15/05     139,425
    150,000 Integrated Health Services...           9.500  09/15/07     142,500
    250,000 Jitney-Jungle Stores of
             America.....................          12.000  03/01/06     277,500
    200,000 NBTY.........................           8.625  09/15/07     196,000
    250,000 North Atlantic Trading.......          11.000  06/15/04     252,500
    250,000 Park Place Entertainment.....           7.875  12/15/05     251,563
    300,000 Revlon Worldwide (a).........   10.906-11.591  03/15/01     172,500
    250,000 SC International Services....           9.250  09/01/07     251,250
    250,000 Shop Vac.....................          10.625  09/01/03     275,000
    200,000 Stroh Brewery................          11.100  07/01/06     151,000
    250,000 Vencor.......................           9.875  05/01/05     216,250
                                                                    -----------
                                                                      5,099,426
                                                                    -----------
            Data Technology/Information
             Services -- 1.1%
    250,000 Decisionone..................           9.750  08/01/07     116,250
  1,900,000 First Data...................           6.375  12/15/07   1,968,647
    250,000 Unisys.......................           7.875  04/01/08     265,000
                                                                    -----------
                                                                      2,349,897
                                                                    -----------
            Energy -- 1.4%
    250,000 Bellwether Exploration.......          10.875  04/01/07     252,500
    200,000 Benton Oil & Gas.............          11.625  05/01/03     116,000
    150,000 Clark Refining & Marketing...           8.875  11/15/07     134,250
    250,000 Dailey International.........           9.500  02/15/08     111,250
    850,000 Empresa Electric.............           7.300  05/01/03     755,395
  1,350,000 Norsk Hydro..................           6.700  01/15/18   1,341,495
    200,000 Transamerican Energy (Zero
             Coupon until 06/15/99,
             13.000% thereafter) (a).....          13.000  06/15/02      65,000
                                                                    -----------
                                                                      2,775,890
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------
 Principal                                    Interest     Maturity
   Amount   Description                         Rate         Date      Value

-------------------------------------------------------------------------------
            Financial/Leasing -- 4.4%
 $  952,243 Bank One Auto Grantor Trust..           6.290% 07/20/04 $   962,658
    325,000 DVI..........................           9.875  02/01/04     313,219
  2,275,000 Ford Credit Auto Owner
             Trust.......................           5.850  10/15/01   2,289,219
    774,379 Green Tree Financial.........           7.070  01/15/29     802,450
    780,000 Merrill Lynch................           6.000  11/15/04     782,753
  1,100,000 Nationsbank Credit Card
             Master Trust................           6.450  04/15/03   1,118,898
  1,250,000 Sears Roebuck Acceptance.....           7.000  06/15/07   1,341,263
  1,000,000 U.S. Bank....................           5.700  12/15/08     996,240
    250,000 Williams Scotsman............           9.875  06/01/07     255,000
                                                                    -----------
                                                                      8,861,700
                                                                    -----------
            Housing Related -- 0.1%
    250,000 CB Richard Ellis Services....           8.875  06/01/06     245,000
                                                                    -----------
            Manufacturing -- 1.4%
    125,000 Alvey Systems................          11.375  01/31/03     126,250
    250,000 Axiohm Transaction Solution..           9.750  10/01/07     237,500
    250,000 BE Aerospace.................           8.000  03/01/08     245,000
    250,000 Burke Industries.............          10.000  08/15/07     243,750
    125,000 Furon........................           8.125  03/01/08     124,375
    250,000 Hayes Lemmerz International..           8.250  12/15/08     250,000
    250,000 High Voltage Engineering.....          10.500  08/15/04     237,500
    250,000 International Knife & Saw....          11.375  11/15/06     257,500
    125,000 L-3 Communications...........           8.000  08/01/08     125,938
    250,000 Navistar International.......           8.000  02/01/08     255,625
    200,000 Packard Bioscience...........           9.375  03/01/07     190,000
    250,000 Polymer Group................           9.000  07/01/07     248,750
    250,000 Venture Holdings Trust.......           9.500  07/01/05     250,000
                                                                    -----------
                                                                      2,792,188
                                                                    -----------
            Media--3.4%
    200,000 Adelphia Communications......          10.500  07/15/04     219,000
    200,000 American Media Operation.....          11.625  11/15/04     205,000
  1,725,000 Belo (A.H.)..................           7.250  09/15/27   1,736,799
    250,000 Big Flower Press Holdings....           8.625  12/01/08     253,750
    250,000 Centennial Cellular..........          10.750  12/15/08     251,875
    500,000 Century Communications (a)...     8.592-8.878  01/15/08     256,250
    250,000 Comcast Cellular.............           9.500  05/01/07     265,625
    200,000 CSC Holdings.................          10.500  05/15/16     235,000
    250,000 Diamond Cable (Zero Coupon
             until 12/15/00, 11.750%
             thereafter) (a).............   10.594-11.750  12/15/05     205,625
    250,000 Falcon Holding Group.........           8.375  04/15/10     251,250
    850,000 GTE..........................           6.940  04/15/28     923,143
    250,000 Granite Broadcasting.........           8.875  05/15/08     237,500
    250,000 Hollinger International
             Publishing..................           9.250  03/15/07     262,500
    125,000 ICG Holdings (Zero Coupon
             until 09/15/00, 13.500%
             thereafter) (a).............          12.725  09/15/05     103,750
    250,000 Intermedia Communication.....           8.600  06/01/08     238,750
    400,000 International CableTel (Zero
             Coupon until 02/01/01,
             11.500% thereafter) (a).....    9.866-11.804  02/01/06     324,000
    375,000 LIN Holdings (Zero Coupon
             until 03/01/03, 10.000%
             thereafter) (a).............           9.915  03/01/08     258,750
    200,000 Marcus Cable (Zero Coupon
             until 06/15/00, 14.250%
             thereafter) (a).............   12.642-12.921  12/15/05     191,000
    300,000 Metronet Communications (Zero
             Coupon until 06/15/03,
             9.950% thereafter) (a)......          10.391  06/15/08     180,000
    250,000 Rogers Communications........           8.875  07/15/07     257,500
    135,000 SFX Broadcasting.............          10.750  05/15/06     149,850
                                                                    -----------
                                                                      7,006,917
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

------------------------------------------------------------------------------------------------------
 Principal                                                            Interest    Maturity
   Amount   Description                                                 Rate        Date      Value

------------------------------------------------------------------------------------------------------
            Services/Other -- 2.2%
 $  250,000 Allied Waste..........................................         7.875% 01/01/09 $   253,125
  1,920,000 Comdisco, Mandatory Par Put Remarketed Securities.....         6.130  08/01/01   1,905,254
    250,000 Iron Mountain.........................................        10.125  10/01/06     271,250
    250,000 Loomis Fargo..........................................        10.000  01/15/04     230,000
    250,000 Pierce Leahy..........................................        11.125  07/15/06     273,750
    250,000 Protection One........................................         8.125  01/15/09     251,250
    125,000 Safety-Kleen Services.................................         9.250  06/01/08     129,375
  1,200,000 Service Corporation International.....................         6.000  12/15/05   1,188,576
                                                                                           -----------
                                                                                             4,502,580
                                                                                           -----------
            Transportation -- 0.3%
    250,000 Enterprises Shipholding...............................         8.875  05/01/08     206,250
    200,000 Holt Group............................................         9.750  01/15/06     139,000
    150,000 Teekay Shipping.......................................         8.320  02/01/08     148,500
    400,000 TFM (Zero Coupon until 06/15/02, 11.750% thereafter)
             (a)..................................................        11.398  06/15/09     187,000
                                                                                           -----------
                                                                                               680,750
                                                                                           -----------
            Total Corporate Bonds
             (cost -- $42,163,569)                                                          41,184,547
                                                                                           -----------
            Convertible Corporate Bonds -- 8.5%
            Consumer Cyclicals -- 0.6%
  1,000,000 Costco Companies (a)..................................   1.414-3.500  08/19/17     832,500
    500,000 Fine Host.............................................         5.000  11/01/04     377,500
                                                                                           -----------
                                                                                             1,210,000
                                                                                           -----------
            Consumer Non-Cyclicals -- 0.8%
  1,750,000 Credit Suisse First Boston (e)........................         1.000  04/02/05   1,636,250
                                                                                           -----------
            Financial/Leasing -- 0.5%
    750,000 Xerox Credit..........................................         2.875  07/01/02     967,500
                                                                                           -----------
            Health Care -- 0.7%
    750,000 Centocor..............................................         4.750  02/15/05     794,063
    750,000 HEALTHSOUTH...........................................         3.250  04/01/03     641,250
                                                                                           -----------
                                                                                             1,435,313
                                                                                           -----------
            Manufacturing -- 0.3%
    750,000 Mark IV Industries....................................         4.750  11/01/04     600,938
                                                                                           -----------
            Data Technology/Information Services -- 3.5%
  1,000,000 Adaptec...............................................         4.750  02/01/04     772,500
    750,000 Analog Devices........................................         3.500  12/01/00   1,157,813
  2,500,000 Aspect Telecommunications (a).........................         6.000  08/10/18     578,125
    750,000 Emcor Group...........................................         5.750  04/01/05     639,375
  1,000,000 Integrated Process Equipment..........................         6.250  09/15/04     731,750
    750,000 Micron Technology.....................................         7.000  07/01/04     803,438
  1,000,000 Quantum...............................................         7.000  08/01/04     916,250
    600,000 VLSI Technology.......................................         8.250  10/01/05     524,202
    750,000 Xilinx................................................         5.250  11/01/02     976,875
                                                                                           -----------
                                                                                             7,100,328
                                                                                           -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (continued)

-------------------------------------------------------------------------------
 Principal                                       Interest  Maturity
   Amount   Description                            Rate      Date      Value

-------------------------------------------------------------------------------
            Telecommunications & Utilities --
              1.8%
 $  750,000 Bell Atlantic.....................      5.750% 04/01/03 $   778,125
  1,250,000 NTL...............................      7.000  12/15/08   1,353,125
    750,000 Synoptics Communications..........      5.250  05/15/03     768,750
    750,000 Tele-Communications...............      4.500  02/15/06     798,750
                                                                    -----------
                                                                      3,698,750
                                                                    -----------
            Transportation -- 0.3%
  1,000,000 Halter Marine Group...............      4.500  09/15/04     565,000
                                                                    -----------
            Total Convertible Corporate Bonds
             (cost -- $16,910,190)............                       17,214,079
                                                                    -----------
            U.S. Government & Agency -- 16.5%
    965,965 Federal Home Loan Mortgage
             Corporation......................      8.000  07/01/20   1,012,602
    241,416 Federal Home Loan Mortgage
             Corporation......................      6.500  03/01/26     243,297
    242,665 Federal Home Loan Mortgage
             Corporation......................      6.500  03/01/26     244,485
    344,451 Federal Home Loan Mortgage
             Corporation......................      6.500  05/01/26     347,135
  2,500,000 Federal Home Loan Mortgage
             Corporation Gold (b).............      6.500     **      2,516,406
     32,419 Federal National Mortgage
             Association......................      6.500  10/01/10      32,907
    219,704 Federal National Mortgage
             Association......................      6.500  10/01/11     222,931
    420,885 Federal National Mortgage
             Association......................      6.500  04/01/13     426,954
    280,660 Federal National Mortgage
             Association......................      6.500  05/01/13     284,707
    542,146 Federal National Mortgage
             Association......................      6.500  07/01/13     549,964
  1,089,132 Federal National Mortgage
             Association......................      9.000  01/01/24   1,159,577
    614,447 Federal National Mortgage
             Association......................      7.174  11/01/24     625,777
     70,448 Federal National Mortgage
             Association......................      7.000  09/01/25      71,894
     71,995 Federal National Mortgage
             Association......................      6.500  12/01/25      72,511
    224,288 Federal National Mortgage
             Association......................      7.000  03/01/26     228,914
    419,050 Federal National Mortgage
             Association......................      6.500  06/01/26     422,051
    373,982 Federal National Mortgage
             Association......................      7.000  03/01/27     381,696
  3,260,000 Federal National Mortgage
             Association (b)..................      6.500     **      3,279,356
  2,425,000 Federal National Mortgage
             Association (b)..................      7.000     **      2,471,984
  2,475,000 Federal National Mortgage
             Association (b)..................      8.000     **      2,562,398
    542,507 Government National Mortgage
             Association......................      6.625  09/20/22     550,899
  2,700,000 U.S. Treasury Bonds (c)...........      6.125  11/15/27   3,022,299
    750,000 U.S. Treasury Bonds...............      5.500  08/15/28     785,040
    910,000 U.S. Treasury Notes...............      6.375  03/31/01     943,270
  3,830,000 U.S. Treasury Notes (c)...........      5.250  08/15/03   3,927,550
    800,000 U.S. Treasury Notes...............      6.500  10/15/06     887,376
  5,025,000 U.S. Treasury Notes (c)...........      6.125  08/15/07   5,488,255
    700,000 U.S. Treasury Notes...............      4.750  11/15/08     705,467
                                                                    -----------
            Total U.S. Government & Agency
             (cost -- $32,786,073)............                       33,467,702
                                                                    -----------
            Mortgaged-Backed Securities --
             1.3%
            Financial/Leasing -- 1.3%
  2,500,000 Contimortgage Home Equity Loan
             Trust (cost--$2,499,640).........      6.130  03/15/13   2,513,281
                                                                    -----------
            Asset-Backed Securities -- 0.9%
            Financial/Leasing -- 0.9%
  1,868,549 DLJ Commercial Mortgage
             Corporation (cost--$1,862,782)...      6.110  06/10/28   1,896,577
                                                                    -----------
            Total Investments--97.6%
             (cost -- $186,539,832)...........                      198,314,803
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Total Return Fund (concluded)

-------------------------------------------------------------------------------
 Principal                                      Interest  Maturity
   Amount   Description                           Rate      Date      Value

-------------------------------------------------------------------------------
            Repurchase Agreements -- 7.5%
 $5,341,000 Repurchase Agreement dated
             12/31/98, with J.P Morgan
             Securities, collateralized by
             $4,480,000 U.S. Treasury Bonds,
             7.250%, due 05/15/16 valued at
             $5,448,800; proceeds:
             $5,343,777......................      4.680% 01/04/99 $  5,341,000
 10,000,000 Repurchase Agreement dated
             12/31/98, with Warburg Dillon
             Read, collateralized by
             $8,756,000 U.S. Treasury Bonds,
             6.500%, due 11/15/16, valued at
             $10,200,740; proceeds:
             $10,005,278.....................      4.750  01/04/99   10,000,000
                                                                   ------------
            Total Repurchase Agreements
             (cost -- $15,341,000)...........                        15,341,000
                                                                   ------------
            Liabilities in excess of other
             assets -- (5.1%)................                      (10,415,970)
                                                                   ------------
            Net Assets -- 100.0%.............                      $203,239,833
                                                                   ============

* Non-income producing security.
** To be announced.
(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(b) Mortgage dollar roll. See Note 1.
(c) All or part of the security is segregated as collateral for mortgage dollar rolls.
(d) Reset Performance Equity-linked Redemption Quarterly-pay Securities ("Reset PERQS"), which entitles the holder to convert the preferred stock to shares of common stock of Applied Materials on May 15, 2000 at a specified ex-change ratio.
(e) Convertible into shares of RJR Nabisco Holding Common Stock at a specified exchange ratio.
                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund

-------------------------------------------------------------------------------
  Principal                                   Interest    Maturity
   Amount    Description                        Rate        Date      Value

-------------------------------------------------------------------------------
             Corporate Bonds -- 71.6%
             Basic Industries -- 9.0%
 $ 1,500,000 AEI Resources................        10.500% 12/15/05 $  1,470,000
     500,000 Asia Pulp & Paper
              International Finance.......        11.750  10/01/05      330,000
   3,000,000 Asia Pulp & Paper*...........        12.000  12/29/49    1,800,000
   3,250,000 Berry Plastics...............        12.250  04/15/04    3,404,375
   1,000,000 Doman Industries Limited.....         8.750  03/15/04      790,000
   3,250,000 Envirosource.................         9.750  06/15/03    2,925,000
   2,000,000 Glencore Nickel Property.....         9.000  12/01/14    1,600,000
   2,000,000 Huntsman Packaging...........         9.125  10/01/07    2,000,000
   5,000,000 Indesco International........         9.750  04/15/08    4,725,000
   3,000,000 Murrin Murrin Holdings.......         9.375  08/31/07    2,640,000
   6,000,000 PCI Chemicals................         9.250  10/15/07    4,680,000
   3,000,000 Pindo Deli Fin Mauritius.....        10.750  10/01/07    1,638,750
   5,000,000 Plastic Containers...........        10.000  12/15/06    5,225,000
   1,875,713 PT Polytama International
              Finance (b).................        11.250  06/15/07      417,346
   2,000,000 P&L Coal Holdings............         8.875  05/15/08    2,050,000
   2,000,000 P&L Coal Holdings............         9.625  05/15/08    2,030,000
   4,000,000 Radnor Holdings..............        10.000  12/01/03    4,040,000
   1,000,000 Renco Metals.................        11.500  07/01/03    1,040,000
   4,000,000 Tekni-Plex...................        11.250  04/01/07    4,460,000
   5,000,000 Tjiwi Kimia Financial
              International Finance.......        10.000  08/01/04    2,637,500
   1,500,000 Wheeling-Pittsburgh..........         9.250  11/15/07    1,410,000
                                                                   ------------
                                                                     51,312,971
                                                                   ------------
             Consumer Cyclicals -- 6.4%
   3,800,000 Advance Holdings, Series B
              (Zero Coupon until 04/15/03,
              12.875% thereafter) (a).....        12.875  04/15/09    2,223,000
   3,300,000 Cole National Group..........         9.875  12/31/06    3,415,500
   1,000,000 Cole National Group..........         8.625  08/15/07      980,000
   5,000,000 Collins & Aikman Flooring....        10.000  01/15/07    5,200,000
   2,000,000 Finlay Fine Jewelry..........         8.375  05/01/08    1,760,000
   2,000,000 Hills Stores.................        12.500  07/01/03    1,360,000
   5,000,000 HMH Properties...............         8.450  12/01/08    5,000,000
   2,500,000 Leslie's Poolmart............        10.375  07/15/04    2,587,500
   2,000,000 Maxim Group..................         9.250  10/15/07    1,960,000
   5,000,000 Musicland Group..............         9.875  03/15/08    4,900,000
   3,000,000 Prime Hospitality............         9.750  04/01/07    3,015,000
  32,500,000 Sunbeam (a)..................   7.355-7.613  03/25/18    3,818,750
                                                                   ------------
                                                                     36,219,750
                                                                   ------------
             Consumer Non-Cyclicals --
               12.7%
   4,000,000 Anchor Advanced Products.....        11.750  04/01/04    4,360,000
   3,250,000 B&G Foods....................         9.625  08/01/07    3,185,000
   1,000,000 Carr-Gottstein Foods.........        12.000  11/15/05    1,140,000
   2,000,000 CFP Holdings.................        11.625  01/15/04    1,670,000
   1,000,000 Dade International...........        11.125  05/01/06    1,100,000
   1,000,000 Fresenius Medical Care.......         9.000  12/01/06      990,000
   1,500,000 Graham-Field Health
              Products....................         9.750  08/15/07      982,500
   3,000,000 Grand Casinos................         9.000  10/15/04    3,375,000
   1,298,000 Hines Horticulture...........        11.750  10/15/05    1,392,105
   1,300,000 Alaris Medical Systems.......         9.750  12/01/06    1,332,500
   4,000,000 Imperial Holly...............         9.750  12/15/07    3,980,000

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------
  Principal                                  Interest     Maturity
   Amount    Description                       Rate         Date      Value

-------------------------------------------------------------------------------
             Consumer Non-Cyclicals --
               (continued)
 $ 3,000,000 Integrated Health
              Services..................           9.500% 09/15/07 $  2,850,000
   2,000,000 Iowa Select Farms..........          10.750  12/01/05    1,630,000
   3,500,000 Jafra Cosmetics
              International ............          11.750  05/01/08    3,202,500
   2,500,000 Jitney-Jungle Stores of
              America...................          12.000  03/01/06    2,775,000
   4,000,000 Kinetic Concepts...........           9.625  11/01/07    3,850,000
     500,000 Moll Industries............          10.500  07/01/08      492,500
   7,000,000 Nebco Evans Holding (Zero
              Coupon until 07/15/02,
              12.375% thereafter) (a)...   10.875-11.041  07/15/07    3,360,000
   4,000,000 North Altlantic Trading....          11.000  06/15/04    4,040,000
   1,000,000 Packaged Ice...............           9.750  02/01/05    1,005,000
   6,000,000 Park Place Entertainment...           7.875  12/15/05    6,037,500
   2,000,000 Pueblo Xtra International..           9.500  08/01/03    1,920,000
   4,500,000 Revlon Worldwide (a).......   10.750-11.591  03/15/01    2,587,500
   2,000,000 SC International Services..           9.250  09/01/07    2,010,000
   2,500,000 Sealy Mattress.............           9.875  12/15/07    2,425,000
   2,000,000 Stroh Brewery..............          11.100  07/01/06    1,510,000
   3,000,000 Sun International Hotels...           8.625  12/15/07    3,075,000
   4,000,000 Universal Hospital
              Services..................          10.250  03/01/08    3,410,000
   3,000,000 Vencor.....................           9.875  05/01/05    2,595,000
                                                                   ------------
                                                                     72,282,105
                                                                   ------------
             Data Technology/Information
              Services -- 1.1%
   1,500,000 Decisionone................           9.750  08/01/07      697,500
   4,000,000 Decisionone (Zero Coupon
              until 08/01/05, 11.500%
              thereafter) (a)...........   10.092-11.500  08/01/08      940,000
   5,750,000 Jordan Telecom Products
              (Zero Coupon until
              08/01/00, 11.750%
              thereafter) (a)...........          11.750  08/01/07    4,456,250
                                                                   ------------
                                                                      6,093,750
                                                                   ------------
             Energy -- 4.1%
   3,000,000 Bellwether Exploration.....          10.875  04/01/07    3,030,000
   3,000,000 Benton Oil & Gas...........          11.625  05/01/03    1,740,000
   1,500,000 Clark Refining &
              Marketing.................           8.875  11/15/07    1,342,500
   3,000,000 Companhia Energetica De Sao
              Paulo*....................           9.125  06/26/07    2,445,000
   5,000,000 Costilla Energy............          10.250  10/01/06    3,525,000
   3,000,000 Dailey International.......           9.500  02/15/08    1,335,000
   1,000,000 DI Industries..............           8.875  07/01/07      725,000
   3,000,000 Lomak Petroleum............           8.750  01/15/07    2,850,000
   1,000,000 Magnum Hunter Resources....          10.000  06/01/07      850,000
   2,000,000 Northern Offshore Asia.....          10.000  05/15/05    1,050,000
   1,000,000 Transamerican Energy.......          11.500  06/15/02      340,000
   5,000,000 Transamerican Energy (Zero
              Coupon until 06/15/99,
              13.000% thereafter) (a)...   13.000-13.880  06/15/02    1,625,000
   3,500,000 United Refining............          10.750  06/15/07    2,415,000
                                                                   ------------
                                                                     23,272,500
                                                                   ------------
             Financial/Leasing -- 2.8%
   2,000,000 Airplanes Pass-Through
              Trust.....................          10.875  03/15/19    2,110,000
   1,000,000 ATC Group Services.........          12.000  01/15/08       90,000
   2,500,000 Contifinancial.............           8.125  04/01/08    1,750,000
   1,000,000 Contifinancial.............           8.375  08/15/03      730,000
   1,500,000 Contifinancial.............           7.500  03/15/02    1,026,585
   1,500,000 DVI........................           9.875  02/01/04    1,440,000
   1,000,000 Imperial Credit
              Industries................           9.875  01/15/07      770,000
   3,000,000 Morgan Stanley Aircraft
              Finance...................           8.700  03/15/23    2,820,000
   1,250,000 Nationwide Credit..........          10.250  01/15/08    1,043,750
   4,000,000 Williams Scotsman..........           9.875  06/01/07    4,080,000
                                                                   ------------
                                                                     15,860,335
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------
  Principal                                  Interest     Maturity
   Amount    Description                       Rate         Date      Value

-------------------------------------------------------------------------------
             Housing Related -- 0.1%
 $ 1,000,000 American Architecture......          11.750% 12/01/07 $    875,000
                                                                   ------------
             Manufacturing -- 9.4%
   1,000,000 Alvey Systems..............          11.375  01/31/03    1,010,000
   5,000,000 Axiohm Transaction
              Solution..................           9.750  10/01/07    4,750,000
   3,500,000 BE Aerospace...............           9.500  11/01/08    3,692,500
   4,000,000 Breed Technologies.........           9.250  04/15/08    3,520,000
   4,000,000 Burke Industries...........          10.000  08/15/07    3,900,000
   3,250,000 Foamex.....................           9.875  06/15/07    3,510,000
   2,500,000 Hayes Lemmerz
              International.............           8.250  12/15/08    2,500,000
   5,000,000 High Voltage Engineering...          10.500  08/15/04    4,750,000
   2,250,000 International Knife & Saw..          11.375  11/15/06    2,317,500
   1,750,000 International Utility
              Structures................          10.750  02/01/08    1,653,750
   2,000,000 JH Heafner.................          10.000  05/15/08    2,020,000
   2,010,483 Jordan Industries (Zero
              Coupon until 04/01/02,
              11.750% thereafter) (a)...          11.750  04/01/09    1,296,762
   2,000,000 L-3 Communications.........          10.375  05/01/07    2,205,000
   1,000,000 Neenah.....................          11.125  05/01/07    1,032,500
   2,000,000 Packard Bioscience.........           9.375  03/01/07    1,900,000
   4,000,000 Polymer Group..............           9.000  07/01/07    3,980,000
   3,500,000 Stellex Industries.........           9.500  11/01/07    3,036,250
   3,000,000 Trident Automotive.........          10.000  12/15/05    2,985,000
   3,250,000 Venture Holdings Trust.....           9.500  07/01/05    3,250,000
                                                                   ------------
                                                                     53,309,262
                                                                   ------------
             Media -- 17.6%
   2,000,000 Adelphia Communications....          10.500  07/15/04    2,190,000
   1,750,000 Adelphia Communications,
              Series B..................           9.875  03/01/07    1,935,937
   2,250,000 Advanstar Communications...           9.250  05/01/08    2,272,500
   2,500,000 American Media Operation...          11.625  11/15/04    2,562,500
   8,000,000 Avalon Cable Holdings (Zero
              Coupon until 12/01/03,
              11.875% thereafter) (a)...          11.875  12/01/08    4,480,000
   1,000,000 Big Flower Press...........           8.875  07/01/07    1,007,500
   1,000,000 Big Flower Press...........           8.625  12/01/08    1,015,000
   2,250,000 Centennial Cellular........          10.750  12/15/08    2,266,875
   2,500,000 Century Communications.....           8.750  10/01/07    2,750,000
   1,750,000 Century Communications.....           8.375  12/15/07    1,872,500
   2,000,000 Century Communications
              (a).......................           8.793  01/15/08    1,025,000
   1,500,000 Chancellor Media...........           9.375  10/01/04    1,575,000
   2,000,000 Citadel Broadcasting.......          10.250  07/01/07    2,185,000
   1,000,000 Citadel Broadcasting.......           9.250  11/15/08    1,047,500
   2,000,000 Comcast Cellular...........           9.500  05/01/07    2,125,000
   1,450,000 Crown Castle International
              (Zero Coupon until
              11/15/02, 10.625%
              thereafter) (a)...........          10.625  11/15/07    1,022,250
   5,000,000 CSC Holdings...............          10.500  05/15/16    5,875,000
   2,000,000 Diamond Cable (Zero Coupon
              until 12/15/00, 11.750%
              thereafter) (a)...........          11.150  12/15/05    1,645,000
   3,250,000 Facilicom International....          10.500  01/15/08    2,616,250
   3,000,000 Garden State Newspapers....           8.750  10/01/09    3,015,000
   4,000,000 Hollinger International
              Publishing................           9.250  03/15/07    4,200,000
   1,000,000 Hollinger International
              Publishing................           9.250  02/01/06    1,050,000
   2,250,000 ICG Holdings (Zero Coupon
              until 05/01/01, 12.500%
              thereafter) (a)...........          11.334  05/01/06    1,620,000
   2,500,000 ICG Holdings (Zero Coupon
              until 09/15/00, 13.500%
              thereafter) (a)...........   11.459-12.725  09/15/05    2,075,000
   4,250,000 Intermedia Commission of
              Florida (Zero Coupon until
              05/15/01, 12.500%
              thereafter) (a)...........    9.984-12.271  05/15/06    3,315,000
   3,000,000 International CableTel
              (Zero Coupon until
              02/01/01, 11.500%
              thereafter) (a)...........   10.420-12.111  02/01/06    2,430,000

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------
  Principal                                  Interest     Maturity
   Amount    Description                       Rate         Date      Value

-------------------------------------------------------------------------------
             Media -- (continued)
 $ 1,810,000 Jacor Communications.......           9.750% 12/15/06 $  2,000,050
   1,750,000 Liberty Group (Zero Coupon
              until 02/01/03, 11.625%
              thereafter) (a)...........          11.625  02/01/09      971,250
   5,000,000 Lin Holdings (Zero Coupon
              until 03/01/03, 10.000%
              thereafter) (a)...........     9.892-9.915  03/01/08    3,450,000
   2,000,000 Lin Television.............           8.375  03/01/08    1,980,000
   2,000,000 Marcus Cable (Zero Coupon
              until 06/15/00, 14.250%
              thereafter) (a)...........   12.813-12.938  12/15/05    1,910,000
   8,000,000 Metronet Communications
              (Zero Coupon until
              06/15/03, 9.950%
              thereafter) (a)...........     9.778-9.950  06/15/08    4,800,000
   4,900,000 Nextel Communications (Zero
              Coupon until 02/15/99,
              9.750% thereafter) (a)....    9.874-10.430  08/15/04    4,753,000
   2,000,000 Nextel Communications (Zero
              Coupon until 10/31/02,
              9.750% thereafter) (a)....           9.429  10/31/07    1,220,000
   1,000,000 Perry-Judd.................          10.625  12/15/07    1,055,000
   2,500,000 Price Communications Wire..           9.125  12/15/06    2,537,500
   1,000,000 Rogers Cable Systems.......          10.000  03/15/05    1,120,000
   1,250,000 Rogers Communications......           8.875  07/15/07    1,287,500
   3,975,000 SFX Broadcasting...........          10.750  05/15/06    4,412,250
   1,949,000 Sun Media..................           9.500  02/15/07    2,163,390
   4,500,000 Telewest Communications
              (Zero Coupon until
              10/01/00, 11.000%
              thereafter) (a)...........   10.624-11.662  10/01/07    3,746,250
   1,000,000 Transwestern Publishing....           9.625  11/15/07    1,045,000
   5,000,000 United International
              Holdings (Zero Coupon
              until 02/15/03, 10.750%
              thereafter) (a)...........          10.369  02/15/08    2,650,000
                                                                   ------------
                                                                    100,275,002
                                                                   ------------
             Services/Other -- 6.4%
   5,000,000 Allied Waste...............           7.875  01/01/09    5,062,500
   2,500,000 Comforce Operations........          12.000  12/01/07    2,512,500
   3,200,000 Dyncorp....................           9.500  03/01/07    3,216,000
   3,000,000 Employee Solutions.........          10.000  10/15/04    2,265,000
   3,250,000 Federal Data...............          10.125  08/01/05    3,233,750
   2,000,000 Intertek Finance...........          10.250  11/01/06    1,810,000
   1,000,000 Iron Mountain..............          10.125  10/01/06    1,085,000
   1,000,000 Kinder-Care Learning
              Centers...................           9.500  02/15/09      995,000
   3,000,000 Loomis Fargo...............          10.000  01/15/04    2,760,000
   4,000,000 Pierce Leahy...............          11.125  07/15/06    4,380,000
   5,000,000 Protection One.............           8.125  01/15/09    5,025,000
   4,000,000 Safety-Kleen Services......           9.250  06/01/08    4,140,000
                                                                   ------------
                                                                     36,484,750
                                                                   ------------
             Transportation -- 2.0%
   2,000,000 Atlantic Express
              Transportation............          10.750  02/01/04    2,030,000
   1,500,000 Holt Group.................           9.750  01/15/06    1,042,500
   1,000,000 Teekay Shipping............           8.320  02/01/08      990,000
   6,500,000 TFM (Zero Coupon until
              06/15/02, 11.750%
              thereafter) (a)...........   11.499-11.767  06/15/09    3,038,750
   5,357,220 Viacao Aerea Riograndens...           9.600  02/10/05    4,151,846
                                                                   ------------
                                                                     11,253,096
                                                                   ------------
             Total Corporate Bonds
              (cost -- $447,538,974)....                            407,238,521
                                                                   ------------
             Sovereign Bonds -- 22.4%
             Argentina -- 3.6%
  19,950,000 Republic of Argentina,
              Global....................          11.000  12/04/05   19,900,125
     700,000 Republic of Argentina,
              Global....................          11.375  01/30/17      699,125
                                                                   ------------
                                                                     20,599,250
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------
  Principal                                     Interest  Maturity
   Amount    Description                          Rate      Date      Value

-------------------------------------------------------------------------------
             Brazil -- 0.1%
 $   480,000 Federal Republic of Brazil, EI
              Bond, Series L*................      6.125% 04/15/06 $    310,200
                                                                   ------------
             Bulgaria -- 1.6%
  15,750,000 Republic of Bulgaria, FLIRB,
              Series A*......................      2.500  07/28/12    9,085,781
                                                                   ------------
             Colombia -- 0.7%
   4,000,000 Republic of Colombia*...........     12.243  08/13/05    3,700,000
                                                                   ------------
             Croatia -- 1.9%
   4,500,000 Republic of Croatia, FRN, Series
              A*.............................      6.563  07/31/10    3,577,500
   9,047,789 Republic of Croatia FRN, Series
              B*.............................      6.563  07/31/06    7,328,709
                                                                   ------------
                                                                     10,906,209
                                                                   ------------
             Ecuador -- 0.7%
   8,826,767 Republic of Ecuador, PDI* (b)...      6.625  02/27/15    3,607,941
   1,131,663 Republic of Ecuador, Registered
              PDI* (b).......................      6.625  02/27/15      462,567
                                                                   ------------
                                                                      4,070,508
                                                                   ------------
             Ivory Coast -- 1.4%
  30,000,000 Republic of Ivory Coast,
              FLIRB*.........................      2.000  03/29/18    7,912,500
                                                                   ------------
             Mexico -- 1.7%
   3,400,000 United Mexico States, Global....     11.375  09/15/16    3,533,875
   7,750,000 United Mexico States, Series B
              (including 7,750,000 rights)...      6.250  12/31/19    6,049,844
                                                                   ------------
                                                                      9,583,719
                                                                   ------------
             Panama -- 1.5%
   4,500,000 Government of Panama, Global....      8.250  04/22/08    4,252,500
   5,750,000 Government of Panama, IRB*......      4.000  07/17/14    4,341,250
                                                                   ------------
                                                                      8,593,750
                                                                   ------------
             Peru -- 1.7%
   1,000,000 Republic of Peru, FLIRB* .......      3.250  03/07/17      565,630
  14,200,000 Republic of Peru, PDI*..........      4.000  03/07/17    8,981,500
                                                                   ------------
                                                                      9,547,130
                                                                   ------------
             Philippines -- 1.7%
   6,250,000 Republic of the Philippines,
              Treasury.......................      8.875  04/15/08    6,265,625
   3,500,000 Republic of the Philippines.....      8.750  10/07/16    3,412,500
                                                                   ------------
                                                                      9,678,125
                                                                   ------------
             Russia -- 1.4%
   1,725,000 Russian Government, Global......     11.750  06/10/03      629,625
   1,983,250 Russian Government, IAN*........      5.969  12/15/15      210,721
  23,825,000 Russian Government, Ministry of
              Finance........................     11.000  07/24/18    6,015,813
   4,200,000 Russian Government, Ministry of
              Finance........................     12.750  06/24/28    1,323,000
                                                                   ------------
                                                                      8,179,159
                                                                   ------------
             South Korea -- 0.8%
   2,275,000 Export-Import Bank of Korea,
              Global.........................      7.250  06/25/01    2,154,994
   1,000,000 Export-Import Bank of Korea,
              Global.........................      6.500  02/10/02      916,350
   1,750,000 Korea Development Bank, Global..      7.900  02/01/02    1,677,375
                                                                   ------------
                                                                      4,748,719
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (continued)

-------------------------------------------------------------------------------
  Principal                                     Interest  Maturity
   Amount    Description                          Rate      Date      Value

-------------------------------------------------------------------------------
             Venezuela -- 3.6%
 $ 9,642,825 Republic of Venezuela, DCB,
              Series DL*.....................      5.937% 12/18/07 $  6,159,354
   8,499,960 Republic of Venezuela, FLIRB,
              Series A*......................      6.125  03/31/07    5,307,163
   3,845,220 Republic of Venezuela, FLIRB,
              Series B*......................      6.125  03/31/07    2,400,859
   5,375,000 Republic of Venezuela, Global...     13.625  08/15/18    4,273,125
   3,592,000 Republic of Venezuela, Global...      9.250  09/15/27    2,200,100
                                                                   ------------
                                                                     20,340,601
                                                                   ------------
             Total Sovereign Bonds
              (cost -- $133,068,854).........                       127,255,651
                                                                   ------------
             Loan Participations(c) -- 3.5%
             Algeria -- 1.2%
   2,938,636 The People's Democratic Republic
              of Algeria, Tranche A* (Chase
              Manhattan Bank)................      7.187  03/04/00    2,439,068
   5,877,273 The People's Democratic Republic
              of Algeria, Tranche 1* (Chase
              Manhattan Bank)................      6.375  09/04/06    2,615,386
   3,500,000 The People's Democratic Republic
              of Algeria, Tranche 3* (J.P.
              Morgan Securities).............      6.375  03/04/10    1,522,500
                                                                   ------------
                                                                      6,576,954
                                                                   ------------
             Jamaica -- 0.2%
   1,312,500 Republic of Jamaica, Tranche B*
              (Chase Manhattan Bank).........      6.250  11/15/04    1,076,250
                                                                   ------------
             Morocco -- 1.6%
  11,700,000 Kingdom of Morocco, Tranche A*
              (Chase Manhattan Bank and
              Morgan Guaranty Trust
              Company).......................      6.063  01/01/09    9,360,000
                                                                   ------------
             Russia -- 0.5%
  42,650,000 Russian Government, Principal
              Loan* (d) (Chase Manhattan
              Bank, Goldman Sachs, ING
              Barings).......................      5.969  12/15/20    2,772,250
                                                                   ------------
             Total Loan Participations
              (cost -- $38,818,301)..........                        19,785,454
                                                                   ------------
   Shares
   ------
             Preferred Stocks -- 0.3%
             Financial/Leasing -- 0.3%
      80,000 California Federal Capital,
              Series A, 9.125%...............                         2,025,000
       9,787 TCR Holding, Series B+..........                               587
       5,383 TCR Holding, Series C+..........                               301
      14,191 TCR Holding, Series D+..........                               752
      29,362 TCR Holding, Series E+..........                             1,850
                                                                   ------------
             Total Preferred Stocks
              (cost -- $2,003,490)...........                         2,028,490
                                                                   ------------
  Warrants
  --------
             Warrants -- 0.2%
       4,000 Glasstech Warrants, expiring
              06/30/04+......................                                 0
         900 In Flight Phone Warrants,
              expiring 08/31/02+.............                                 0
      18,950 Republic of Argentina Warrants,
              expiring 12/03/99+.............                           909,600
         750 Wireless One Warrants, expiring
              10/19/00+......................                                 0
                                                                   ------------
             Total Warrants
              (cost -- $707,327).............                           909,600
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers High Yield Bond Fund (concluded)

-------------------------------------------------------------------------------
                                                Interest  Maturity
             Description                          Rate      Date      Value

-------------------------------------------------------------------------------
             Rights -- 0.0%
       2,000 Terex Stock Appreciation Rights,
              expiring 05/15/02 (cost --
               $0)+..........................                      $     24,000
                                                                   ------------
             Total Investments -- 98.0%
              (cost -- $622,136,946).........                       557,241,716
                                                                   ------------
  Principal
   Amount
  ---------
             Repurchase Agreements -- 0.6%
 $ 1,230,000 Repurchase Agreement dated
              12/31/98, with J.P. Morgan
              Securities, collateralized by
              $864,000 U.S. Treasury Bonds,
              8.875%, due 02/15/19 valued at
              $1,256,040; proceeds:
              $1,230,640.....................      4.680% 01/04/99    1,230,000
   2,445,000 Repurchase Agreement dated
              12/31/98, with Warburg Dillon
              Read, collateralized by
              $2,464,000 U.S. Treasury Notes,
              5.625%, due 11/30/99, valued at
              $2,494,800; proceeds:
              $2,446,290.....................      4.750  01/04/99    2,445,000
                                                                   ------------
             Total Repurchase Agreements
              (cost -- $3,675,000)...........                         3,675,000
                                                                   ------------
             Other assets in excess of
              liabilities -- 1.4%............                         8,007,252
                                                                   ------------
             Net Assets -- 100.0%............                      $568,923,968
                                                                   ============

* Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
+      Non-income producing security.
(a) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(b) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(c) Participation interest was acquired through the financial institutions indicated parenthetically.
(d) Currently, all interest earned is capitalized as Russian Government In-terest in Arrears Notes.
Abbreviations used in this statement:
DCB    Debt Conversion Bonds.
EI    Eligible Interest.
FLIRB  Front-Loaded Interest Reduction Bonds.
FRN    Floating Rate Notes.
IAN    Interest Arrears Notes.
IRB    Interest Reduction Bonds.
PDI    Past Due Interest.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund

--------------------------------------------------------------------------------
 Principal                                         Interest Maturity
 Amount (a) Description                              Rate     Date      Value

--------------------------------------------------------------------------------
            Corporate Bonds -- 38.5%

            Basic Industries -- 4.5%
    250,000 Berry Plastics......................    12.250% 04/15/04 $   261,875
    185,000 Envirosource........................     9.750  06/15/03     166,500
    250,000 Huntsman............................     9.500  07/01/07     250,000
    250,000 Huntsman Packaging..................     9.125  10/01/07     250,000
  1,000,000 Hylsa S.A. de C.V...................     9.250  09/15/07     772,500
    250,000 Indesco International...............     9.750  04/15/08     236,250
    250,000 Millar Western Forest...............     9.875  05/15/08     188,750
    350,000 Monsanto............................     5.875  12/01/08     346,766
    250,000 Murrin Murrin Holdings..............     9.375  08/31/07     220,000
    250,000 Philipp Brothers Chemicals..........     9.875  06/01/08     246,250
    600,000 Praxair.............................     6.150  04/15/03     598,590
    225,000 P&L Coal Holdings...................     9.625  05/15/08     228,375
    250,000 Radnor Holdings.....................    10.000  12/01/03     252,500
    300,000 Raytheon............................     6.150  11/01/08     305,511
    250,000 Renco Metals........................    11.500  07/01/03     260,000
    250,000 Tekni-Plex..........................    11.250  04/01/07     278,750
    500,000 Wheeling-Pittsburgh.................     9.250  11/15/07     470,000
                                                                     -----------
                                                                       5,332,617
                                                                     -----------
            Consumer Cyclicals -- 2.8%
    250,000 Advance Stores, Series B............    10.250  04/15/08     252,500
    250,000 Cole National Group.................     8.625  08/15/07     245,000
    250,000 Collins & Aikman Flooring...........    10.000  01/15/07     260,000
    250,000 HMH Properties......................     7.875  08/01/08     243,125
    500,000 Maxim Group.........................     9.250  10/15/07     490,000
    500,000 Musicland Group.....................     9.875  03/15/08     490,000
    250,000 Prime Hospitality...................     9.750  04/01/07     251,250
    550,000 Staples.............................     7.125  08/15/07     557,887
    500,000 Worldtex............................     9.625  12/15/07     447,500
                                                                     -----------
                                                                       3,237,262
                                                                     -----------
            Consumer Non-Cyclicals -- 6.7%
    500,000 Aetna Services......................     7.625  08/15/26     508,115
    250,000 Ameriserv Food......................    10.125  07/15/07     223,750
    250,000 CFP Holdings........................    11.625  01/15/04     208,750
    250,000 Dade International..................    11.125  05/01/06     275,000
    250,000 Delta Beverage......................     9.750  12/15/03     261,250
    200,000 Dole Foods..........................     6.750  07/15/00     200,328
    300,000 Ekco Group..........................     9.250  04/01/06     300,000
    250,000 French Fragrances...................    10.375  05/15/07     246,875
    250,000 Graham-Field Health Products........     9.750  08/15/07     163,750
    250,000 Grand Casinos.......................     9.000  10/15/04     281,250
    250,000 Harrahs Operating...................     7.875  12/15/05     250,000
    163,000 Hines Horticulture..................    11.750  10/15/05     174,818
    375,000 Imperial Holly......................     9.750  12/15/07     373,125
    250,000 Integrated Health Services..........     9.500  09/15/07     237,500
    500,000 Iowa Select Farms...................    10.750  12/01/05     407,500
    250,000 Jitney-Jungle Stores................    12.000  03/01/06     277,500
    250,000 Mail-Well...........................     8.750  12/15/08     251,250
    250,000 NBTY................................     8.625  09/15/07     245,000

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

-------------------------------------------------------------------------------
   Principal                                      Interest Maturity
   Amount (a)   Description                         Rate     Date      Value

-------------------------------------------------------------------------------
                Consumer Non-Cyclicals --
                  (continued)
        375,000 Nebco Evans Holding
                 (Zero Coupon until 07/15/02,
                 12.375% thereafter) (b).......    10.773  07/15/07 $   180,000
        250,000 North Atlantic Trading.........    11.000  06/15/04     252,500
        250,000 Park Place Entertainment.......     7.875  12/15/05     251,563
        250,000 Prime Medical Services.........     8.750  04/01/08     240,625
        190,000 Pueblo Xtra International......     9.500  08/01/03     182,400
        300,000 Revlon Worldwide (b)...........    10.750  03/15/01     172,500
        250,000 SC International Services......     9.250  09/01/07     251,250
        205,000 Shop Vac.......................    10.625  09/01/03     225,500
        250,000 Stroh Brewery..................    11.100  07/01/06     188,750
        250,000 Sun International Hotels.......     8.625  12/15/07     256,250
        250,000 True Temper Sports.............    10.875  12/01/08     250,000
        375,000 Universal Hospital Services....    10.250  03/01/08     319,688
        250,000 Vencor.........................     9.875  05/01/05     216,250
                                                                    -----------
                                                                      7,873,037
                                                                    -----------

                Data Technology/Information
                 Services -- 1.7%
        250,000 Amphenol.......................     9.875  05/15/07     255,000
        250,000 Decisionone....................     9.750  08/01/07     116,250
        600,000 First Data.....................     6.375  12/15/07     621,678
        500,000 Jordan Telecom Products........     9.875  08/01/07     497,500
        500,000 Unisys.........................     7.875  04/01/08     530,000
                                                                    -----------
                                                                      2,020,428
                                                                    -----------

                Energy -- 1.7%
        200,000 Benton Oil & Gas...............    11.625  05/01/03     116,000
        250,000 Clark USA......................    10.875  12/01/05     232,500
        500,000 Costilla Energy................    10.250  10/01/06     352,500
        250,000 Dailey International...........     9.500  02/15/08     111,250
        250,000 Frontier Oil...................     9.125  02/15/06     234,375
        300,000 Norsk Hydro....................     6.700  01/15/18     298,110
        400,000 Occidental Petroleum...........     9.250  08/01/19     459,264
        250,000 Transamerican Energy...........    11.500  06/15/02      85,000
        250,000 Transamerican Energy
                 (Zero Coupon until 06/15/99,
                 13.000% thereafter) (b).......    13.000  06/15/02      81,250
                                                                    -----------
                                                                      1,970,249
                                                                    -----------

                Financial/Leasing -- 4.6%
        600,000 U.S. Bank......................     5.700  12/15/08     597,744
        250,000 Airplanes Pass-Through Trust...    10.875  03/15/19     263,750
        500,000 Contifinancial.................     8.375  08/15/03     365,000
        500,000 DVI............................     9.875  02/01/04     481,875
      1,064,771 Green Tree Financial...........     7.070  01/15/29   1,103,369
        210,000 Merrill Lynch..................     6.000  11/15/04     210,741
      1,429,553 Mid States Trust...............     7.340  07/01/35   1,471,539
 PLN    190,000 Nordic Investment Bank.........    17.750  04/15/02      61,939
        150,000 Paine Webber Group.............     7.000  03/01/00     151,404
 PLN    660,000 Sudwest Land...................    17.500  05/05/03     222,792
        200,000 U.S. Leasing International.....     8.450  01/25/05     226,918
        250,000 Williams Scotsman..............     9.875  06/01/07     255,000
                                                                    -----------
                                                                      5,412,071
                                                                    -----------


                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

-------------------------------------------------------------------------------
 Principal                                        Interest Maturity
 Amount (a) Description                             Rate     Date      Value

-------------------------------------------------------------------------------
            Housing Related -- 0.4%
    250,000 CB Richard Ellis...................     8.875% 06/01/06 $   245,000
    250,000 Forest City Enterprises............     8.500  03/15/08     250,000
                                                                    -----------
                                                                        495,000
                                                                    -----------

            Manufacturing -- 4.3%
    250,000 Alvey Systems......................    11.375  01/31/03     252,500
    300,000 Axiohm Transaction Solution........     9.750  10/01/07     285,000
    500,000 BE Aerospace.......................     8.000  03/01/08     490,000
    500,000 Breed Technologies.................     9.250  04/15/08     440,000
    200,000 Foamex.............................     9.875  06/15/07     216,000
    250,000 International Knife & Saw..........    11.375  11/15/06     257,500
    250,000 Jordan Industries..................    10.375  08/01/07     256,250
    402,096 Jordan Industries
             (Zero Coupon until 04/01/02,
             11.750% thereafter) (b)...........    11.750  04/01/09     259,352
    250,000 Key Plastics.......................    10.250  03/15/07     233,750
    250,000 L-3 Communications.................     8.000  08/01/08     251,875
    335,000 Motors and Gears...................    10.750  11/15/06     342,538
    250,000 Neenah.............................    11.125  05/01/07     256,875
    250,000 Packard Bioscience.................     9.375  03/01/07     237,500
    250,000 Polymer Group......................     9.000  07/01/07     248,750
    125,000 Polymer Group......................     8.750  03/01/08     123,438
    250,000 Stellex Industries.................     9.500  11/01/07     216,875
    500,000 Trident Automotive.................    10.000  12/15/05     497,500
    250,000 Venture Holdings Trust.............     9.500  07/01/05     250,000
                                                                    -----------
                                                                      5,115,703
                                                                    -----------

            Media -- 7.4%
    150,000 Adelphia Communications............    10.500  07/15/04     164,250
    100,000 Adelphia Communications, Series B
             (c)...............................     9.500  02/15/04     106,000
    250,000 American Media Operation...........    11.625  11/15/04     256,250
    750,000 Avalon Cable Holdings
             (Zero Coupon until 12/01/03,
             11.875% thereafter) (b)...........    11.875  12/01/08     420,000
    500,000 Big Flower Press Holdings..........     8.625  12/01/08     507,500
    860,000 British Telecom....................     7.000  05/23/07     936,481
    500,000 Capstar Broadcasting...............     9.250  07/01/07     520,000
    500,000 Century Communications.............     8.375  12/15/07     535,000
  1,000,000 Century Communications (b).........     8.878  01/15/08     512,500
    250,000 Comcast Cellular...................     9.500  05/01/07     265,625
    750,000 Crown Castle International
             (Zero Coupon until 11/15/02,
             10.625% thereafter) (b)...........    10.625  11/15/07     528,750
    250,000 Diamond Cable
             (Zero Coupon until 12/15/00,
             11.750% thereafter) (b)...........    11.087  12/15/05     205,625
    375,000 Falcon Holding Group...............     8.375  04/15/10     376,875
    250,000 Garden State Newspapers ...........     8.750  10/01/09     251,250
    275,000 Hollinger International
             Publishing........................     9.250  02/01/06     288,750
    350,000 ICG Holdings
             (Zero Coupon until 09/15/00,
             13.500% thereafter) (b)...........    11.459  09/15/05     290,500
    250,000 Intermedia Communication...........     8.600  06/01/08     238,750
    325,000 International CableTel
             (Zero Coupon until 02/01/01,
             11.500% thereafter) (b)...........    11.029  02/01/06     263,250
    500,000 LIN Holdings (b)
             (Zero Coupon until 03/01/03,
             10.000% thereafter) (b)...........     9.915  03/01/08     345,000

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

-------------------------------------------------------------------------------
  Principal                                    Interest    Maturity
  Amount (a)  Description                        Rate        Date      Value

-------------------------------------------------------------------------------
              Media -- (continued)
      500,000 Mediacom Capital.............         8.500% 04/15/08 $   512,500
      250,000 Nextel Communications
               (Zero Coupon until 02/15/03,
               9.950% thereafter) (b)......         8.876  02/15/08     150,000
      250,000 Nextel Communications
               (Zero Coupon until 02/15/99,
               9.750% thereafter) (b)......   9.874-9.900  08/15/04     242,500
      165,000 SFX Broadcasting.............        10.750  05/15/06     183,150
      450,000 Telewest Communications
               (Zero Coupon until 10/01/00,
               11.000% thereafter) (b).....        10.624  10/01/07     374,625
      400,000 United International Holdings
               (Zero Coupon until 02/15/03,
               10.750% thereafter) (b).....        10.400  02/15/08     212,000
                                                                    -----------
                                                                      8,687,131
                                                                    -----------
              Services/Other -- 3.2%
      375,000 Allied Waste.................         7.875  01/01/09     379,688
      600,000 Comdisco, Mandatory Par Put
               Remarketed Securities.......         6.130  08/01/01     595,392
      250,000 Dyncorp......................         9.500  03/01/07     251,250
      250,000 Iron Mountain................        10.125  10/01/06     271,250
      500,000 Kinder-Care Learning
               Centers.....................         9.500  02/15/09     497,500
      500,000 Loomis Fargo.................        10.000  01/15/04     460,000
      250,000 Marsulex.....................         9.625  07/01/08     255,625
      250,000 Primark......................         9.250  12/15/08     252,500
      375,000 Protection One...............         8.125  01/15/09     376,875
      450,000 Service Corporation
               International...............         6.000  12/15/05     445,716
                                                                    -----------
                                                                      3,785,796
                                                                    -----------
              Transportation -- 1.0%
      250,000 Coach USA....................         9.375  07/01/07     256,250
      250,000 Enterprise Shipholding.......         8.875  05/01/08     206,250
      250,000 Holt Group...................         9.750  01/15/06     173,750
      400,000 TFM (Zero Coupon until
               06/15/02, 11.750%
               thereafter) (b).............        11.398  06/15/09     187,000
      446,435 Viacao Aerea Riograndens.....         9.600  02/10/05     345,987
                                                                    -----------
                                                                      1,169,237
                                                                    -----------
              Utilities -- 0.2%
      250,000 GTE..........................         6.940  04/15/28     271,513
                                                                    -----------
              Total Corporate Bonds
               (cost -- $47,787,590).......                          45,370,044
                                                                    -----------
              Sovereign Bonds -- 22.4%
              Argentina -- 3.2%
    1,200,000 Republic of Argentina,
               Global......................        11.000  12/04/05   1,197,000
    2,600,000 Republic of Argentina,
               Global......................        11.375  01/30/17   2,596,750
                                                                    -----------
                                                                      3,793,750
                                                                    -----------
              Australia -- 0.1%
 AUD  110,000 New South Wales Treasury.....         7.375  02/21/07      75,016
                                                                    -----------
              Brazil -- 1.3%
    2,525,000 Federal Republic of Brazil,
               Discount*...................         6.125  04/15/24   1,508,688
                                                                    -----------
              Bulgaria -- 1.8%
    2,500,000 Republic of Bulgaria, FLIRB,
               Series A*...................         2.500  07/28/12   1,442,188
    1,000,000 Republic of Bulgaria, IAB*...         6.688  07/28/11     676,250
                                                                    -----------
                                                                      2,118,438
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

-------------------------------------------------------------------------------
         Principal                                Interest Maturity
        Amount (a)  Description                     Rate     Date      Value

-------------------------------------------------------------------------------
                    Denmark -- 0.8%
 DKK      5,040,000 Kingdom of Denmark.........     8.000% 05/15/03 $   918,869
                                                                    -----------
                    Ecuador -- 1.1%
            200,000 Republic of Ecuador, IE*...     6.000  12/21/04     125,000
          2,829,147 Republic of Ecuador, PDI
                     (c)*......................     6.625  02/28/15   1,156,414
                                                                    -----------
                                                                      1,281,414
                                                                    -----------
                    Finland -- 0.2%
  FIM     1,000,000 Government of Finland......     6.000  04/25/08     225,850
                                                                    -----------
                    Germany -- 0.5%
  DEM       300,000 Government of Germany......     4.125  07/04/08     183,798
  DEM       630,000 Government of Germany......     5.625  01/04/28     426,215
                                                                    -----------
                                                                        610,013
                                                                    -----------
                    Greece -- 1.4%
  GRD   102,000,000 Hellenic Republic..........    11.000  02/25/00     367,758
  GRD   321,500,000 Hellenic Republic..........     8.900  04/01/03   1,203,837
  GRD    35,000,000 Hellenic Republic..........     8.700  04/08/05     134,808
                                                                    -----------
                                                                      1,706,403
                                                                    -----------
                    Mexico -- 2.8%
                          United Mexico States,
          1,000,000 Discount, Series D*........     6.098  12/31/19     816,250
                          United Mexico States,
            250,000 Global.....................    11.375  09/15/16     259,844
                          United Mexico States,
          1,950,000 Global.....................    11.500  05/15/26   2,079,188
                          United Mexico States,
                    Series A (including 250,000
            250,000 rights)....................     6.250  12/31/19     195,156
                                                                    -----------
                                                                      3,350,438
                                                                    -----------
                    Panama -- 1.1%
                          Government of Panama,
          1,750,000 IRB*.......................     4.000  07/17/14   1,321,250
                                                                    -----------
                    Peru -- 1.9%
          3,500,000 Republic of Peru, PDI*.....     4.000  03/07/17   2,213,750
                                                                    -----------
                    Russia -- 0.0%
            117,869 Russian Government, IAN*...     5.969  12/15/15      12,524
                                                                    -----------
                    Slovenia -- 0.4%
  XEU       440,000 Republic of Slovenia.......     5.375  05/27/05     524,462
                                                                    -----------
                    South Korea -- 1.8%
                          Export-Import Bank of
            150,000 Korea, Global..............     6.500  02/10/02     137,453
                        Korea Development Bank,
            400,000 Global.....................     9.600  12/01/00     400,080
                        Korea Development Bank,
            250,000 Global.....................     7.900  02/01/02     239,625
          1,300,000 Republic of Korea, Global..     8.875  04/15/08   1,340,040
                                                                    -----------
                                                                      2,117,198
                                                                    -----------
                    Sweden -- 0.9%
  SEK     6,700,000 Kingdom of Sweden..........    11.000  01/21/99     827,032
  SEK     1,500,000 Kingdom of Sweden..........     6.500  05/05/08     217,244
                                                                    -----------
                                                                      1,044,276
                                                                    -----------
                    Venezuela -- 3.1%
                    Republic of Venezuela, DCB,
          3,857,130 Series DL*.................     5.938  12/18/07   2,463,742
                         Republic of Venezuela,
          1,619,040 FLIRB, Series A*...........     6.125  03/31/07   1,010,888
                         Republic of Venezuela,
            202,380 FLIRB, Series B*...........     6.125  03/31/07     126,361
                                                                    -----------
                                                                      3,600,991
                                                                    -----------
                    Total Sovereign Bonds
                     (cost -- $26,979,911).....                      26,423,330
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

--------------------------------------------------------------------------------
     Principal                                    Interest  Maturity
     Amount (a) Description                         Rate      Date      Value

--------------------------------------------------------------------------------
                Loan Participations (d) -- 2.2%
                Morocco -- 2.2%
      3,200,000 Kingdom of Morocco, Tranche A*
                 (Chase Manhattan Bank, J.P.
                 Morgan Securities
                 and Morgan Guaranty Trust
                 Company)
                 (cost -- $2,617,079).........       6.063% 01/01/09 $ 2,560,000
                                                                     -----------
                U.S. Government & Agency --
                 27.0%
         13,849 Federal Home Loan Mortgage
                 Corporation Gold.............       6.000  10/01/10      13,938
        384,532 Federal Home Loan Mortgage
                 Corporation..................       7.000  07/01/11     392,842
        152,658 Federal Home Loan Mortgage
                 Corporation..................      10.000  05/15/20     165,776
          2,897 Federal Home Loan Mortgage
                 Corporation -- Interest
                 only.........................    1157.000  06/15/21      60,842
         17,410 Federal National Mortgage
                 Association..................      13.000  11/15/15      20,761
        544,000 Federal National Mortgage
                 Association..................       7.000  11/18/15     545,360
         65,841 Federal National Mortgage
                 Association..................      10.400  04/25/19      72,549
         84,911 Federal National Mortgage
                 Association..................       6.500  02/01/26      85,519
        855,897 Federal National Mortgage
                 Association..................       6.500  03/01/26     862,026
      5,902,735 Federal National Mortgage
                 Association -- Interest
                 only.........................       1.641  02/25/35     463,365
      3,000,000 Federal National Mortgage
                 Association (e)..............       6.000        **   2,957,813
     21,400,000 Federal National Mortgage
                 Association (e)..............       6.500        **  21,527,063
      3,711,611 Federal National Mortgage
                 Association -- Interest
                 only.........................       0.605  03/17/20      95,388
      8,482,350 Federal National Mortgage
                 Association -- Interest
                 only.........................       0.546  10/17/36     235,809
        250,000 U.S. Treasury Bonds...........       6.125  11/15/27     279,843
        120,000 U.S. Treasury Inflation Index
                 Bonds........................       3.625  04/15/28     118,017
      1,000,000 U.S. Treasury Bonds...........       5.500  08/15/28   1,046,720
      2,000,000 U.S. Treasury Bonds...........       5.250  11/15/28   2,047,500
        200,000 U.S. Treasury Notes ..........       6.375  03/31/01     207,312
        200,000 U.S. Treasury Notes ..........       5.250  08/15/03     205,094
        350,000 U.S. Treasury Notes ..........       4.750  11/15/08     352,734
                                                                     -----------
                Total U.S. Government & Agency
                 (cost -- $31,403,183)........                        31,756,271
                                                                     -----------
                Mortgage-Backed Securities --
                 4.0%
        297,375 First Union Residential
                 Securitization Trust.........       7.000  08/25/28     292,171
      1,304,327 GE Capital Mortgage Services..       6.750  11/25/28   1,251,339
      1,248,015 PNC Mortgage Securities
                 Corporation..................       6.500  12/25/28   1,174,695
        624,490 PNC Mortgage Securities
                 Corporation..................       6.250  12/26/28     580,190
        571,352 PNC Mortgage Securities
                 Corporation..................       6.838  05/25/28     516,716
        521,488 PNC Mortgage Securities
                 Corporation..................       6.735  07/25/28     476,673
        397,520 PNC Mortgage Securities
                 Corporation..................       6.750  05/25/28     363,731
                                                                     -----------
                Total Mortgage-Backed
                 Securities
                 (cost -- $4,806,094).........                         4,655,515
                                                                     -----------
                Asset-Backed Securities -- 1.0%
     11,000,000 DLJ Commercial Mortgage
                 Corporation -- Interest
                 only.........................       0.851  11/12/31     618,750
     11,835,079 DLJ Commercial Mortgage
                 Corporation -- Interest
                 only.........................       0.707  05/10/23     547,372
                                                                     -----------
                Total Asset-Backed Securities
                 (cost -- $1,181,371).........                         1,166,122
                                                                     -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (continued)

-------------------------------------------------------------------------------
                                                Interest Maturity
   Shares   Description                           Rate     Date      Value

-------------------------------------------------------------------------------
            Preferred Stock -- 0.0%
        841 TCR Holding, Series B+...........                     $         50
        462 TCR Holding, Series C+...........                               26
      1,218 TCR Holding, Series D+...........                               65
      2,521 TCR Holding, Series E+...........                              159
                                                                  ------------
            Total Preferred Stocks
             (cost -- $300)..................                              300
                                                                  ------------
  Warrants  Warrants -- 0.0%
      1,200 Republic of Argentina Warrants,
            expiring 12/03/99+...............                           57,600
        400 In Flight Phone Warrants,
            expiring 08/31/02+...............                                0
                                                                  ------------
            Total Warrants
             (cost -- $63,907)...............                           57,600
                                                                  ------------
            Total Investments -- 95.1%
             (cost -- $114,839,435)..........                      111,989,182
                                                                  ------------
 Principal
 Amount (a) Repurchase Agreement -- 24.1%
 28,419,000 Repurchase Agreement dated
            12/31/98, with State Street Bank
            and Trust Company, collateralized
            by $21,575,000 U.S. Treasury
            Bonds, 8.000%, due 11/15/21
            valued at $28,991,406; proceeds:
            $28,434,315 (cost -- $28,419,000)
            (f)..............................    4.850%  01/04/99   28,419,000
                                                                  ------------
            Liabilities in excess of other
            assets -- (19.2%)................                      (22,660,576)
                                                                  ------------
            Net Assets -- 100.0%.............                     $117,747,606
                                                                  ============


Forward Foreign Currency Contracts

-----------------------------------------------------------------------------
                                                                 Unrealized
           Maturity   Contracts to    In Exchange Contracts at  Appreciation
            Dates    Receive/Deliver      for        Value     (Depreciation)
-----------------------------------------------------------------------------
Purchases
           02/16/99 DEM       498,032  $298,464     $299,594    $      1,130
           02/16/99 DEM       762,203   448,883      458,507           9,624
           02/16/99 DEM       950,000   568,607      571,477           2,870
           02/16/99 DKK     2,893,867   457,890      455,151          (2,739)
           02/04/99 ITL 1,290,000,000   776,977      780,053           3,076
Sales
           02/16/99 DEM     1,013,692   607,001      609,792          (2,791)
           02/16/99 DEM     1,191,024   720,000      716,466           3,534
           02/16/99 DKK     2,893,867   454,739      455,151            (412)
           02/16/99 XEU       253,323   298,464      297,842             622
           02/16/99 XEU       202,589   239,258      238,193           1,065
           02/16/99 FIM     1,133,727   223,394      222,757             637
           02/04/99 ITL 1,266,706,800   765,845      765,968            (123)
           02/16/99 SEK     4,632,580   568,607      570,987          (2,380)
                                                                ------------
                                                                $     14,113
                                                                ============

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Strategic Bond Fund (concluded)
--------------------------------------------------------------------------------
 * Interest rate shown reflects current rate on instrument with variable rate or step coupon rate.
**   To be announced.
 +   Non-income producing security.
(a)  Principal denominated in U.S. dollars unless otherwise indicated.
(b) Zero or step coupon bond. Interest rate shown reflects yield to maturity on date of purchase.
(c) Payment-in-kind security for which all or part of the interest earned is paid by the issuance of additional bonds.
(d) Participation interest was acquired through the financial institutions in-dicated parenthetically.
(e)  Mortgage dollar roll. See Note 1.
(f) All or part of the security is segregated as collateral for mortgage dol-lar rolls.

Abbreviations used in this statement:
AUD    Australian Dollar.
DCB    Debt Conversion Bonds.
DEM    German Mark.
DKK    Danish Krone.
FIM    Finnish Markka.
FLIRB  Front-Loaded Interest Reduction Bonds.
GRD    Greek Drachma.
IAB    Interest Arrears Bonds.
IAN     Interest Arrears Notes.
IE     Interest Equalization.
IRB    Interest Reduction Bonds.
ITL    Italian Lira.
PDI    Past Due Interest.
PLN    Polish Zloty.
SEK    Swedish Krona.
XEU    European Currency Unit.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers National Intermediate Municipal Fund

-------------------------------------------------------------------------------
  Principal                                      Interest Maturity
   Amount    Description                           Rate     Date      Value

-------------------------------------------------------------------------------
             Long-Term Investments -- 92.4%
             California -- 3.7%
    $285,000 Los Angeles, California AMBAC....    6.000%  08/01/03 $    310,268
     250,000 Oakland, California Port
              Authority MBIA..................    6.000   11/01/05      278,090
                                                                   ------------
                                                                        588,358
                                                                   ------------
             District of Columbia -- 3.3%
     500,000 District of Columbia GO MBIA.....    5.000   06/01/06      522,395
                                                                   ------------
             Florida -- 1.2%
     175,000 Florida Housing Finance Agency...    6.150   07/01/06      184,716
                                                                   ------------
             Hawaii -- 1.7%
     250,000 Hawaii State Department of Budget
              & Finance.......................    5.600   07/01/06      271,148
                                                                   ------------
             Illinois -- 10.0%
     300,000 Chicago, Illinois Metropolitan
              Water GO........................    5.900   12/01/06      335,793
     250,000 Chicago, Illinois O'Hare
              International Airport AMBAC.....    5.000   01/01/02      258,215
     400,000 Illinois Student Assistance
              Commission......................    6.400   03/01/04      431,424
     500,000 Springfield, Illinois Electric
              MBIA............................    6.000   03/01/06      555,070
                                                                   ------------
                                                                      1,580,502
                                                                   ------------
             Indiana -- 9.9%
     500,000 Indiana Health Facilities Finance
              Authority.......................    5.800   08/15/06      532,820
     300,000 Indiana Secondary Market for
              Education AMBAC.................    5.550   12/01/05      321,867
     650,000 Indiana Transportation Finance
              Authority.......................    6.250   11/01/03      710,021
                                                                   ------------
                                                                      1,564,708
                                                                   ------------
             Louisiana -- 2.3%
     350,000 Louisiana Public Facilities
              Authority.......................    6.750   09/01/06      366,857
                                                                   ------------
             Massachusetts -- 2.9%
     400,000 Commonwealth of Massachusetts
              Health & Educational Facilities
              Authority.......................    6.500   12/01/05      454,764
                                                                   ------------
             Michigan -- 1.8%
     250,000 Detroit, Michigan Water Supply
              MBIA............................    6.000   07/01/07      281,510
                                                                   ------------
             Mississippi -- 2.4%
     360,000 Mississippi Higher Education.....    6.050   09/01/07      376,798
                                                                   ------------
             New Jersey -- 3.1%
     450,000 Passaic Valley, New Jersey Sewer
              Commission AMBAC................    5.750   12/01/07      488,030
                                                                   ------------
             New York -- 25.2%
     250,000 Long Island, New York Power
              Authority MBIA..................    5.000   04/01/04      262,140
     250,000 Municipal Assistance Corporation,
              New York City, New York.........    5.500   07/01/02      264,225
     320,000 New York City, New York GO.......    6.500   02/01/02      344,672
     130,000 New York City, New York GO.......    6.500   02/01/02      140,561
     500,000 New York State Dormitory
              Authority.......................    6.000   07/01/06      556,710
     700,000 New York State Dormitory
              Authority MBIA..................    5.600   07/01/06      745,850
     400,000 New York State Dormitory
              Authority (State University of
              New York).......................    6.625   07/01/04      454,548
     500,000 New York State Mortgage Agency...    5.900   10/01/06      521,980
     250,000 New York State Urban
              Development.....................    5.000   01/01/06      262,330
     400,000 New York State, Thruway Authority
              MBIA............................    6.000   01/01/04      437,256
                                                                   ------------
                                                                      3,990,272
                                                                   ------------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers National Intermediate Municipal Fund (concluded)

-------------------------------------------------------------------------------
  Principal                                      Interest Maturity
   Amount    Description                           Rate     Date      Value

-------------------------------------------------------------------------------
             Ohio -- 3.4%
    $250,000 Cleveland, Ohio Airport Systems
              FSA.............................    5.500%  01/01/08 $    270,643
     250,000 Miami County, Ohio Hospital
              Facilities......................    5.600   05/15/02      258,745
                                                                   ------------
                                                                        529,388
                                                                   ------------
             Pennsylvania -- 7.6%
     500,000 Allegheny County, Pennsylvania
              Airport MBIA....................    5.500   01/01/03      528,795
     400,000 Geisinger Authority, Pennsylvania
              Health System...................    6.000   07/01/01      421,484
     250,000 Pennsylvania Housing Finance
              Authority.......................    4.850   10/01/07      252,828
                                                                   ------------
                                                                      1,203,107
                                                                   ------------
             South Carolina -- 7.1%
     250,000 Piedmont Municipal Power Agency
              FGIC............................    6.000   01/01/07      278,870
     750,000 South Carolina State Public
              Service Authority FGIC..........    6.500   01/01/05      847,440
                                                                   ------------
                                                                      1,126,310
                                                                   ------------
             Texas -- 3.6%
     500,000 Austin, Texas Airport Systems
              MBIA............................    6.500   11/15/05      568,095
                                                                   ------------
             Virginia -- 3.2%
     500,000 Pocahontas Parkway Association,
              Virginia........................    5.000   08/15/06      509,490
                                                                   ------------
             Total Long-Term Investments
              (cost -- $13,828,988)...........                       14,606,448
                                                                   ------------
             Short-Term Investments -- 3.9%
             Pennsylvania -- 0.6%
     100,000 Philadelphia, Pennsylvania
              Hospitals & Higher Education
              Facilities Authority VR.........    4.450   01/04/99      100,000
                                                                   ------------
             Virginia -- 3.3%
     215,000 Alexandria, Virginia
              Redevelopment & Housing
              Authority VR....................    5.050   01/04/99      215,000
     200,000 King George County, Virginia
              Industrial Development Authority
              VR..............................    5.150   01/04/99      200,000
     100,000 Petersburg, Virginia Hospital
              Authority VR....................    5.050   01/04/99      100,000
                                                                   ------------
                                                                        515,000
                                                                   ------------
             Total Short-Term Investments
              (cost -- $615,000)..............                          615,000
                                                                   ------------
             Total Investments -- 96.3%
              (cost -- $14,443,988)...........                       15,221,448
                                                                   ------------
             Other assets in excess of
              liabilities -- 3.7%.............                          587,140
                                                                   ------------
             Net Assets -- 100.0%.............                     $ 15,808,588
                                                                   ============

Abbreviations used in this statement:
AMBAC Insured as to principal and interest by the American Municipal Bond As-surance Corporation.
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
FSA Insured as to principal and interest by the Financial Security Assurance Corporation.
GO     General Obligation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.
VR Variable Rate Demand Note. Maturity date shown is the date of next in-terest rate change.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers U.S. Government Income Fund

-------------------------------------------------------------------------------
 Principal                                        Interest Maturity
   Amount   Description                             Rate     Date      Value

-------------------------------------------------------------------------------
            U.S. Treasury Notes & Bonds --
              34.8%
 $1,000,000 U.S. Treasury Bond.................     5.250% 11/15/28 $ 1,023,750
  5,000,000 U.S. Treasury Note (a)................  4.500  09/30/00   4,989,050
    100,000 U.S. Treasury Note.................     5.875  09/30/02     103,937
    150,000 U.S. Treasury Note.................     5.625  12/31/02     154,992
    700,000 U.S. Treasury Note.................     5.750  04/30/03     728,658
    450,000 U.S. Treasury Note.................     6.625  05/15/07     506,039
  1,500,000 U.S. Treasury Note.................     6.125  08/15/07   1,638,285
    500,000 U.S. Treasury Note.................     5.500  02/15/08     529,845
    750,000 U.S. Treasury Note.................     5.625  05/15/08     800,273
                                                                    -----------
            Total U.S. Treasury Notes & Bonds
             (cost -- $10,262,719)................                   10,474,829
                                                                    -----------
            U.S. Government Agency -- 58.5%
    100,000 Federal Home Loan Bank.............     5.940  06/13/00     101,312
    500,000 Federal Home Loan Bank.............     5.800  09/02/08     517,500
    255,813 Federal Home Loan Mortgage
             Corporation Gold..................     7.500  05/01/07     263,548
     25,605 Federal Home Loan Mortgage
             Corporation Gold..................     6.000  07/01/10      25,785
     14,009 Federal Home Loan Mortgage
             Corporation.......................    11.750  01/01/11      15,460
    134,749 Federal Home Loan Mortgage
             Corporation.......................     7.000  05/01/11     137,661
    347,256 Federal Home Loan Mortgage
             Corporation.......................     7.000  07/01/11     354,760
    545,494 Federal Home Loan Mortgage
             Corporation.......................     7.000  07/01/11     557,283
    261,249 Federal Home Loan Mortgage
             Corporation.......................     7.000  08/01/11     266,894
        841 Federal Home Loan Mortgage
             Corporation.......................    11.750  06/01/14         934
     11,021 Federal Home Loan Mortgage
             Corporation.......................    11.750  12/01/14      12,368
     26,510 Federal Home Loan Mortgage
             Corporation.......................    11.750  07/01/15      29,872
    700,000 Federal Home Loan Mortgage
             Corporation.......................    10.000  03/01/16     761,250
    172,395 Federal Home Loan Mortgage
             Corporation.......................     8.250  04/01/17     180,619
    246,597 Federal Home Loan Mortgage
             Corporation Gold..................     8.000  12/01/19     257,033
    482,983 Federal Home Loan Mortgage
             Corporation.......................     8.000  07/01/20     506,301
    172,230 Federal Home Loan Mortgage
             Corporation.......................     7.000  04/15/21     174,112
    750,000 Federal Home Loan Mortgage
             Corporation.......................     8.500  03/15/24     797,907
  3,534,994 Federal Home Loan Mortgage
             Corporation.......................     6.000  10/01/28   3,492,680
  1,500,000 Federal Home Loan Mortgage
             Corporation.......................     6.000     *       1,478,437
    724,921 Federal National Mortgage
             Association.......................     6.783  01/17/03     740,325
    169,325 Federal National Mortgage
             Association.......................     6.500  12/01/03     170,644
    800,000 Federal National Mortgage
             Association.......................     6.527  05/25/30     830,000
     22,847 Federal National Mortgage
             Association.......................    14.500  11/01/14      27,631
     60,139 Federal National Mortgage
             Association.......................    12.500  09/01/15      70,362
     69,638 Federal National Mortgage
             Association.......................    13.000  11/15/15      83,044
     22,115 Federal National Mortgage
             Association.......................    12.000  01/01/16      25,764
    358,512 Federal National Mortgage
             Association.......................    12.000  01/01/16     405,911
    236,274 Federal National Mortgage
             Association.......................    12.500  01/15/16     276,441
     19,371 Federal National Mortgage
             Association.......................    11.500  04/01/19      21,661
    141,769 Federal National Mortgage
             Association.......................    10.500  08/01/20     155,060
    675,000 Federal National Mortgage
             Association Project Loan..........     6.247  03/17/21     694,686
    285,005 Federal National Mortgage
             Association.......................     8.500  11/01/23     299,816
    160,213 Federal National Mortgage
             Association.......................     9.000  08/01/26     169,499
    600,000 Federal National Mortgage
             Association (b)...................     6.500     *         603,563
  3,000,000 Federal National Mortgage
             Association (b)...................     6.000     *       2,957,813
    142,042 Government National Mortgage
             Association.......................     8.500  01/15/18     151,638
                                                                    -----------
            Total U.S. Government Agency
             (cost -- $17,465,707).............                      17,615,574
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers U.S. Government Income Fund (concluded)

-------------------------------------------------------------------------------
 Principal                                       Interest Maturity
   Amount   Description                            Rate     Date      Value

-------------------------------------------------------------------------------

            Mortgage-Backed Securities -- 2.7%
 $  693,927 Fanniemae Grantor Trust...........    6.911%  12/28/28 $   678,314
    119,018 Vendee Mortgage Trust.............    7.250   10/15/10     119,092
                                                                   -----------
            Total Mortgage-Backed Securities
             (cost -- $822,940)...............                         797,406
                                                                   -----------
            Total Investments -- 96.0%
             (cost -- $28,551,366)............                      28,887,809
                                                                   -----------
            Repurchase Agreements -- 19.9%
  3,004,000 Repurchase Agreement dated
             12/31/98, with State Street Bank
             & Trust Company, collateralized
             by $2,285,000 U.S. Treasury
             Bonds, 8.000%, due 11/15/21,
             valued at $3,070,469; proceeds:
             $3,005,619.......................    4.850   01/04/99   3,004,000
  3,000,000 Repurchase Agreement dated
             12/31/98, with Warburg Dillon
             Read, collateralized by
             $2,093,000 U.S. Treasury Bonds,
             12.750%, due 11/15/10, valued at
             $3,061,013; proceeds:
             $3,001,583.......................    4.750   01/04/99   3,000,000
                                                                   -----------
            Total Repurchase Agreements
             (cost -- $6,004,000).............                       6,004,000
                                                                   -----------
            Liabilities in excess of other
             assets -- (15.9%)................                      (4,788,121)
                                                                   -----------
            Net Assets -- 100.0%..............                     $30,103,688
                                                                   ===========

 *To be announced.
(a) All or part of the security is segregated as collateral for mortgage dollar rolls.
(b) Mortgage dollar roll. See Note 1.
                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund

-------------------------------------------------------------------------------
                                             Yield to
  Principal                              Maturity on Date Maturity
   Amount    Description                   of Purchase*     Date      Value

-------------------------------------------------------------------------------
             Municipal Securities --
               100.0%
             New York -- 99.6%
 $   655,000 Albany County, New York
              Industrial Development
              Agency VR...............        4.200%      01/07/99 $    655,000
   1,355,000 Amherst, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99    1,355,000
   1,550,000 Auburn, New York
              Industrial Development
              Agency VR...............        4.450       01/06/99    1,550,000
   1,050,000 Broome County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99    1,050,000
   1,425,000 Cattaraugus County, New
              York Industrial
              Development Agency VR...        4.350       01/07/99    1,425,000
     900,000 Cattaraugus County, New
              York Industrial
              Development Agency VR...        4.350       01/07/99      900,000
   1,400,000 Chautauqua County, New
              York Industrial
              Development Agency VR...        4.450       01/06/99    1,400,000
   1,740,000 Chemung County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99    1,740,000
   4,300,000 Chenango, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99    4,300,000
     670,000 Colonie, New York Housing
              Development Corporation
              VR......................        3.200       01/06/99      670,000
     450,000 Colonie, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99      450,000
     900,000 Dutchess County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99      900,000
   2,125,000 Erie County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99    2,125,000
     550,000 Erie County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99      550,000
     405,000 Erie County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99      405,000
     201,200 Erie County, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99      201,200
     200,000 Erie County, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99      200,000
   2,100,000 Islip, New York
              Industrial Development
              Authority VR............        4.200       01/07/99    2,100,000
   5,000,000 Long Island, New York
              Power Authority VR......        4.150       01/06/99    5,000,000
   3,000,000 Metropolitan Transit
              Authority, New York
              TECP....................        3.200       01/11/99    3,000,000
   1,430,000 Monroe County, New York
              Industrial Development
              Agency PUT..............        3.200       06/01/99    1,430,000
     700,000 Monroe County, New York
              Industrial Development
              Agency PUT..............        4.500       06/15/99      700,000
   6,500,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.350       01/06/99    6,500,000
   3,325,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.050       01/07/99    3,325,000
   3,005,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.050       01/07/99    3,005,000
     765,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.050       01/07/99      765,000
   2,490,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.150       01/07/99    2,490,000
   3,000,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99    3,000,000
   2,350,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99    2,350,000
   1,810,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99    1,810,000
   1,430,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99    1,430,000
     780,000 Monroe County, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99      780,000
     850,000 Municipal Assistance
              Corporation New York
              City, New York..........        3.100       07/01/99      857,844
     300,000 Nassau County, New York
              Industrial Development
              Agency VR...............        5.000       01/04/99      300,000
     750,000 Nassau County, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99      750,000
   2,200,000 New York City, New York
              Housing Development
              Corporation VR..........        3.750       01/06/99    2,200,000
   2,000,000 New York City, New York
              Housing Development
              Corporation VR..........        4.250       01/06/99    2,000,000
   2,500,000 New York City, New York
              Housing Development
              Corporation VR..........        4.300       01/06/99    2,500,000
   2,200,000 New York City, New York
              Housing Development
              Corporation VR..........        4.300       01/06/99    2,200,000
   1,700,000 New York City, New York
              Housing Development
              Corporation VR..........        4.300       01/06/99    1,700,000
     900,000 New York City, New York
              Housing Development
              Corporation VR..........        4.300       01/06/99      900,000
   1,800,000 New York City, New York
              Housing Development
              Corporation VR..........        4.350       01/06/99    1,800,000
   6,800,000 New York City, New York
              Housing Development
              Corporation VR..........        3.700       01/07/99    6,800,000
   2,800,000 New York City, New York
              Housing Development
              Corporation VR..........        4.300       01/07/99    2,800,000
   1,300,000 New York City, New York
              Housing Development
              Corporation VR..........        4.300       01/07/99    1,300,000
   1,600,000 New York City, New York
              Industrial Development
              Agency VR...............        4.000       01/06/99    1,600,000
   1,590,000 New York City, New York
              Industrial Development
              Agency VR...............        4.000       01/06/99    1,590,000
     950,000 New York City, New York
              Industrial Development
              Agency VR...............        4.000       01/06/99      950,000
     725,000 New York City, New York
              Industrial Development
              Agency VR...............        4.200       01/07/99      725,000
     300,000 New York City, New York
              Industrial Development
              Agency VR...............        4.350       01/07/99      300,000

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund (continued)

-------------------------------------------------------------------------------
                                            Yield to
  Principal                             Maturity on Date Maturity
   Amount    Description                  of Purchase*     Date      Value

-------------------------------------------------------------------------------
             New York--(continued)
 $   175,000 New York City, New York
              Industrial Development
              Agency VR..............        4.350%      01/07/99 $    175,000
   4,000,000 New York City, New York
              Transportation Finance
              Authority VR...........        3.900       01/06/99    4,000,000
   1,000,000 New York State,
              Dormitory Authority
              FGIC...................        3.600       07/01/99    1,018,611
   2,800,000 New York State,
              Dormitory Authority
              VR.....................        4.900       01/04/99    2,800,000
     250,000 New York State,
              Environmental
              Facilities
              Corporation............        3.610       06/15/99      250,149
   5,000,000 New York State,
              Environmental
              Facilities Corporation
              TECP...................        3.100       01/14/99    5,000,000
   5,000,000 New York State, Housing
              Finance Agency VR......        4.000       01/06/99    5,000,000
   4,500,000 New York State, Housing
              Finance Agency VR......        4.200       01/06/99    4,500,000
   1,615,000 New York State, Job
              Development Authority
              VR.....................        3.150       01/04/99    1,615,000
     790,000 New York State, Job
              Development Authority
              VR.....................        3.150       01/04/99      790,000
     350,000 New York State, Job
              Development Authority
              VR.....................        3.150       01/04/99      350,000
     215,000 New York State, Job
              Development Authority
              VR.....................        3.150       01/04/99      215,000
      60,000 New York State, Job
              Development Authority
              VR.....................        3.150       01/04/99       60,000
   1,655,000 New York State, Job
              Development Authority
              VR.....................        3.250       01/04/99    1,655,000
     535,000 New York State, Job
              Development Authority
              VR.....................        3.250       01/04/99      535,000
     150,000 New York State, Job
              Development Authority
              VR.....................        3.250       01/04/99      150,000
     135,000 New York State, Job
              Development Authority
              VR.....................        3.250       01/04/99      135,000
     400,000 Niagara County, New York
              Industrial Development
              Agency VR..............        4.050       01/06/99      400,000
  15,495,000 Niagara County, New York
              Industrial Development
              Agency VR..............        4.100       01/06/99   15,495,000
     765,000 Niagara County, New York
              Industrial Development
              Agency VR..............        4.350       01/07/99      765,000
     270,000 Oneida County, New York
              Industrial Development
              Agency VR..............        4.250       01/07/99      270,000
   5,000,000 Oneida County, New York
              Industrial Development
              Agency VR..............        4.350       01/07/99    5,000,000
  20,000,000 Onondaga County, New
              York Industrial
              Development Agency
              PUT....................        4.250       01/07/99   20,000,000
   3,800,000 Onondaga County, New
              York Industrial
              Development Agency VR..        4.150       01/06/99    3,800,000
   1,300,000 Onondaga County, New
              York Industrial
              Development Agency VR..        4.150       01/06/99    1,300,000
     100,000 Onondaga County, New
              York Industrial
              Development Agency VR..        4.150       01/06/99      100,000
     100,000 Onondaga County, New
              York Industrial
              Development Agency VR..        4.150       01/06/99      100,000
   4,400,000 Ontario County, New York
              Industrial Development
              Agency VR..............        5.350       01/04/99    4,400,000
   2,680,000 Otsego County, New York
              Industrial Development
              Agency VR..............        3.850       01/07/99    2,680,000
   1,100,000 Rockland County, New
              York Industrial
              Development Agency VR..        4.350       01/07/99    1,100,000
      90,000 Schoharie County, New
              York Industrial
              Development Agency VR..        4.250       01/07/99       90,000
   4,000,000 South Huntington, New
              York Union Free School
              District TAN...........        3.600       06/30/99    4,005,711
   4,270,000 Suffolk County, New York
              Industrial Development
              Agency VR..............        4.200       01/07/99    4,270,000
   3,800,000 Syracuse, New York
              Industrial Development
              Agency VR..............        4.450       01/06/99    3,800,000
   2,510,000 Triborough Bridge &
              Tunnel Authority, New
              York...................        3.550       01/01/99    2,510,000
   1,000,000 Triborough Bridge &
              Tunnel Authority, New
              York...................        3.600       01/01/99    1,000,000
   4,235,000 Ulster County, New York
              Industrial Development
              Agency VR..............        4.050       01/06/99    4,235,000
   2,210,000 Warren & Washington
              Counties, New York
              Industrial Development
              Agency VR..............        4.000       01/07/99    2,210,000
     300,000 Wyoming County, New York
              Industrial Development
              Agency VR..............        4.200       01/07/99      300,000
   5,460,000 Wyoming County, New York
              Industrial Development
              Agency VR..............        4.350       01/07/99    5,460,000
                                                                  ------------
                                                                   200,373,515
                                                                  ------------
             Puerto Rico -- 0.4%
     285,000 Commonwealth of Puerto
              Rico, Electric Power
              Authority MBIA.........        3.630       07/01/99      285,850
     500,000 Commonwealth of Puerto
              Rico, Telephone
              Authority MBIA.........        3.520       01/01/99      500,001
                                                                  ------------
                                                                       785,851
                                                                  ------------
             Total Investments --
               100.0%
              (cost --
               $201,159,366).........                              201,159,366
                                                                  ------------
             Liabilities in excess of
              other assets --
               (0.0%)................                                  (25,528)
                                                                  ------------
             Net Assets -- 100.0%....                             $201,133,838
                                                                  ============

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers New York Municipal Money Market Fund (concluded)
--------------------------------------------------------------------------------
* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR) and Put Bonds, whose yields are determined on date of the last interest rate change. For Variable Rate Demand Notes and Put Bonds, ma-turity date shown is the date of next interest rate change.

Abbreviations used in this statement:
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.
PUT Optional or mandatory put. Maturity date shown is the put date as well as the date of the next interest rate change.
TAN    Tax Anticipation Note.
TECP   Tax Exempt Commercial Paper.

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Cash Management Fund

-------------------------------------------------------------------------------
                                              Yield to
 Principal                                Maturity on Date Maturity
   Amount   Description                     of Purchase*     Date      Value

-------------------------------------------------------------------------------
            Asset-Backed Securities --
              5.1%
            Financial Services -- 5.1%
 $  603,041 Arcadia Automobile
             Receivable Trust..........        5.470%      09/15/99 $   603,041
    738,882 Chrysler Financial.........        5.140       07/08/99     738,649
     61,885 Contimortgage Home Equity
             Loan Trust................        5.649       06/15/99      61,885
  1,000,000 SMM Trust..................        5.320       12/15/99   1,000,000
    387,847 Union Acceptance
             Corporation...............        5.527       10/08/99     387,847
                                                                    -----------
            Total Asset-Backed
             Securities
             (cost -- $2,791,422)......                               2,791,422
                                                                    -----------
            Certificates of Deposit --
              26.4%
            Banks -- 26.4%
  1,000,000 American Express Centurian
             Bank......................        5.460       01/12/99   1,000,000
  1,500,000 Bank Austria...............        5.720       04/19/99   1,501,535
  1,000,000 Bayerishche................        5.700       01/07/99   1,000,038
  1,000,000 Chase Manhattan Bank.......        5.220       03/22/99   1,000,224
  1,000,000 Commerzbank................        5.670       03/05/99     999,859
  1,500,000 Credit Agricole Indosuez...        5.730       04/16/99   1,502,259
  1,500,000 Crestar Bank...............        5.420       01/07/99   1,500,005
  1,500,000 Harris Trust and Savings
             Bank......................        5.090       03/16/99   1,500,000
  1,000,000 Michigan National Bank.....        4.950       09/10/99   1,000,067
  1,000,000 Rabobank...................        5.750       05/14/99     999,981
  1,500,000 Toronto Dominion Bank......        5.110       03/29/99   1,500,071
  1,000,000 West Deutsche Bank.........        5.630       01/14/99   1,000,003
                                                                    -----------
            Total Certificates of
             Deposit
             (cost -- $14,504,042).....                              14,504,042
                                                                    -----------
            Commercial Paper -- 44.0%
            Banks -- 1.8%
  1,000,000 Svenska Handelsbanken......        4.830       06/11/99     978,399
                                                                    -----------
            Beverages, Food &
             Tobacco -- 2.7%
  1,500,000 General Mills..............        5.000       01/04/99   1,499,375
                                                                    -----------
            Chemicals -- 3.6%
  2,000,000 Dow Chemical...............        5.000       01/04/99   1,999,167
                                                                    -----------
            Communications -- 2.2%
  1,200,000 Lucent Technologies........        5.400       01/06/99   1,199,100
                                                                    -----------
            Computers -- 2.7%
  1,500,000 IBM Credit.................        5.300       01/05/99   1,499,117
                                                                    -----------
            Electric Products -- 4.6%
  2,500,000 Emerson Electric...........        5.050       01/04/99   2,498,948
                                                                    -----------
            Electric Utilities -- 2.7%
  1,500,000 Southern Company...........        5.250       02/12/99   1,490,813
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(continued)

Salomon Brothers Cash Management Fund (continued)

-------------------------------------------------------------------------------
                                              Yield to
 Principal                                Maturity on Date Maturity
   Amount   Description                     of Purchase*     Date      Value

-------------------------------------------------------------------------------
            Financial Services -- 7.7%
 $1,250,000 Block Financial............        5.350%      01/29/99 $ 1,244,798
  1,000,000 Dresdner U.S. Finance......        5.450       01/05/99     999,394
  2,000,000 Merrill Lynch..............        5.020       01/05/99   1,998,884
                                                                    -----------
                                                                      4,243,076
                                                                    -----------
            Household Products -- 1.8%
  1,000,000 Guardian Industries........        5.100       01/04/99     999,575
                                                                    -----------
            Insurance-Life -- 4.4%
  2,404,000 Pacific Life Insurance.....        5.000       01/04/99   2,402,998
                                                                    -----------
            Municipal -- 4.6%
  1,000,000 Emory University, Georgia..        5.150       03/09/99   1,000,000
    600,000 Tennessee State School
             Board.....................        5.400       02/16/99     600,000
    500,000 Tennessee State School
             Board.....................        5.170       03/30/99     500,000
    400,000 Tennessee State School
             Board.....................        5.290       01/19/99     400,000
                                                                    -----------
                                                                      2,500,000
                                                                    -----------
            Paper Products -- 2.7%
  1,500,000 Westvaco...................        5.250       01/21/99   1,495,625
                                                                    -----------
            Real Estate -- 2.5%
  1,406,000 Weyerhauser Real Estate....        5.180       02/01/99   1,399,729
                                                                    -----------
            Total Commercial Paper
             (cost -- $24,205,922).....                              24,205,922
                                                                    -----------
            Floating Rate Notes --
              26.9%
            California -- 1.8%
  1,000,000 Sacramento County,
             California VR.............        5.630       01/06/99   1,000,000
                                                                    -----------
            Florida -- 4.9%
  1,200,000 Baptist Health Systems VR
             MBIA......................        5.700       01/06/99   1,200,000
  1,000,000 Dade County, Florida
             Expressway Authority VR
             FGIC......................        5.650       01/07/99   1,000,000
    500,000 Florida Housing Finance
             Agency VR.................        5.500       01/06/99     500,000
                                                                    -----------
                                                                      2,700,000
                                                                    -----------
            Georgia -- 1.3%
    700,000 De Kalb Development
             Authority VR..............        5.700       01/06/99     700,000
                                                                    -----------
            Illinois -- 3.7%
    340,000 Aurora Kane & Du Page
             County, Illinois
             Industrial Development
             Authority VR..............        5.150       01/07/99     340,000
  1,500,000 Edwards Hospital Group VR..        5.520       01/06/99   1,500,000
    200,000 Illinois Student Assistance
             Commission VR.............        5.520       01/06/99     200,000
                                                                    -----------
                                                                      2,040,000
                                                                    -----------
            Indiana -- 0.9%
    500,000 Indiana State, Development
             Finance Authority VR......        5.520       01/06/99     500,000
                                                                    -----------
            Louisiana -- 0.6%
    300,000 Calcasieu Parish, Louisiana
             Industrial Development
             Agency VR.................        5.250       01/06/99     300,000
                                                                    -----------

                 See accompanying notes to financial statements

Portfolio of Investments
(concluded)

Salomon Brothers Cash Management Fund (concluded)

-------------------------------------------------------------------------------
                                             Yield to
 Principal                               Maturity on Date Maturity
   Amount   Description                    of Purchase*     Date      Value

-------------------------------------------------------------------------------
            Michigan -- 1.3%
 $  700,000 Genesys Health Systems
             VR.......................        5.570%      01/06/99 $   700,000
                                                                   -----------
            Minnesota -- 1.8%
  1,000,000 Catholic Health
             Initiatives VR...........        5.700       01/06/99   1,000,000
                                                                   -----------
            New Jersey -- 0.5%
    255,000 New Jersey Economic
             Development Authority
             VR.......................        5.800       01/04/99     255,000
                                                                   -----------
            New York -- 3.5%
    925,000 Clinton County, New York
             Industrial Development
             Agency VR................        5.250       01/07/99     925,000
    100,000 New York City, New York
             Industrial Development
             Agency VR................        5.620       01/06/99     100,000
    900,000 New York State, Housing
             Finance Agency VR........        5.700       01/06/99     900,000
                                                                   -----------
                                                                     1,925,000
                                                                   -----------
            North Carolina -- 0.7%
    400,000 Community Health Systems
             VR.......................        6.050       01/06/99     400,000
                                                                   -----------
            Pennsylvania -- 2.5%
    395,000 Moon, Pennsylvania
             Industrial Development
             Authority VR.............        5.150       01/07/99     395,000
  1,000,000 Pennsylvania Economic
             Development Authority
             VR.......................        5.350       01/04/99   1,000,000
                                                                   -----------
                                                                     1,395,000
                                                                   -----------
            Texas -- 1.6%
    875,000 Texas State GO VR.........        5.500       01/06/99     875,000
                                                                   -----------
            Virginia -- 1.8%
  1,000,000 Virginia State, Housing
             Development Authority
             VR.......................        6.000       01/06/99   1,000,000
                                                                   -----------
            Total Floating Rate Notes
             (cost -- $14,790,000)....                              14,790,000
                                                                   -----------
            Total Investments --
              102.4%
             (cost -- $56,291,386)....                              56,291,386
                                                                   -----------
            Liabilities in excess of
             other assets -- (2.4%)...                              (1,318,097)
                                                                   -----------
            Net Assets -- 100.0%......                             $54,973,289
                                                                   ===========

* Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

Abbreviations used in this statement:
FGIC Insured as to principal and interest by the Financial Guaranty Insurance Corporation.
GO     General Obligation.
MBIA   Insured as to principal and interest by the MBIA Insurance Corporation.

                 See accompanying notes to financial statements

Statements of Assets and Liabilities
December 31, 1998

                               Asia       Small Cap     Capital     Investors
                            Growth Fund  Growth Fund      Fund         Fund
-------------------------------------------------------------------------------
ASSETS:
Investments, at value
 (Note A).................  $12,936,073  $8,358,316   $214,373,594 $732,605,943
Repurchase agreements, at
 value and cost...........           --     542,000     18,275,000   52,597,000
Cash (including foreign
 currency)+...............      445,327       1,721          3,873          579
Receivable for securities
 sold.....................      440,636     153,158      7,414,923    9,513,785
Receivable for Fund shares
 sold.....................       27,104      21,827        406,991      491,070
Interest and dividends
 receivable...............       16,002       1,130        486,521    1,778,705
Receivable from investment
 advisor..................      259,926          --             --           --
Deferred organization
 expense..................       52,755          --             --           --
Net unrealized
 appreciation of forward
 foreign currency
 contracts................           --          --             --           --
Other assets..............        8,801          --         21,751       21,760
                            -----------  ----------   ------------ ------------
Total assets..............   14,186,624   9,078,152    240,982,653  797,008,842
                            -----------  ----------   ------------ ------------
LIABILITIES:
Payable for:
 Securities purchased.....      688,042     445,372      5,528,940           --
 Written options..........          768          --             --           --
 Fund shares redeemed.....      115,520      12,086        107,892    1,103,945
 Dividends and
  distributions declared..           --          --             --           --
 Affiliate transactions:
 Management fees..........           --          --        149,497      849,036
 Service and distribution
  fees....................        7,336       8,738         23,736       85,727
Payable to Custodian......           --          --             --           --
Net unrealized
 depreciation of forward
 foreign currency
 contracts................       58,322          --             --           --
Accrued expenses and other
 liabilities..............       31,281      18,426        111,391      232,289
                            -----------  ----------   ------------ ------------
Total liabilities.........      901,269     484,622      5,921,456    2,270,997
                            -----------  ----------   ------------ ------------
Net assets................  $13,285,355  $8,593,530   $235,061,197 $794,737,845
                            ===========  ==========   ============ ============
Net assets consist of:
Paid-in capital...........  $22,481,744  $7,331,511   $184,464,514 $519,456,916
Undistributed net
 investment income (or
 distributions in excess
 of net investment
 income)..................      (48,614)         --         25,504      122,469
Accumulated net realized
 gain (loss) on
 investments, options and
 foreign currency
 transactions.............   (9,858,211)   (319,961)     4,844,946   46,236,804
Net unrealized
 appreciation
 (depreciation) on
 investments, foreign
 currency transactions and
 other assets.............      710,436   1,581,980     45,726,233  228,921,656
                            -----------  ----------   ------------ ------------
Net assets:...............  $13,285,355  $8,593,530   $235,061,197 $794,737,845
                            ===========  ==========   ============ ============
Class A...................  $ 4,384,818  $3,205,393   $ 11,424,639 $ 50,952,870
                            ===========  ==========   ============ ============
Class B...................  $ 5,255,857  $3,850,279   $ 22,294,249 $ 75,188,732
                            ===========  ==========   ============ ============
Class 2**.................  $ 2,291,097  $1,471,101   $  6,369,346 $ 17,679,866
                            ===========  ==========   ============ ============
Class O...................  $ 1,353,583  $   66,757   $194,972,963 $650,916,377
                            ===========  ==========   ============ ============
Shares outstanding:
Class A...................      674,096     276,591        498,421    2,312,353
                            ===========  ==========   ============ ============
Class B...................      818,688     333,347        985,167    3,437,269
                            ===========  ==========   ============ ============
Class 2**.................      356,916     127,254        280,736      807,895
                            ===========  ==========   ============ ============
Class O...................      206,929       5,754      8,481,894   29,517,944
                            ===========  ==========   ============ ============
Net asset value:
Class A shares
Net asset value*..........  $      6.50  $    11.59   $      22.92 $      22.04
                            ===========  ==========   ============ ============
Maximum offering price per
 share (based on maximum
 sales charge of 5.75%,
 except Cash Management
 Fund and New York
 Municipal Money Fund)....  $      6.90  $    12.30   $      24.32 $      23.38
                            ===========  ==========   ============ ============
Maximum offering price per
 share (based on maximum
 sales charge of 4.75%,
 except Cash Management
 Fund and New York
 Municipal Money Fund)....          N/A         N/A            N/A          N/A
                            ===========  ==========   ============ ============
Class B shares
Net asset value and
 offering price per share
 *........................  $      6.42  $    11.55   $      22.63 $      21.87
                            ===========  ==========   ============ ============
Class 2 shares**
Net asset value*..........  $      6.42  $    11.56   $      22.69 $      21.88
                            ===========  ==========   ============ ============
Maximum offering price per
 share (based on maximum
 sales charge of 1.00%,
 except Cash Management
 Fund and New York
 Municipal Money Fund)....  $      6.48  $    11.68   $      22.92 $      22.10
                            ===========  ==========   ============ ============
Class O shares
Net asset value, offering
 price and redemption
 price per share..........  $      6.54  $    11.60   $      22.99 $      22.05
                            ===========  ==========   ============ ============
Note A: Cost of
 investments..............  $12,164,228  $6,776,336   $168,647,361 $503,684,287
                            ===========  ==========   ============ ============

 * Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
** Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
 + Asia Growth Fund's foreign currency is equivalent to $444,544.
                 See accompanying notes to financial statements

                                               National       U.S.        New York       Cash
    Total        High Yield    Strategic     Intermediate  Government    Municipal    Management
 Return Fund     Bond Fund     Bond Fund    Municipal Fund Income Fund   Money Fund      Fund
--------------------------------------------------------------------------------------------------
 $198,314,803   $557,241,716  $111,989,182   $15,221,448   $28,887,809  $201,159,366  $56,291,386
   15,341,000      3,675,000    28,419,000            --     6,004,000            --           --
          309             66            --        80,712           287       711,845          268
       20,106             --     1,516,864            --            --            --           --
      288,162      1,349,708       797,803       163,709       136,685       345,898       59,559
    1,583,261     12,807,219     1,888,000       279,219       241,208       849,576      408,863
           --             --            --        64,152        36,218            --           --
       32,435         33,718        33,843        26,740        27,684            --           --
           --             --        14,113            --            --            --           --
       12,077         27,188        33,999        24,760        27,660         6,632       20,739
 ------------   ------------  ------------   -----------   -----------  ------------  -----------
  215,592,153    575,134,615   144,692,804    15,860,740    35,361,551   203,073,317   56,780,815
 ------------   ------------  ------------   -----------   -----------  ------------  -----------
   10,842,839             --    26,026,751            --     5,041,783            --           --
           --             --            --            --            --            --           --
    1,022,774      2,405,401       378,260            34       131,280     1,717,827    1,602,978
      209,384      2,811,443       351,944        36,623        57,404        14,121      152,905
       33,709        297,949        53,991            --            --        33,556       34,098
      137,678        383,191        83,309         4,475        17,867            --           --
           --             --           152            --            --            --           --
           --             --            --            --            --            --           --
      105,936        312,663        50,791        11,020         9,529       173,975       17,545
 ------------   ------------  ------------   -----------   -----------  ------------  -----------
   12,352,320      6,210,647    26,945,198        52,152     5,257,863     1,939,479    1,807,526
 ------------   ------------  ------------   -----------   -----------  ------------  -----------
 $203,239,833   $568,923,968  $117,747,606   $15,808,588   $30,103,688  $201,133,838  $54,973,289
 ============   ============  ============   ===========   ===========  ============  ===========
 $191,509,258   $669,665,722  $124,059,480   $15,099,196   $29,819,297  $201,368,482  $54,976,021
      150,615       (813,886)     (925,830)      (31,431)      (50,677)           --           --
     (195,011)   (34,909,310)   (2,542,836)      (36,637)       (1,375)     (234,644)      (2,732)
   11,774,971    (65,018,558)   (2,843,208)      777,460       336,443            --           --
 ------------   ------------  ------------   -----------   -----------  ------------  -----------
 $203,239,833   $568,923,968  $117,747,606   $15,808,588   $30,103,688  $201,133,838  $54,973,289
 ============   ============  ============   ===========   ===========  ============  ===========
 $ 51,442,511   $145,730,321  $ 21,994,912   $ 2,544,669   $ 6,743,966  $  5,371,775  $26,792,720
 ============   ============  ============   ===========   ===========  ============  ===========
 $120,816,261   $327,661,340  $ 67,927,791   $ 2,762,533   $15,314,693  $     25,000  $17,373,535
 ============   ============  ============   ===========   ===========  ============  ===========
 $ 29,458,195   $ 86,596,070  $ 27,326,669   $ 2,290,502   $ 4,714,667  $    152,812  $ 2,740,545
 ============   ============  ============   ===========   ===========  ============  ===========
 $  1,522,866   $  8,936,237  $    498,234   $ 8,210,884   $ 3,330,362  $195,584,251  $ 8,066,489
 ============   ============  ============   ===========   ===========  ============  ===========
    3,925,358     14,739,278     2,159,481       239,835       655,867     5,371,796   26,792,976
 ============   ============  ============   ===========   ===========  ============  ===========
    9,239,410     33,212,397     6,675,362       261,355     1,488,893        25,000   17,373,626
 ============   ============  ============   ===========   ===========  ============  ===========
    2,246,860      8,781,482     2,684,036       216,665       458,725       152,810    2,740,572
 ============   ============  ============   ===========   ===========  ============  ===========
      115,566        903,143        48,945       774,358       323,740   195,819,733    8,068,847
 ============   ============  ============   ===========   ===========  ============  ===========
 $      13.11   $       9.89  $      10.19   $     10.61   $     10.28  $       1.00  $      1.00
 ============   ============  ============   ===========   ===========  ============  ===========
 $      13.91            N/A           N/A           N/A           N/A           N/A          N/A
 ============   ============  ============   ===========   ===========  ============  ===========
          N/A   $      10.38  $      10.70   $     11.14   $     10.79           N/A          N/A
 ============   ============  ============   ===========   ===========  ============  ===========
 $      13.08   $       9.87  $      10.18   $     10.57   $     10.29  $       1.00  $      1.00
 ============   ============  ============   ===========   ===========  ============  ===========
 $      13.11   $       9.86  $      10.18   $     10.57   $     10.28  $       1.00  $      1.00
 ============   ============  ============   ===========   ===========  ============  ===========
 $      13.24   $       9.96  $      10.28   $     10.68   $     10.38           N/A          N/A
 ============   ============  ============   ===========   ===========  ============  ===========
 $      13.18   $       9.89  $      10.18   $     10.60   $     10.29  $       1.00  $      1.00
 ============   ============  ============   ===========   ===========  ============  ===========
 $186,539,832   $622,136,946  $114,839,435   $14,443,988   $28,551,366  $201,159,366  $56,291,386
 ============   ============  ============   ===========   ===========  ============  ===========

                 See accompanying notes to financial statements

Statements of Operations
For the Year Ended December 31, 1998

                              Asia       Small Cap     Capital     Investors
                           Growth Fund  Growth Fund*    Fund          Fund
-------------------------------------------------------------------------------
Income:
Interest.................  $    87,938   $   13,924  $ 1,581,015  $  2,952,190
Dividends (Note A).......      320,868       14,844    2,726,910    10,662,006
                           -----------   ----------  -----------  ------------
                               408,806       28,768    4,307,925    13,614,196
Expenses:
Management fee...........      118,451       22,970    1,802,144     3,800,265
Custody and
 administration fees.....      243,709        7,066       72,653        71,329
Shareholder services.....       74,868        3,000       96,870       565,490
Registration and filing
 fees....................       39,157       12,315       37,165        50,560
Amortization of
 organization expenses...       22,495           --           --            --
Legal....................       10,220        1,923       47,450        52,480
Directors' fees and
 expenses................        2,920        1,650       95,890       106,110
Printing.................        1,825        2,500       18,835        64,120
Audit and tax return
 preparation fees........        1,825        5,000       55,145        46,845
Other....................        9,490        2,435       35,040        62,050
                           -----------   ----------  -----------  ------------
                               524,960       58,859    2,261,192     4,819,249
Management fee waived and
 expenses absorbed by
 investment advisor......     (378,377)     (22,970)          --            --
Credits earned from
 custodian on cash
 balances................           --           --         (370)         (193)
                           -----------   ----------  -----------  ------------
                               146,583       35,889    2,260,822     4,819,056
Distribution and service
 fees:
Class A Shares...........       14,135        2,654       18,162       136,461
Class B Shares...........       57,239       14,057      105,947       646,361
Class 2 Shares**.........       21,556        3,769       40,820       152,441
                           -----------   ----------  -----------  ------------
Net expenses.............      239,513       56,369    2,425,751     5,754,319
                           -----------   ----------  -----------  ------------
Net investment income
 (loss)..................      169,293      (27,601)   1,882,174     7,859,877
                           -----------   ----------  -----------  ------------
Realized and unrealized
 gain (loss):
Net realized gain (loss)
 on:
Investments (Note B).....   (5,819,144)    (319,961)  23,367,317    95,415,065
Options written..........       17,458           --     (247,441)      872,161
Futures transactions.....     (348,122)          --           --            --
Foreign currency
 transactions............     (426,692)          --       (5,190)       (6,043)
                           -----------   ----------  -----------  ------------
                            (6,576,500)    (319,961)  23,114,686    96,281,183
                           -----------   ----------  -----------  ------------
Net change in unrealized
 appreciation
 (depreciation) on:
Investments..............    2,838,494    1,581,980   19,906,306     2,173,744
Options written..........           (8)          --           --            --
Foreign currency
 transactions and other
 assets..................      (20,382)          --           --          (170)
                           -----------   ----------  -----------  ------------
                             2,818,104    1,581,980   19,906,306     2,173,574
                           -----------   ----------  -----------  ------------
Net realized and
 unrealized gain (loss)..   (3,758,396)   1,262,019   43,020,992    98,454,757
                           -----------   ----------  -----------  ------------
Net increase (decrease)
 in net asset from
 operations..............  $(3,589,103)  $1,234,418  $44,903,166  $106,314,634
                           ===========   ==========  ===========  ============
Note A: Net of foreign
 withholding tax of:.....  $    14,540   $       --  $     7,721  $    168,811
                           ===========   ==========  ===========  ============
Note B: Net of foreign
 withholding tax of:.....  $    70,975   $       --  $        --  $         --
                           ===========   ==========  ===========  ============

 * Fund's commencement of investment operations was July 1, 1998.
** Effective September 14, 1998, Class C shares of each fund were redesignated as Class 2 shares.
                 See accompanying notes to financial statements

                                             National       U.S.       New York      Cash
   Total       High Yield     Strategic    Intermediate  Government   Municipal   Management
Return Fund     Bond Fund     Bond Fund   Municipal Fund Income Fund  Money Fund     Fund
---------------------------------------------------------------------------------------------
$ 6,865,466   $  66,139,950  $ 8,705,213    $ 774,990    $1,166,029   $8,958,578  $2,320,668
  2,985,587         182,498           --           --            --           --          --
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  9,851,053      66,322,448    8,705,213      774,990     1,166,029    8,958,578   2,320,668
  1,082,153       4,580,614      781,161       76,542       117,976      500,852      83,335
    258,454         698,767      167,748       24,178        36,091      293,171      66,339
    283,778         746,573      144,628       49,640        50,370       81,920      61,685
     65,240         190,935       52,206       32,722        31,875       18,966      45,731
     19,122          29,448       29,550       23,349        24,170           --          --
     15,330          17,155        2,555          365           365       26,205       1,095
      4,015           2,920        2,920        2,920         2,920        2,920       2,920
     29,200          92,345       14,965        2,190         1,825       31,025       4,015
     45,480         148,096       22,995        3,285         2,920      120,480       7,665
     13,140          26,645       10,950        4,015         4,015       11,125       5,840
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  1,815,912       6,533,498    1,229,678      219,206       272,527    1,086,664     278,625
   (642,186)       (486,909)    (198,435)    (140,694)     (154,193)          --     (49,237)
       (379)           (179)        (110)      (1,934)         (369)        (712)       (216)
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  1,173,347       6,046,410    1,031,133       76,578       117,965    1,085,952     229,172
    139,633         423,035       52,094        4,519         8,468           --          --
  1,107,781       3,480,135      585,671       18,736        67,261           --          --
    285,523         888,087      242,479       13,730        20,779           --          --
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  2,706,284      10,837,667    1,911,377      113,563       214,473    1,085,952     229,172
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  7,144,769      55,484,781    6,793,836      661,427       951,556    7,872,626   2,091,496
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  3,664,680     (35,163,319)  (2,217,941)     (34,108)      333,975        3,684        (532)
         --              --           --           --            --           --          --
         --              --           --           --            --           --          --
     (1,241)             --     (299,948)          --            --           --          --
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  3,663,439     (35,163,319)  (2,517,889)     (34,108)      333,975        3,684        (532)
-----------   -------------  -----------    ---------    ----------   ----------  ----------
 (1,563,045)    (73,196,608)  (4,132,261)      59,675       106,877           --          --
         --              --           --           --            --           --          --
         19         (36,801)     (48,129)          --            --           --          --
-----------   -------------  -----------    ---------    ----------   ----------  ----------
 (1,563,026)    (73,233,409)  (4,180,390)      59,675       106,877           --          --
-----------   -------------  -----------    ---------    ----------   ----------  ----------
  2,100,413    (108,396,728)  (6,698,279)      25,567       440,852        3,684        (532)
-----------   -------------  -----------    ---------    ----------   ----------  ----------
$ 9,245,182   $ (52,911,947) $    95,557    $ 686,994    $1,392,408   $7,876,310  $2,090,964
===========   =============  ===========    =========    ==========   ==========  ==========
$    29,645   $          --  $        --    $      --    $       --   $       --  $       --
===========   =============  ===========    =========    ==========   ==========  ==========
$        --   $          --  $        --    $      --    $       --   $       --  $       --
===========   =============  ===========    =========    ==========   ==========  ==========

                 See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Year Ended December 31, 1998

                               Asia      Small Cap
                              Growth       Growth      Capital      Investors
                               Fund        Fund*         Fund          Fund
--------------------------------------------------------------------------------
Operations:
Net investment income
 (loss)...................  $   169,293  $  (27,601) $  1,882,174  $  7,859,877
Net realized gain (loss)
 on investments, options,
 and foreign currency
 transactions.............   (6,576,500)   (319,961)   23,114,686    96,281,183
Net change in unrealized
 appreciation
 (depreciation) on
 investments, options,
 foreign currency
 transactions and other
 assets...................    2,818,104   1,581,980    19,906,306     2,173,574
                            -----------  ----------  ------------  ------------
Net increase (decrease) in
 net assets from
 operations...............   (3,589,103)  1,234,418    44,903,166   106,314,634
                            -----------  ----------  ------------  ------------
Dividends and
 distributions to
 shareholders:
Dividends from net
 investment income:
 Class A..................           --          --       (82,363)     (413,310)
 Class B..................           --          --       (81,122)      (71,629)
 Class 2**................           --          --       (11,323)      (16,584)
 Class O..................           --          --    (2,060,387)   (6,464,870)
                            -----------  ----------  ------------  ------------
                                     --          --    (2,235,195)   (6,966,393)
                            -----------  ----------  ------------  ------------
Distributions from net
 realized gains:
 Class A..................           --          --    (1,159,784)   (4,688,397)
 Class B..................           --          --    (1,699,286)   (6,167,024)
 Class 2**................           --          --      (593,655)   (1,474,663)
 Class O..................           --          --   (22,878,630)  (56,285,327)
                            -----------  ----------  ------------  ------------
                                     --          --   (26,331,355)  (68,615,411)
                            -----------  ----------  ------------  ------------
Net Fund capital share
 transactions:
 Class A..................     (691,859)  2,727,368     5,270,456    (7,968,512)
 Class B..................    1,041,682   3,333,455    17,756,211    23,919,289
 Class 2**................    1,012,676   1,240,779     3,733,533     5,567,065
 Class O..................    1,229,074      57,510     4,700,584    15,494,322
                            -----------  ----------  ------------  ------------
 Net increase (decrease)
  in net assets from share
  transactions............    2,591,573   7,359,112    31,460,784    37,012,164
                            -----------  ----------  ------------  ------------
Net increase (decrease) in
 net assets...............     (997,530)  8,593,530    47,797,400    67,744,994
Net assets:
 Beginning of period......   14,282,885          --   187,263,797   726,992,851
                            -----------  ----------  ------------  ------------
 End of period (a)........  $13,285,355  $8,593,530  $235,061,197  $794,737,845
                            ===========  ==========  ============  ============
(a)Including undistributed
  net investment income
  (or distributions in
  excess of net investment
  income) of:.............  $   (48,614) $       --  $     25,504  $    122,469
                            ===========  ==========  ============  ============

 *Fund's commencement of investment operations was July 1, 1998.
**Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
                 See accompanying notes to financial statements

                                               National       U.S.        New York         Cash
    Total        High Yield    Strategic     Intermediate  Government     Municipal     Management
 Return Fund     Bond Fund     Bond Fund    Municipal Fund Income Fund   Money Fund        Fund
----------------------------------------------------------------------------------------------------
 $  7,144,769   $ 55,484,781  $  6,793,836   $   661,427   $   951,556  $   7,872,626  $  2,091,496
    3,663,439    (35,163,319)   (2,517,889)      (34,108)      333,975          3,684          (532)
   (1,563,026)   (73,233,409)   (4,180,390)       59,675       106,877             --            --
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
    9,245,182    (52,911,947)       95,557       686,994     1,392,408      7,876,310     2,090,964
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   (2,275,911)   (16,414,857)   (1,663,221)      (81,014)     (183,191)      (158,399)     (953,200)
   (3,820,560)   (31,056,649)   (4,237,201)      (72,058)     (315,221)          (832)     (412,425)
     (976,934)    (7,941,020)   (1,751,086)      (52,570)      (97,938)        (2,495)      (91,461)
      (67,601)      (510,835)      (41,281)     (487,216)     (426,102)    (7,710,900)     (634,410)
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   (7,141,006)   (55,923,361)   (7,692,789)     (692,858)   (1,022,452)    (7,872,626)   (2,091,496)
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   (1,142,996)            --       (29,978)           --       (61,928)            --            --
   (2,588,259)            --       (86,653)           --      (142,879)            --            --
     (666,092)            --       (35,465)           --       (42,559)            --            --
      (33,012)            --          (578)           --       (63,299)            --            --
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   (4,430,359)            --      (152,674)           --      (310,665)            --            --
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   (1,261,116)     6,251,166     6,383,755     1,481,363     5,430,493      1,563,762     8,546,598
   34,663,618     59,400,952    24,350,095     1,467,124    12,828,790             --    13,222,289
    8,949,932     27,003,294     8,947,616     1,776,244     3,980,309        127,810       934,395
      327,879      7,283,473      (123,980)   (3,068,566)   (6,350,060)  (109,838,271)  (11,805,149)
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   42,680,313     99,938,885    39,557,486     1,656,165    15,889,532   (108,146,699)   10,898,133
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
   40,354,130     (8,896,423)   31,807,580     1,650,301    15,948,823   (108,143,015)   10,897,601
  162,885,703    577,820,391    85,940,026    14,158,287    14,154,865    309,276,853    44,075,688
 ------------   ------------  ------------   -----------   -----------  -------------  ------------
 $203,239,833   $568,923,968  $117,747,606   $15,808,588   $30,103,688  $ 201,133,838  $ 54,973,289
 ============   ============  ============   ===========   ===========  =============  ============
 $    150,615   $   (813,886) $   (925,830)  $   (31,431)  $   (50,677) $          --  $         --
 ============   ============  ============   ===========   ===========  =============  ============

                 See accompanying notes to financial statements

Statements of Changes in Net Assets
For the Year Ended December 31, 1997

                                          Asia        Capital      Investors
                                       Growth Fund      Fund          Fund
-------------------------------------------------------------------------------
Operations:
Net investment income (loss).........  $   (12,780) $    387,192  $  6,928,901
Net realized gain (loss) on
 investments, options, and foreign
 currency transactions...............   (3,746,816)   34,136,203    86,488,758
Net change in unrealized appreciation
 (depreciation) on investments,
 foreign currency transactions and
 other assets........................   (2,160,805)    4,077,726    55,513,413
                                       -----------  ------------  ------------
Net increase (decrease) in net assets
 from operations.....................   (5,920,401)   38,601,121   148,931,072
                                       -----------  ------------  ------------
Dividends and distributions to
 shareholders:
Dividends from net investment income:
 Class A.............................      (11,004)           --      (394,641)
 Class B.............................         (924)           --      (127,662)
 Class 2**...........................         (213)           --       (31,038)
 Class O.............................         (478)           --    (6,411,465)
                                       -----------  ------------  ------------
                                           (12,619)           --    (6,964,806)
                                       -----------  ------------  ------------
Dividends in excess of net investment
 income:
 Class A.............................           --            --            --
 Class B.............................           --            --            --
 Class 2**...........................           --            --            --
 Class O.............................           --            --            --
                                       -----------  ------------  ------------
                                                --            --            --
                                       -----------  ------------  ------------
Distributions from net realized
 gains:
 Class A.............................     (104,353)     (718,602)   (5,343,337)
 Class B.............................      (89,299)     (465,526)   (4,567,031)
 Class 2**...........................      (11,184)     (273,465)   (1,068,601)
 Class O.............................       (4,097)  (27,201,307)  (63,545,388)
                                       -----------  ------------  ------------
                                          (208,933)  (28,658,900)  (74,524,357)
                                       -----------  ------------  ------------
Net Fund capital share transactions:
 Class A.............................    5,542,052     5,435,106    44,549,064
 Class B.............................    5,069,723     3,847,103    38,690,707
 Class 2**...........................    2,131,854     2,353,927     9,264,215
 Class O.............................      455,841    29,050,070    26,389,130
                                       -----------  ------------  ------------
 Net increase in net assets from
  share transactions.................   13,199,470    40,686,206   118,893,116
                                       -----------  ------------  ------------
Net increase in net assets...........    7,057,517    50,628,427   186,335,025
Net assets:
 Beginning of year...................    7,225,368   136,635,370   540,657,826
                                       -----------  ------------  ------------
 End of year (a).....................  $14,282,885  $187,263,797  $726,992,851
                                       ===========  ============  ============
(a) Including undistributed net
  investment income (or distributions
  in excess of net investment income
  of): ..............................  $       191  $    385,558  $    164,292
                                       ===========  ============  ============

** Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
                 See accompanying notes to financial statements

                                             National       U.S.        New York       Cash
    Total       High Yield    Strategic    Intermediate  Government    Municipal    Management
 Return Fund    Bond Fund     Bond Fund   Municipal Fund Income Fund   Money Fund      Fund
------------------------------------------------------------------------------------------------
 $  4,062,152  $ 31,253,132  $ 3,650,788   $   601,238   $   748,817  $  8,313,827  $ 1,548,291
    4,262,532     8,465,196    1,712,925        (2,529)       63,896       (13,552)         (76)
    8,999,845       969,040      373,007       371,912       181,947            --           --
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
   17,324,529    40,687,368    5,736,720       970,621       994,660     8,300,275    1,548,215
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
  (1,558,218)   (10,420,856)  (1,143,614)      (37,285)      (71,481)      (79,283)    (569,373)
  (1,977,475)   (17,332,825)  (2,042,725)      (38,708)      (75,368)       (1,701)    (189,375)
    (392,855)    (3,341,225)    (771,855)      (19,762)      (20,511)         (849)     (66,693)
     (40,279)      (158,226)     (42,923)     (507,057)     (522,724)   (8,231,994)    (722,850)
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
  (3,968,827)   (31,253,132)  (4,001,117)     (602,812)     (690,084)   (8,313,827)  (1,548,291)
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
           --       (48,331)          --          (417)           --            --           --
           --       (80,388)          --          (432)           --            --           --
           --       (15,496)          --          (221)           --            --           --
           --          (734)          --        (5,664)           --            --           --
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
           --      (144,949)          --        (6,734)           --            --           --
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
  (1,198,304)    (2,590,594)    (271,871)         (526)      (13,129)           --           --
  (2,114,495)    (4,997,854)    (720,497)         (603)      (22,138)           --           --
    (465,720)    (1,121,874)    (300,522)         (380)       (6,321)           --           --
     (31,374)       (35,848)      (9,827)       (7,141)      (91,288)           --           --
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
  (3,809,893)    (8,746,170)  (1,302,717)       (8,650)     (132,876)           --           --
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
   28,181,302   103,283,278    8,671,695       340,899       115,262     3,448,121   10,071,260
   54,654,942   222,507,647   33,410,343       567,070     1,240,773            --      231,259
   16,777,707    62,616,274   15,575,013        33,963       324,948            --    1,371,294
      917,192     1,971,786   (3,177,357)    1,211,479        51,765    31,698,249    5,646,570
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
  100,531,143   390,378,985   54,479,694     2,153,411     1,732,748    35,146,370   17,320,383
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
  110,076,952   390,922,102   54,912,580     2,505,836     1,904,448    35,132,818   17,320,307
   52,808,751   186,898,289   31,027,446    11,652,451    12,250,417   274,144,035   26,755,381
 ------------  ------------  -----------   -----------   -----------  ------------  -----------
 $162,885,703  $577,820,391  $85,940,026   $14,158,287   $14,154,865  $309,276,853  $44,075,688
 ============  ============  ===========   ===========   ===========  ============  ===========
 $    127,947  $         --  $   (57,860)  $        --   $        --  $         --  $        --
 ============  ============  ===========   ===========   ===========  ============  ===========

                 See accompanying notes to financial statements

Statements of Cash Flows
For the Year Ended December 31, 1998

                                                                       U.S.
                                                      Strategic     Government
                                                      Bond Fund    Income Fund
--------------------------------------------------------------------------------
Increase (Decrease) in Cash
Cash flows Used by Operating Activities:
 Net Purchase of short-term portfolio
  investments.....................................  $  (7,968,000) $ (2,903,000)
 Purchases of long-term portfolio investments.....   (147,586,773)  (44,467,701)
 Proceeds from disposition of long-term portfolio
  investments and principal paydowns..............    118,388,749    31,984,854
                                                    -------------  ------------
                                                      (37,166,024)  (15,385,847)
 Net investment income............................      6,793,836       951,556
 Net amortization of premium/discount on
  investments.....................................       (697,408)       15,308
 Amortization of organization expenses............         29,550        24,170
 Net change is receivables/payables related to
  operations......................................     (1,093,767)      (91,855)
                                                    -------------  ------------
 Net cash flows used by operating activities......    (32,133,813)  (14,486,668)
                                                    -------------  ------------
Cash flows Provided by Financing Activities:
 Proceeds from shares sold........................     62,891,335    29,728,690
 Payments on shares redeemed......................    (26,945,274)  (14,422,758)
 Cash dividends and distributions paid............     (3,812,719)     (819,823)
                                                    -------------  ------------
 Net cash flows provided by financing activities..     32,133,342    14,486,109
                                                    -------------  ------------
Net decrease in cash..............................           (471)         (559)
Cash at beginning of year.........................            319           846
                                                    -------------  ------------
Cash (Payable to custodian) at end of year........  $        (152) $        287
                                                    =============  ============

                 See accompanying notes to financial statements

Notes to Financial Statements
1. Organization and Significant Accounting Policies

The Salomon Brothers Investment Series (the "Investment Series") consists of certain portfolios of the Salomon Brothers Series Funds Inc (the "Series Funds"), as indicated below, the Salomon Brothers Investors Fund Inc (the "Investors Fund") and the Salomon Brothers Capital Fund Inc (the "Capital Fund"). The Series Funds were incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operate as a series company comprised of ten portfolios: Salomon Brothers Asia Growth Fund (the "Asia Growth Fund"), Salomon Brothers Small Cap Growth Fund (the "Small Cap Growth Fund"), Salomon Brothers Total Return Fund (the "Total Return Fund"), Salomon Brothers High Yield Bond Fund (the "High Yield Bond Fund"), Salomon Brothers Strategic Bond Fund (the "Strategic Bond Fund"), Salomon Brothers National Intermediate Municipal Fund (the "National Intermediate Municipal Fund"), Salomon Brothers U.S. Government Income Fund (the "U.S. Government Income Fund"), Salomon Brothers New York Municipal Money Market Fund (the "New York Municipal Money Fund"), Salomon Brothers Cash Management Fund (the "Cash Management Fund"), and Salomon Brothers Institutional Money Market Fund (the "Institutional Money Market Fund"). Separate financial statements are prepared for the Institutional Money Market Fund which is not part of the Investment Series. All of the other portfolios of the Series Funds are included in the Investment Series, which also includes the Investors Fund, a diversified open-end management investment company incorporated in Maryland on April 2, 1958 and the Capital Fund, a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Investment Series operates under a multiple class pricing structure, with each portfolio of the Investment Series (individually, a "Fund") offering Class A, Class B, Class 2, and Class O shares, each with their own expense structure. Each Fund has a specific investment objective: the Cash Management Fund's objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal; the New York Municipal Money Fund's objective is to seek as high a level of current income exempt from Federal income taxes, New York State and New York City personal income taxes consistent with liquidity and the stability of principal; the National Intermediate Municipal Fund's objective is to seek a high level of current income which is exempt from regular federal income taxes; the U.S. Government Income Fund's objective is to seek a high level of current income; the High Yield Bond Fund's primary objective is to maximize current income; the Strategic Bond Fund's primary objective is to seek a high level of current income; the Total Return Fund's primary objective is to obtain above-average income (compared to a portfolio entirely invested in equity securities); the Asia Growth Fund's objective is to seek long-term capital appreciation; the Small Cap Growth Fund seeks to obtain long-term growth of capital; the Investors Fund's primary objective is to seek long-term growth of capital; the Capital Fund's objective is to seek capital appreciation through investments primarily in common stock, or securities convertible into common stocks, which are believed to have above average price appreciation potential.

Certain costs incurred in connection with each Fund's organization, which were payable to Salomon Brothers Asset Management Inc ("SBAM"), have been deferred and are being amortized by the Funds over a 60 month period from the date each Fund commenced investment operations. A summary of those expenditures that remain as of December 31, 1998 for each Fund is as follows:

Fund                                         Expiration of Amortization Amount
-------------------------------------------------------------------------------
Asia Growth Fund............................             May 2001       $52,755
Total Return Fund...........................       September 2000       $32,435
High Yield Bond Fund........................        February 2000       $33,718
Strategic Bond Fund.........................        February 2000       $33,843
National Intermediate Municipal Fund........        February 2000       $26,740
U.S. Government Income Fund.................        February 2000       $27,684

The following is a summary of significant accounting policies followed by the Investment Series in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

Notes to Financial Statements
(continued)

 (a) Investment Valuation. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and asked price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and asked price. Debt securities are valued by using either market quotations or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Publicly traded sovereign bonds are typically traded internationally on the over-the-counter market and are valued at the mean of the last current bid and asked price as of the close of business of that market. Short-term securities with less than 60 days remaining to maturity when acquired by a Fund are valued at amortized cost which approximates market value. If a Fund, other than the New York Municipal Money Fund and Cash Management Fund, acquires such securities with more than 60 days remaining to maturity, they are valued at current market value, until the 60th day prior to maturity, and are then valued on an amortized cost basis.

 Portfolio securities for the New York Municipal Money Fund and the Cash Management Fund are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value.

 Prior governmental approval for foreign investments may be required under certain circumstances in some emerging market countries, and the extent of foreign investment in domestic companies may be subject to limitation in other emerging market countries. Foreign ownership limitations also may be imposed by the charters of individual companies in emerging market countries to prevent, among other things, violation of foreign investment limitations. As a result, an additional class of shares (identified as "Foreign Shares" in the Portfolio of Investments) may be created and offered for investment by such companies. The "local" and "foreign" shares' market values may differ.

 Foreign securities quoted in a foreign currency are translated into U.S. dollars using exchange rates at approximately 2:30 p.m. Eastern time (and at approximately 12:30 p.m. for the Asia Growth Fund), or at such other rates as SBAM may determine to be appropriate in computing net asset value.

 Securities for which reliable quotations or prices from pricing services are not readily available (as may be the case for securities of limited marketability) and all other assets are valued at their respective fair value as determined in good faith by, or under procedures established by, the Board of Directors.

 (b) Futures Contracts. The Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, and National Intermediate Municipal Fund may enter into futures contracts, which involves paying or receiving variation margin, which will be recorded as unrealized gain or loss until the contract is closed. When the contract is closed, a realized gain or loss is recognized. Outstanding contracts may involve elements of market risk in excess of amounts reported in the financial statements.

 (c) Option Contracts. When a Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund exercises an option or enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option.

 (d) Mortgage Rolls. The Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund may enter into mortgage "dollar rolls" in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. The Fund

Notes to Financial Statements
(continued)
is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average daily balance of dollar rolls outstanding during the year ended December 31, 1998 was approximately $10,989,000, $24,904,000, and $2,670,000 for the Total Return Fund, Strategic
Bond Fund, and U.S. Government Income Fund, respectively.

 (e) Repurchase Agreements. When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

 (f) Reverse Repurchase Agreements. Certain Funds may enter into reverse repurchase agreements in which a Fund sells portfolio securities and agrees to repurchase them from the buyer at a particular date and price. Whenever a Fund enters into a reverse repurchase agreement, the custodian delivers liquid assets in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and subsequently monitors the account to ensure that such equivalent value is maintained. A Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by a Fund. Transactions in reverse repurchase agreements for the Funds during the year ended December 31, 1998 were as follows:

                                             Average     Weighted      Maximum
                                              Daily       Average      Amount
Fund                                         Balance   Interest Rate Outstanding
--------------------------------------------------------------------------------
Total Return Fund.......................... $3,295,758     4.15%     $6,281,063
Strategic Bond Fund........................  1,783,301     2.62%      5,302,500
U.S. Government Income Fund................  2,787,901     3.50%      5,431,250

 (g) Foreign Currency Translation. The accounting records of each Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities of the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange each day. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statements of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

 (h) Forward Foreign Currency Contracts. The Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund may enter into forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished or offset.

 (i) Loan Participations. The Total Return Fund, High Yield Bond Fund, and Strategic Bond Fund may invest in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lender"). The market values of the High Yield Bond Fund and the Strategic Bond Fund's loan participations at December 31, 1998 were $19,785,454 and $2,560,000, respectively.

Notes to Financial Statements
(continued)

 (j) Federal Income Taxes. Each Fund has complied with the requirements of the Internal Revenue Code applicable to regulated investment companies and distributed all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required for such Funds.

 (k) Dividends and Distributions to Shareholders. Dividends from net investment income on the shares of each of the Funds (except the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, and Investors Fund) are declared each business day to shareholders of record that day, and are paid on the last business day of the month. Dividends from net investment income for the Asia Growth Fund, Small Cap Growth Fund, and the Capital Fund are declared on an annual basis. Dividends from net investment income for the Investors Fund are declared on a quarterly basis. Distributions of net realized gains to shareholders of each Fund, if any, are declared at least annually. Dividends and distributions to shareholders of each Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from generally accepted accounting principles due primarily to differences in the treatment of foreign currency gains/losses, deferral of wash sales, and post-October losses incurred by each Fund. Permanent book/tax differences are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassifications.

 (l) Class Accounting. Investment income, common expenses and gain (loss) on investments are allocated to the various classes of a Fund on the basis of daily net assets of each class. Distribution and shareholder servicing fees relating to a specific class are charged directly to that class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

 (m) Expenses. Direct expenses are charged to the Fund that incurred them, and general expenses of the Investment Series are allocated to the Funds based on each Fund's relative net assets.

 (n) Other. Investment transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date (except for the Asia Growth Fund, where certain dividends may be recorded as soon as the Fund is informed of such dividends). Interest income, including the accretion of discounts or amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis. Net investment income (other than distribution fees), unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of each class's net assets to the Fund's total net assets.

 (o) Cash Flow Information. Statement of Financial Accounting Standards Number 102 generally exempts entities such as the Funds from reporting a Statement of Cash Flows. However, the amount and nature of certain activities entered into by the Total Return Fund, Strategic Bond Fund, and U.S. Government Income Fund may be considered financing arrangements, which may require the presentation of a Statement of Cash Flows. General investing and operating activities of the Funds are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments are presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing discounts or premiums on debt obligations.

2. Management Fee and Other Agreements

Each Fund retains SBAM, a wholly owned subsidiary of Salomon Brothers Holding Company, Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), to act as investment manager of each Fund, subject to the super-vision by the Board of Directors of each Fund. Each management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreements was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment man-ager, with and into SSBH, which occurred on November 28, 1997. SBAM furnishes the Investment Series with office space and certain services and facilities re-quired

Notes to Financial Statements
(continued)
for conducting the business of the Investment Series and pays the compensation of its officers. The management fee for these services for each Fund (except the Capital Fund and Investors Fund) is payable monthly and is based on the following annual percentages of each Fund's average daily net assets: .80% for the Asia Growth Fund and Small Cap Growth Fund, .55% for the Total Return Fund,
 .75% for the High Yield Bond Fund and Strategic Bond Fund, .50% for the Na-tional Intermediate Municipal Fund, .60% for the U.S. Government Income Fund,
 .20% for the New York Municipal Money Fund and Cash Management Fund. The man-agement fee for the Capital Fund is payable monthly and is based on the follow-ing annual percentages of the Fund's average daily net assets: first $100 mil-lion-1%; next $100 million-.75%; next $200 million-.625%; excess over $400 mil-lion-.50%. SBAM Limited, an affiliate of SBAM, provides certain advisory serv-ices to SBAM for the benefit of the Strategic Bond Fund, as well as, certain administrative services for the Asia Growth Fund. SBAM Limited is compensated by SBAM at no additional expense to the Strategic Bond Fund and Asia Growth Fund. SBAM has retained Salomon Brothers Asia Pacific Limited ("SBAM AP"), an affiliate of SBAM, to act as sub-advisor to the Asia Growth Fund. SBAM AP is compensated by SBAM at no additional expense to the Asia Growth Fund.

The Investors Fund pays SBAM a base fee subject to an increase or decrease de-pending on the extent, if any, to which the investment performance of the In-vestors Fund exceeds or is exceeded by the investment record of the Standard & Poor's 500 Index of Composite Stocks ("S&P 500 Index"). The base fee is paid quarterly based on the following annual rates:

Average Daily Net Assets                                        Annual Fee Rate
-------------------------------------------------------------------------------
First $350 million.............................................      .650%
Next $150 million..............................................      .550%
Next $250 million..............................................      .525%
Next $250 million..............................................      .500%
Over $1 billion................................................      .450%

The performance adjustment is paid quarterly based on a rolling one year peri-od. A performance adjustment will only be made after the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. For each percentage point by which the investment performance of the Investors Fund exceeds or is exceeded by the investment record of the S&P 500 Index, the base fee will be adjusted upward or downward by .01% (annualized). The maximum annual adjustment is .10% which would occur if the Investors Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. For the rolling one year periods ended March 31, 1998, June 30, 1998, September 30, 1998, and December 31, 1998, the S&P 500 Index exceeded the Investors Fund's performance by ap-proximately 9%, 8%, 11%, and 14%, respectively. As a result, base management fees were decreased, in aggregate, by $688,885 for the year ended December 31, 1998.

For the year ended December 31, 1998, SBAM waived management fees of $118,451, $22,970, $642,186, $486,909, $198,435, $76,542, $117,976, and $49,237 for the
Asia Growth Fund, Small Cap Growth Fund, Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Govern-ment Income Fund, and Cash Management Fund, respectively, and voluntarily ab-sorbed expenses of $259,926, $64,152, and $36,217 for the Asia Growth Fund, Na-tional Intermediate Municipal Fund, and U.S. Government Income Fund, respec-tively.

Investors Bank & Trust Company served as custodian and administrator for each Fund until December 31, 1998, which included performing certain administrative services in connection with the operation of each Fund. Effective January 1, 1999, SBAM assumed the responsibilities of administrator for each Fund and del-egated that responsibility to Mutual Management Corp., an affiliate of SBAM. Also effective January 1, 1999, PNC Bank assumed responsibilities of custodian for each Fund, except the Asia Growth Fund, for which Chase Manhattan Bank, N.A. serves as custodian.

Each Fund has an agreement with CFBDS, Inc. to distribute its shares pursuant to a multiple pricing system. Prior to September 1, 1998, each Fund had an agreement with Salomon Smith Barney Inc ("SSB"), an affiliate of the Investment Advisor, to distribute its shares. Each class (except for Class O) of each Fund (except for the New York Municipal Money Fund and Cash

Notes to Financial Statements
(continued)
Management Fund) is authorized pursuant to a services and distribution plan ap-plicable to that class of shares (the "Class A Plan," the "Class B Plan," and the "Class 2 Plan," collectively, the "Plans") adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"), to pay the distributor an annual service fee with respect to Class A, Class B, and Class 2 shares of the applicable Funds at the rate of .25% of the value of the average daily net assets of the respective class. The distributor is also paid an annual distribution fee with respect to Class B and Class 2 shares of each Fund (except for the New York Municipal Money Fund and Cash Management Fund) at the rate of .75% of the value of the average daily net assets of the respective class of the Asia Growth Fund, Small Cap Growth Fund, Capital Fund, Investors Fund, and Total Return Fund and .50% for the High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, and U.S. Government Income Fund. Class O shares are not subject to a services and distribution plan fee. Effective September 14, 1998, Class C shares of each Fund have been renamed Class 2 shares.

Brokerage commissions of $2,074, $28,068, $90,618, and $4,080 were paid by the Small Cap Growth Fund, Capital Fund, Investors Fund, and Total Return Fund, re-spectively, to SSB. Brokerage commissions of $141 were paid by the Asia Growth Fund to Salomon Brothers International.

SSB received $360,728 as its portion of the front-end sales charge on sales of Class A and Class 2 shares of the Funds during the year ended December 31, 1998. In addition, contingent deferred sales charges of $2,515,100 were paid to SSB in connection with redemptions of certain Class B and Class 2 shares of the Funds during the year ended December 31, 1998.

3. Capital Stock

At December 31, 1998, the Series Funds had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Small Cap Growth Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, U.S. Government Income Fund, New York Municipal Money Fund, and Cash Man-agement Fund, each had 1,000,000,000 shares authorized. The Asia Growth Fund and Total Return Fund had 1,000,000,008 and 999,999,992 shares authorized, re-spectively. The Investors Fund had 50,000,000 shares of authorized capital stock, par value $1.00 per share. The Capital Fund had 25,000,000 shares of au-thorized capital stock, par value $.001 per share. Transactions in Fund shares for the periods indicated were as follows:

                      [This page intentionally left blank]

Notes to Financial Statements
(continued)

                                        Class A                                               Class B
                   ----------------------------------------------------------------------------------------------------------
                          Year Ended                  Year Ended                 Year Ended                Year Ended
                       December 31, 1998          December 31, 1997          December 31, 1998          December 31, 1997
                   ----------------------------------------------------------------------------------------------------------
                      Shares        Amount       Shares        Amount       Shares        Amount       Shares       Amount
------------------------------------------------------------------------------------------------------------------------------
Asia Growth Fund
 Sold............       644,747  $  4,589,532      784,262  $  8,043,748      551,800  $  3,774,829     587,102  $  6,015,329
 Issued as
  reinvestment...            --            --        4,663        47,952           --            --       2,762        28,865
 Redeemed........      (838,184)   (5,281,391)    (279,337)   (2,549,648)    (504,342)   (2,733,147)   (125,319)     (974,471)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....      (193,437) $   (691,859)     509,588  $  5,542,052       47,458  $  1,041,682     464,545  $  5,069,723
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
Small Cap Growth
 Fund *
 Sold............       329,207  $  3,219,491           --            --      362,365  $  3,593,593          --            --
 Issued as
  reinvestment...            --            --           --            --           --            --          --            --
 Redeemed........       (52,616)     (492,123)          --            --      (29,018)     (260,138)         --            --
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase....       276,591  $  2,727,368           --            --      333,347  $  3,333,455          --            --
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
Capital Fund
 Sold............     1,503,276  $ 33,851,010      244,014  $  5,395,246      793,021  $ 17,537,460     170,314  $  3,845,395
 Issued as
  reinvestment...        52,857     1,157,551       32,960       686,354       73,532     1,587,598      20,010       414,792
 Redeemed........    (1,321,984)  (29,738,105)     (29,990)     (646,494)     (63,204)   (1,368,847)    (19,507)     (413,084)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase....       234,149  $  5,270,456      246,984  $  5,435,106      803,349  $ 17,756,211     170,817  $  3,847,103
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
Investors Fund
 Sold............     3,918,021  $ 86,842,842    2,135,627  $ 44,955,334    1,420,194  $ 31,363,902   1,807,337  $ 37,583,157
 Issued as
  reinvestment...       221,667     4,765,235      270,764     5,490,289      257,589     5,451,926     210,840     4,248,456
 Redeemed........    (4,532,732)  (99,576,589)    (278,167)   (5,896,559)    (611,446)  (12,896,539)   (147,459)   (3,140,906)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....      (393,044) $ (7,968,512)   2,128,224  $ 44,549,064    1,066,337  $ 23,919,289   1,870,718  $ 38,690,707
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
Total Return Fund
 Sold............     1,507,893  $ 20,207,179    2,997,984  $ 37,786,536    3,408,556  $ 45,832,192   4,353,173  $ 55,268,487
 Issued as
  reinvestment...       220,181     2,903,310      186,260     2,398,523      415,586     5,451,096     278,060     3,583,557
 Redeemed........    (1,840,113)  (24,371,605)    (932,424)  (12,003,757)  (1,259,486)  (16,619,670)   (329,620)   (4,197,102)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....      (112,039) $ (1,261,116)   2,251,820  $ 28,181,302    2,564,656  $ 34,663,618   4,301,613  $ 54,654,942
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
High Yield Bond
 Fund
 Sold............     5,453,828  $ 60,936,254   10,472,612  $123,618,211   10,284,730  $114,127,638  19,202,042  $226,221,650
 Issued as
  reinvestment...       734,112     7,956,369      649,010     7,635,569    1,090,461    11,729,053     858,730    10,077,323
 Redeemed........    (5,901,066)  (62,641,457)  (2,381,823)  (27,970,502)  (6,318,633)  (66,455,739) (1,171,254)  (13,791,326)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase....       286,874  $  6,251,166    8,739,799  $103,283,278    5,056,558  $ 59,400,952  18,889,518  $222,507,647
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
Strategic Bond
 Fund
 Sold............     1,594,029  $ 17,125,194    1,926,700  $ 21,016,666    2,937,984  $ 31,093,340   3,148,600  $ 34,351,577
 Issued as
  reinvestment...        98,183     1,033,922       96,880     1,053,971      176,786     1,857,031     121,076     1,318,901
 Redeemed........    (1,099,747)  (11,775,361)  (1,227,233)  (13,398,942)    (823,217)   (8,600,276)   (206,869)   (2,260,135)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....       592,465  $  6,383,755      796,347  $  8,671,695    2,291,553  $ 24,350,095   3,062,807  $ 33,410,343
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
National
Intermediate
Municipal Fund
 Sold............       188,013  $  1,990,996       38,594  $    401,849      195,942  $  2,067,496      58,555  $    610,666
 Issued as
  reinvestment...         4,426        46,941        1,526        15,575        2,464        26,046       1,136        11,852
 Redeemed........       (52,697)     (556,574)      (7,300)      (76,525)     (59,428)     (626,418)     (5,312)      (55,448)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....       139,742  $  1,481,363       32,820  $    340,899      138,978  $  1,467,124      54,379  $    567,070
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
U.S. Government
Income Fund
 Sold............       673,099  $  6,949,956      103,116  $  1,042,851    1,646,527  $ 17,017,347     186,691  $  1,894,446
 Issued as
  reinvestment...        19,256       198,504        4,667        46,772       25,167       259,639       3,100        31,486
 Redeemed........      (165,930)   (1,717,967)     (96,345)     (974,361)    (431,004)   (4,448,196)    (67,468)     (685,159)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....       526,425  $  5,430,493       11,438  $    115,262    1,240,690  $ 12,828,790     122,323  $  1,240,773
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
New York
Municipal Money
Fund
 Sold............     2,564,333  $  2,564,333    4,315,593  $  4,315,593       17,300  $     17,300     171,196  $    171,196
 Issued as
  reinvestment...       157,513       157,513       78,317        78,317           --            --         823           823
 Redeemed........    (1,158,084)   (1,158,084)    (945,789)     (945,789)     (17,300)      (17,300)   (172,019)     (172,019)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....     1,563,762  $  1,563,762    3,448,121  $  3,448,121           --  $         --          --  $         --
                   ============  ============  ===========  ============  ===========  ============  ==========  ============
Cash Management
 Fund
 Sold............   281,743,858  $281,743,858   49,364,779  $ 49,364,779   27,061,219  $ 27,061,219   7,072,814  $  7,072,814
 Issued as
  reinvestment...       170,004       170,004      107,866       107,866       87,138        87,138       3,490         3,490
 Redeemed........  (273,367,264) (273,367,264) (39,401,385)  (39,401,385) (13,926,068)  (13,926,068) (6,845,045)   (6,845,045)
                   ------------  ------------  -----------  ------------  -----------  ------------  ----------  ------------
 Net increase
  (decrease).....     8,546,598  $  8,546,598   10,071,260  $ 10,071,260   13,222,289  $ 13,222,289     231,259  $    231,259
                   ============  ============  ===========  ============  ===========  ============  ==========  ============

 * Fund's commencement of investment operations was July 1, 1998.
** Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

                   Class 2**                                               Class O
------------------------------------------------------------------------------------------------------------
      Year Ended                 Year Ended                  Year Ended                  Year Ended
   December 31, 1998          December 31, 1997          December 31, 1998            December 31, 1997
------------------------------------------------------------------------------------------------------------
  Shares        Amount       Shares       Amount        Shares        Amount         Shares        Amount
-------------------------------------------------------------------------------------------------------------
    401,276   $ 2,652,216      217,343  $ 2,305,240       181,197  $   1,408,335        52,094  $    522,908
         --            --          922        9,436            --             --           126         1,288
   (265,260)   (1,639,540)     (21,244)    (182,822)      (29,140)      (179,261)       (9,331)      (68,355)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    136,016   $ 1,012,676      197,021  $ 2,131,854       152,057  $   1,229,074        42,889  $    455,841
===========   ===========  ===========  ===========  ============  =============  ============  ============
    148,804   $ 1,458,618           --           --         5,754  $      57,510            --            --
         --            --           --           --            --             --            --            --
    (21,550)     (217,839)          --           --            --             --            --            --
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    127,254   $ 1,240,779           --           --         5,754  $      57,510            --            --
===========   ===========  ===========  ===========  ============  =============  ============  ============
    171,556   $ 3,829,304      109,650  $ 2,436,155       990,632  $  22,168,730     1,515,840  $ 32,432,466
     24,764       534,936       11,358      235,649     1,080,852     23,882,788     1,233,042    25,695,916
    (29,054)     (630,707)     (14,069)    (317,877)   (1,853,841)   (41,350,934)   (1,324,112)  (29,078,312)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    167,266   $ 3,733,533      106,939  $ 2,353,927       217,643  $   4,700,584     1,424,770  $ 29,050,070
===========   ===========  ===========  ===========  ============  =============  ============  ============
    330,038   $ 7,292,396      439,633  $ 9,018,876       307,780  $   6,679,710       327,714  $  6,684,983
     65,256     1,380,833       52,227    1,051,559     2,267,226     48,705,092     2,676,551    54,132,073
   (144,455)   (3,106,164)     (38,639)    (806,220)   (1,843,864)   (39,890,480)   (1,648,238)  (34,427,926)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    250,839   $ 5,567,065      453,221  $ 9,264,215       731,142  $  15,494,322     1,356,027  $ 26,389,130
===========   ===========  ===========  ===========  ============  =============  ============  ============
  1,074,705   $14,613,070    1,375,162  $17,585,566        43,871  $     599,177        71,228  $    868,205
    105,246     1,384,093       57,799      748,828         7,575        100,024         5,513        71,451
   (536,707)   (7,047,231)    (120,112)  (1,556,687)      (28,787)      (371,322)       (1,766)      (22,464)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    643,244   $ 8,949,932    1,312,849  $16,777,707        22,659  $     327,879        74,975  $    917,192
===========   ===========  ===========  ===========  ============  =============  ============  ============
  4,546,686   $50,429,921    5,448,642  $64,363,903       934,122  $   9,580,636       154,852  $  1,805,306
    370,671     3,977,004      239,406    2,811,246        40,734        416,226        16,452       193,506
 (2,632,675)  (27,403,631)    (386,476)  (4,558,875)     (274,809)    (2,713,389)       (2,315)      (27,026)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
  2,284,682   $27,003,294    5,301,572  $62,616,274       700,047  $   7,283,473       168,989  $  1,971,786
===========   ===========  ===========  ===========  ============  =============  ============  ============
  1,340,214   $14,176,621    1,482,086  $16,180,280        13,223  $     137,666        28,853  $    314,650
    110,406     1,160,601       70,686      770,915         3,136         33,030           807         9,043
   (615,411)   (6,389,606)    (126,672)  (1,376,182)      (26,791)      (294,676)     (323,232)   (3,501,050)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    835,209   $ 8,947,616    1,426,100  $15,575,013       (10,432) $    (123,980)     (293,572) $ (3,177,357)
===========   ===========  ===========  ===========  ============  =============  ============  ============
    253,512   $ 2,680,859        7,578  $    79,000        15,321  $     162,308       116,992  $  1,204,429
      3,398        35,947          948        9,844         6,105         64,696         3,593        37,613
    (88,826)     (940,562)      (5,227)     (54,881)     (310,943)    (3,295,570)       (2,962)      (30,563)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    168,084   $ 1,776,244        3,299  $    33,963      (289,517) $  (3,068,566)      117,623  $  1,211,479
===========   ===========  ===========  ===========  ============  =============  ============  ============
    543,986   $ 5,615,027       54,593  $   553,880        23,812  $     246,448         4,476  $     45,019
      8,609        88,646          815        8,233           986         10,158           674         6,756
   (167,603)   (1,723,364)     (23,641)    (237,165)     (638,311)    (6,606,666)           (1)          (10)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    384,992   $ 3,980,309       31,767  $   324,948      (613,513) $  (6,350,060)        5,149  $     51,765
===========   ===========  ===========  ===========  ============  =============  ============  ============
    127,765   $   127,765           --           --   161,711,975  $ 161,711,975   305,993,355  $305,993,355
         45            45           --           --     7,475,219      7,475,219     8,071,455     8,071,455
         --            --           --           --  (279,025,465)  (279,025,465) (282,366,561) (282,366,561)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    127,810   $   127,810           --           --  (109,838,271) $(109,838,271)   31,698,249  $ 31,698,249
===========   ===========  ===========  ===========  ============  =============  ============  ============
 24,803,143   $24,803,143   18,049,799  $18,049,799    34,908,151  $  34,908,151    84,489,946  $ 84,489,946
     28,384        28,384        9,406        9,406       339,651        339,651       471,121       471,121
(23,897,132)  (23,897,132) (16,687,911) (16,687,911)  (47,052,951)   (47,052,951)  (79,314,497)  (79,314,497)
-----------   -----------  -----------  -----------  ------------  -------------  ------------  ------------
    934,395   $   934,395    1,371,294  $ 1,371,294   (11,805,149) $ (11,805,149)    5,646,570  $  5,646,570
===========   ===========  ===========  ===========  ============  =============  ============  ============

Notes to Financial Statements
(continued)
At December 31, 1998, Salomon Brothers Holding Company Inc owned approximately the following percentages of total shares outstanding of the following Funds:

Small Cap Growth Fund.......................................................  37%
National Intermediate Municipal Fund........................................  42%
U.S. Government Income Fund.................................................  10%

4. Portfolio Activity

Cost of purchases and proceeds from sales of securities, excluding short-term obligations, for the year ended December 31, 1998, were as follows:

                                                       Purchases      Sales
                                                      ------------ ------------
Asia Growth Fund..................................... $ 60,011,986 $ 58,453,229
                                                      ============ ============
Small Cap Growth Fund ............................... $ 12,765,988 $  5,669,691
                                                      ============ ============
Capital Fund......................................... $280,902,248 $274,507,360
                                                      ============ ============
Investors Fund....................................... $529,266,612 $574,508,206
                                                      ============ ============
Total Return Fund:
 U.S. Government Securities.......................... $ 49,183,389 $ 42,507,986
 Other Investments...................................  110,477,181   73,623,633
                                                      ------------ ------------
                                                      $159,660,570 $116,131,619
                                                      ============ ============
High Yield Bond Fund................................. $528,829,971 $381,315,561
                                                      ============ ============
Strategic Bond Fund:
 U.S. Government Securities.......................... $ 41,833,642 $ 35,482,369
 Other Investments...................................  105,422,662   73,296,069
                                                      ------------ ------------
                                                      $147,256,304 $108,778,438
                                                      ============ ============
National Intermediate Municipal Fund................. $  2,177,872 $  1,174,632
                                                      ============ ============
U.S. Government Income Fund:
 U.S. Government Securities.......................... $ 46,024,922 $ 31,827,922
 Other Investments...................................      612,604           --
                                                      ------------ ------------
                                                      $ 46,637,526 $ 31,827,922
                                                      ============ ============

Transactions in options written for the Funds during the year ended December 31, 1998 were as follows:

                          Asia Growth Fund       Capital Fund         Investors Fund
                         ------------------  ---------------------  -------------------
                          Number              Number                 Number
                            of     Premiums     of      Premiums       of     Premiums
                         Contracts Received  Contracts  Received    Contracts Received
                         --------- --------  --------- -----------  --------- ---------
Options outstanding at
 December 31, 1997......     --          --       --            --      --           --
Options written.........    (43)   $(50,396)  (1,500)  $(1,145,283)   (520)   $(872,161)
Options terminated in
 closing purchase
 transactions...........      8      27,312    1,150     1,041,337      --           --
Options expired.........     34      22,324       --            --     520      872,161
Options exercised.......     --          --      350       103,946      --           --
                            ---    --------   ------   -----------    ----    ---------
Options outstanding at
 December 31, 1998......     (1)   $   (760)      --   $        --      --    $      --
                            ===    ========   ======   ===========    ====    =========

Notes to Financial Statements
(continued)
5. Portfolio Investment Risks

Credit and Market Risk. Funds that invest in high yield and emerging market instruments are subject to certain credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Funds' investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Funds. The Funds' investment in non-dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

The New York Municipal Money Fund and Cash Management Fund invest in money market instruments maturing in thirteen months or less whose short-term credit ratings are within the highest ratings categories of two nationally recognized statistical rating organizations ("NRSROs") or if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality. The New York Municipal Money Fund pursues its investment objective by investing at least 80% of its net assets in obligations that are exempt from Federal income taxes and at least 65% of its net assets in obligations that are exempt from personal income taxes of the State and City of New York. Because the New York Municipal Money Fund invests primarily in obligations of the State and City of New York, it is more susceptible to factors adversely affecting issuers of such obligations than a fund that is more diversified.

Financial Instruments with Off-Balance Sheet Risk. Certain Funds enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities. Forward contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Funds bear the risk of an unfavorable change in the foreign exchange rate underlying the forward contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Funds that enter into mortgage dollar rolls are subject to the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Consistent with their objective to seek high current income, certain Funds may invest in instruments whose values and interest rates may be linked to foreign currencies, interest rates, indices or some other financial indicator. The value at maturity or interest rates for these instruments will increase or decrease according to the change in the indicator to which it is indexed. These securities are generally more volatile in nature and the risk of loss of principal is greater.

A risk in writing a call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Notes to Financial Statements
(concluded)

6. Tax Information

At December 31, 1998, the Asia Growth Fund, Small Cap Growth Fund, High Yield Bond Fund, Strategic Bond Fund, National Intermediate Municipal Fund, New York Municipal Money Fund, and Cash Management Fund had net capital loss carry-forwards available to offset future capital gains as follows:

                                                    High                   National    New York
                            Asia                    Yield     Strategic  Intermediate  Municipal     Cash
Year of                    Growth     Small Cap     Bond        Bond      Municipal      Money    Management
Expiration                  Fund     Growth Fund    Fund        Fund         Fund        Fund        Fund
------------------------------------------------------------------------------------------------------------
1999....................         --          --           --         --           --  $   60,993  $      894
2000....................         --          --           --         --           --      94,778         396
2001....................         --          --           --         --           --          --         409
2002....................         --          --           --         --           --      65,321         415
2003....................         --          --           --         --           --          --          --
2004....................         --          --           --         --           --          --          10
2005.................... $2,724,760          --           --         --  $     2,529      13,552          42
2006....................  6,954,569  $  177,054  $20,062,569 $   96,615       34,108          --         566
                         ----------  ----------  ----------- ----------  ----------   ----------  ----------
                         $9,679,329  $  177,054  $20,062,569 $   96,615  $    36,637  $  234,644  $    2,732
                         ==========  ==========  =========== ==========  ==========   ==========  ==========

During the year ended December 31, 1998, as permitted under Federal income tax regulations, the Total Return Fund, High Yield Bond Fund, Strategic Bond Fund, and U.S. Government Income Fund have elected to defer $162,721, $14,829,600, $2,342,957, and $1,027, respectively, of Post-October net capital losses to the next taxable year. The Asia Growth Fund, Capital Fund, Investors Fund, Total Return Fund, and Strategic Bond Fund have also elected to defer $25,496, $15, $521, $45, and $108,250, respectively, of Post-October net foreign currency losses to the next taxable year.

At December 31, 1998, paid-in capital, undistributed net investment income (distributions in excess of net investment income) and accumulated net realized gain (loss) have been adjusted for current period book/tax differences which arose principally from differing book/tax treatment of foreign currency transactions, distributions from REITS, net investment loss incurred during the year and gains on certain securities designated as "passive foreign investment companies." The U.S. Government Income Fund, Investors Fund, High Yield Bond Fund and Total Return Fund had net reclassifications of $(20,219), $935,307, $375,306 and $(18,905), respectively, from undistributed net investment income to accumulated net realized gain (loss). The Capital Fund, Asia Growth Fund and Strategic Bond Fund had net reclassifications of $(7,032), $(478,831) and $(8,871), respectively, from accumulated net realized gain (loss) to undistributed net investment income. Net investment loss incurred for the Small Cap Growth Fund and Asia Growth Fund of $(27,601) and $(260,733), respectively, were reclassified to paid-in capital. Net investment income (loss), net realized gain (loss) and net assets for the year ended December 31, 1998 were not affected by these reclassifications.

At December 31, 1998, the cost for Federal income tax purposes and gross unrealized appreciation and depreciation in value of investments held in each Fund were as follows:

                                                                          Net
                                          Gross          Gross         Unrealized
                          Aggregate     Unrealized     Unrealized     Appreciation
                             Cost      Appreciation  (Depreciation)  (Depreciation)
-----------------------------------------------------------------------------------
Asia Growth Fund........ $ 12,366,268  $  1,393,808   $   (824,003)   $    569,805
Small Cap Growth Fund...    6,919,243     1,596,889       (157,816)      1,439,073
Capital Fund............  169,926,530    53,279,442     (8,832,378)     44,447,064
Investors Fund..........  503,902,340   236,360,678     (7,657,075)    228,703,603
Total Return Fund.......  186,540,313    19,743,736     (7,969,246)     11,774,490
High Yield Bond Fund....  622,154,087    11,808,509    (76,720,880)    (64,912,371)
Strategic Bond Fund.....  114,942,699     1,448,522     (4,402,039)     (2,953,517)
National Intermediate
 Municipal Fund.........   14,443,988       777,460            --          777,460
U.S. Government Income
 Fund...................   28,551,715       440,603       (104,509)        336,094

                      [This page intentionally left blank]

Financial Highlights

Selected data per share of capital stock outstanding throughout each period:

Asia Growth Fund

-----------------------------------------------------------------------------------
                                   Class A                      Class B
                                ---------------------------------------------------
                           Year Ended        Period     Year Ended        Period
                          December 31,       Ended     December 31,       Ended
                          --------------  December 31, --------------  December 31,
                           1998    1997     1996(a)     1998    1997     1996(a)
                                ---------------------------------------------------
Net asset value,
 beginning of period....  $ 7.48  $10.32     $10.00    $ 7.44  $10.31     $10.00
                          ------  ------     ------    ------  ------     ------
Net investment income
 (loss)(S)..............    0.10    0.03       0.05      0.05   (0.05)      0.01
Net gain (loss) on
 investments (both
 realized and
 unrealized)............   (1.08)  (2.59)      0.47     (1.07)  (2.57)      0.46
                          ------  ------     ------    ------  ------     ------
 Total from investment
  operations............   (0.98)  (2.56)      0.52     (1.02)  (2.62)      0.47
                          ------  ------     ------    ------  ------     ------
Dividends from net
 investment income......      --   (0.03)     (0.05)       --      --      (0.01)
Distributions from net
 realized gain on
 investments............      --   (0.25)     (0.15)       --   (0.25)     (0.15)
                          ------  ------     ------    ------  ------     ------
 Total dividends and
  distributions.........      --   (0.28)     (0.20)       --   (0.25)     (0.16)
                          ------  ------     ------    ------  ------     ------
Net asset value, end of
 period.................  $ 6.50  $ 7.48     $10.32    $ 6.42  $ 7.44     $10.31
                          ======  ======     ======    ======  ======     ======
Net assets, end of
 period (thousands).....  $4,385  $6,491     $3,693    $5,256  $5,738     $3,163
Total return *..........   -13.1%  -25.6%      +5.2%    -13.7%  -26.1%      +4.7%
Ratios to average net
 assets:
 Expenses...............    1.24%   1.24%      1.24%**   1.99%   1.99%      1.99%**
 Net investment income
  (loss)................    1.48%   0.27%      0.90%**   0.77%  -0.48%      0.20%**
Portfolio turnover
 rate...................     436%    294%       119%      436%    294%       119%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment loss per
 share and expense
 ratios would have been:
 Net investment loss per
  share.................  $(0.07) $(0.23)    $(0.18)   $(0.11) $(0.30)    $(0.23)
 Expense ratio..........    3.79%   3.81%      5.50%**   4.55%   4.56%      6.25%**

Small Cap Growth Fund

-------------------------------------------------------------------------------
                              Class A      Class B      Class 2+     Class O
                                -----------------------------------------------
                               Period       Period       Period       Period
                               Ended        Ended        Ended        Ended
                            December 31, December 31, December 31, December 31,
                              1998(b)      1998(b)      1998(b)      1998(b)
                                -----------------------------------------------
Net asset value, beginning
 of period................     $10.00       $10.00       $10.00       $10.00
                               ------       ------       ------       ------
Net investment loss.......      (0.02)       (0.06)       (0.06)       (0.01)
Net gain (loss) on
 investments (both
 realized and
 unrealized)..............       1.61         1.61         1.62         1.61
                               ------       ------       ------       ------
 Total from investment
  operations..............       1.59         1.55         1.56         1.60
                               ------       ------       ------       ------
Dividends from net
 investment income........         --           --           --           --
Distributions from net
 realized gain on
 investments..............         --           --           --           --
                               ------       ------       ------       ------
 Total dividends and
  distributions...........         --           --           --           --
                               ------       ------       ------       ------
Net asset value, end of
 period...................     $11.59       $11.55       $11.56       $11.60
                               ======       ======       ======       ======
Net assets, end of period
 (thousands)..............     $3,205       $3,850       $1,471       $   67
Total return *............      +15.9%       +15.5%       +15.6%       +16.0%
Ratios to average net
 assets:
 Expenses.................       1.50%**      2.25%**      2.25%**      1.25%**
 Net investment loss......      -0.51%**     -1.21%**     -1.35%**     -0.18%**
Portfolio turnover rate...         96%          96%          96%          96%
Before applicable waiver
 of management fee,
 expenses absorbed by SBAM
 and credits earned on
 custodian cash balances,
 net investment loss per
 share and expense ratios
 would have been:
 Net investment loss per
  share...................     $(0.06)      $(0.10)      $(0.10)      $(0.05)
 Expense ratio............       2.30%**      3.05%**      3.05%**      2.05%**

(a)   May 6, 1996, commencement of investment operations, through December 31,
      1996.
(b) July 1, 1998, commencement of investment operations, through December 31, 1998.
(S) Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.
+ Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

                 See accompanying notes to financial statements

--------------------------------------------------------------------------------
               Class 2+                                Class O
--------------------------------------------------------------------------------
      Year Ended              Period          Year Ended               Period
     December 31,             Ended          December 31,              Ended
    ------------------     December 31,     --------------------    December 31,
     1998       1997         1996(a)         1998        1997         1996(a)
--------------------------------------------------------------------------------
    $ 7.44     $10.30         $10.00        $ 7.50      $10.32         $10.00
    ------     ------         ------        ------      ------         ------
      0.05      (0.05)          0.01          0.12        0.05           0.07
     (1.07)     (2.56)          0.45         (1.08)      (2.59)          0.46
    ------     ------         ------        ------      ------         ------
     (1.02)     (2.61)          0.46         (0.96)      (2.54)          0.53
    ------     ------         ------        ------      ------         ------
        --       0.00          (0.01)           --       (0.03)         (0.06)
        --      (0.25)         (0.15)           --       (0.25)         (0.15)
    ------     ------         ------        ------      ------         ------
        --      (0.25)         (0.16)           --       (0.28)         (0.21)
    ------     ------         ------        ------      ------         ------
    $ 6.42     $ 7.44         $10.30        $ 6.54      $ 7.50         $10.32
    ======     ======         ======        ======      ======         ======
    $2,291     $1,643         $  246        $1,354      $  412         $  124
     -13.7%     -26.0%          +4.6%        -12.8%      -25.3%          +5.3%
      1.99%      1.99%          2.00%**       0.99%       0.99%          0.99%**
      0.80%     -0.47%          0.08%**       1.90%       0.51%          1.21%**
       436%       294%           119%          436%        294%           119%
    $(0.11)    $(0.30)        $(0.20)       $(0.04)     $(0.20)        $(0.18)
      4.55%      4.56%          6.26%**       3.55%       3.56%          5.25%**

                 See accompanying notes to financial statements

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

Capital Fund

--------------------------------------------------------------------------------------
                                    Class A                       Class B
                                ------------------------------------------------------
                            Year Ended                    Year Ended
                           December 31,    Period Ended  December 31,    Period Ended
                          ---------------  December 31, ---------------  December 31,
                           1998     1997     1996(a)     1998     1997     1996(a)
                                ------------------------------------------------------
Net asset value,
 beginning of period....  $ 21.15  $19.88     $21.98    $ 21.01  $19.90     $21.98
                          -------  ------     ------    -------  ------     ------
Net investment income
 (loss).................     0.14      --       0.01(S)    0.09   (0.07)     (0.02)(S)
Net gain (loss) on
 investments (both
 realized and
 unrealized)............     4.64    5.10       1.54       4.45    5.01       1.56
                          -------  ------     ------    -------  ------     ------
 Total from investment
  operations............     4.78    5.10       1.55       4.54    4.94       1.54
                          -------  ------     ------    -------  ------     ------
Dividends from net
 investment income......    (0.18)     --      (0.15)     (0.09)    --       (0.12)
Distributions from net
 realized gain on
 investments............    (2.83)  (3.83)     (3.50)     (2.83)  (3.83)     (3.50)
Distributions in excess
 of net realized gains..       --      --         --         --      --         --
                          -------  ------     ------    -------  ------     ------
 Total dividends and
  distributions.........    (3.01)  (3.83)     (3.65)     (2.92)  (3.83)     (3.62)
                          -------  ------     ------    -------  ------     ------
Net asset value, end of
 period.................  $ 22.92  $21.15     $19.88    $ 22.63  $21.01     $19.90
                          =======  ======     ======    =======  ======     ======
Net assets, end of
 period (thousands).....  $11,425  $5,589     $  344    $22,294  $3,820     $  219
Total return*...........    +23.7%  +26.4%      +7.7%     +22.6%  +25.6%      +7.6%
Ratios to average net
 assets:
 Expenses...............     1.34%   1.46%      1.88%**    2.09%   2.20%      2.73%**
 Net investment income
  (loss)................     0.81%  -0.10%      0.18%**    0.17%  -0.94%     -0.66%**
Portfolio turnover
 rate...................      141%    159%       191%       141%    159%       191%

Investors Fund

---------------------------------------------------------------------------------------------
                                    Class A                            Class B
                             ----------------------------------------------------------------
                            Year Ended December 31,            Year Ended December 31,
                         ---------------------------------  --------------------------------
                          1998     1997     1996     1995    1998     1997     1996    1995
                             ----------------------------------------------------------------
Net asset value,
 beginning of period.... $ 21.11  $ 18.89  $ 16.62  $13.61  $ 21.00  $ 18.86  $16.61  $13.61
                         -------  -------  -------  ------  -------  -------  ------  ------
Net investment income...    0.19     0.16     0.19    0.19     0.05     0.04    0.08    0.10
Net gain (loss) on
 investments (both
 realized and
 unrealized)............    2.91     4.64     4.63    4.55     2.85     4.58    4.60    4.54
                         -------  -------  -------  ------  -------  -------  ------  ------
 Total from investment
  operations............    3.10     4.80     4.82    4.74     2.90     4.62    4.68    4.64
                         -------  -------  -------  ------  -------  -------  ------  ------
Dividends from net
 investment income......   (0.17)   (0.21)   (0.22)  (0.23)   (0.03)   (0.11)  (0.10)  (0.14)
Distributions from net
 realized gain on
 investments............   (2.00)   (2.37)   (2.33)  (1.50)   (2.00)   (2.37)  (2.33)  (1.50)
                         -------  -------  -------  ------  -------  -------  ------  ------
 Total dividends and
  distributions.........   (2.17)   (2.58)   (2.55)  (1.73)   (2.03)   (2.48)  (2.43)  (1.64)
                         -------  -------  -------  ------  -------  -------  ------  ------
Net asset value, end of
 period................. $ 22.04  $ 21.11  $ 18.89  $16.62  $ 21.87  $ 21.00  $18.86  $16.61
                         =======  =======  =======  ======  =======  =======  ======  ======
Net assets, end of
 period (thousands)..... $50,953  $57,105  $10,905  $  441  $75,189  $49,786  $9,433  $  716
Total return*...........   +15.2%   +26.2%   +30.3%  +35.3%   +14.3%   +25.3%  +29.2%  +34.5%
Ratios to average net
 assets:
 Expenses...............    0.88%    0.95%    1.06%   0.94%    1.63%    1.70%   1.82%   1.71%
 Net investment income..    0.87%    0.86%    0.94%   1.41%    0.18%    0.12%   0.21%   0.63%
Portfolio turnover
 rate...................      74%      62%      58%     86%      74%      62%     58%     86%

(a) November 1, 1996, commencement of investment operations, through Decem-ber 31, 1996.
(S) Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**     Annualized.
+ Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

                 See accompanying notes to financial statements

-------------------------------------------------------------------------------------
             Class 2+                                Class O
-------------------------------------------------------------------------------------
     Year Ended
    December 31,     Period Ended            Year Ended December 31,
    ---------------- December 31,  -------------------------------------------------
     1998     1997     1996(a)       1998      1997      1996        1995     1994
-------------------------------------------------------------------------------------
    $21.02   $19.91     $21.98     $  21.23  $  19.88  $  18.67    $  15.62  $ 20.80
    ------   ------     ------     --------  --------  --------    --------  -------
      0.07    (0.06)     (0.02)(S)     0.21      0.05      0.13(S)     0.14     0.03
      4.47     5.00       1.57         4.62      5.13      5.70        5.27    (2.87)
    ------   ------     ------     --------  --------  --------    --------  -------
      4.54     4.94       1.55         4.83      5.18      5.83        5.41    (2.84)
    ------   ------     ------     --------  --------  --------    --------  -------
     (0.04)      --      (0.12)       (0.24)       --     (0.15)      (0.14)   (0.03)
     (2.83)   (3.83)     (3.50)       (2.83)    (3.83)    (4.47)      (2.22)   (1.51)
        --       --         --           --        --        --          --    (0.80)
    ------   ------     ------     --------  --------  --------    --------  -------
     (2.87)   (3.83)     (3.62)       (3.07)    (3.83)    (4.62)      (2.36)   (2.34)
    ------   ------     ------     --------  --------  --------    --------  -------
    $22.69   $21.02     $19.91     $  22.99  $  21.23  $  19.88    $  18.67  $ 15.62
    ======   ======     ======     ========  ========  ========    ========  =======
    $6,369   $2,385     $  130     $194,973  $175,470  $135,943    $102,429  $86,704
     +22.6%   +25.6%      +7.7%       +23.8%    +26.8%    +33.3%      +34.9%   -14.2%
      2.09%    2.21%      2.45%**      1.08%     1.22%     1.38%       1.36%    1.30%
      0.09%   -0.91%     -0.50%**      0.96%     0.26%     0.67%       0.74%    0.12%
       141%     159%       191%         141%      159%      191%        217%     152%

----------------------------------------------------------------------------------------
              Class 2+                                   Class O
----------------------------------------------------------------------------------------
       Year Ended December 31,                   Year Ended December 31,
    ---------------------------------- ------------------------------------------------
     1998      1997     1996    1995     1998      1997      1996      1995      1994
----------------------------------------------------------------------------------------
    $ 21.01   $ 18.86  $16.61  $13.61  $  21.13  $  18.90  $  16.61  $  13.63  $  15.60
    -------   -------  ------  ------  --------  --------  --------  --------  --------
       0.05      0.04    0.07    0.09      0.25      0.24      0.25      0.27      0.27
       2.84      4.59    4.60    4.55      2.90      4.60      4.62      4.48     (0.48)
    -------   -------  ------  ------  --------  --------  --------  --------  --------
       2.89      4.63    4.67    4.64      3.15      4.84      4.87      4.75     (0.21)
    -------   -------  ------  ------  --------  --------  --------  --------  --------
      (0.02)    (0.11)  (0.09)  (0.14)    (0.23)    (0.24)    (0.25)    (0.27)    (0.27)
      (2.00)    (2.37)  (2.33)  (1.50)    (2.00)    (2.37)    (2.33)    (1.50)    (1.49)
    -------   -------  ------  ------  --------  --------  --------  --------  --------
      (2.02)    (2.48)  (2.42)  (1.64)    (2.23)    (2.61)    (2.58)    (1.77)    (1.76)
    -------   -------  ------  ------  --------  --------  --------  --------  --------
    $ 21.88   $ 21.01  $18.86  $16.61  $  22.05  $  21.13  $  18.90  $  16.61  $  13.63
    =======   =======  ======  ======  ========  ========  ========  ========  ========
    $17,680   $11,701  $1,959  $  306  $650,916  $608,401  $518,361  $428,950  $348,214
      +14.3%    +25.2%  +29.3%  +34.5%    +15.4%    +26.5%    +30.6%    +35.4%     -1.3%
       1.63%     1.70%   1.80%   1.68%     0.63%     0.69%     0.76%     0.69%     0.69%
       0.18%     0.13%   0.23%   0.66%     1.15%     1.15%     1.36%     1.67%     1.75%
         74%       62%     58%     86%       74%       62%       58%       86%       66%

                 See accompanying notes to financial statements

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

Total Return Fund

---------------------------------------------------------------------------------------------------------------
                                         Class A                                     Class B
                        ---------------------------------------------------------------------------------------
                                                          Period                                      Period
                           Year Ended December 31,        Ended       Year Ended December 31,         Ended
                          ---------------------------  December 31,  ----------------------------  December 31,
                            1998      1997     1996      1995(a)       1998      1997      1996      1995(a)
                        ---------------------------------------------------------------------------------------
Net asset value,
 beginning of period....  $  13.13  $  11.82  $ 10.55    $ 10.00     $  13.12  $  11.82  $  10.54    $ 10.00
                          --------  --------  -------    -------     --------  --------  --------    -------
Net investment
 income(S)..............      0.56      0.55     0.54       0.15         0.45      0.45      0.45       0.13
Net gain on investments
 (both realized and
 unrealized)............      0.26      1.65     1.35       0.52         0.26      1.65      1.35       0.51
                          --------  --------  -------    -------     --------  --------  --------    -------
 Total from investment
  operations............      0.82      2.20     1.89       0.67         0.71      2.10      1.80       0.64
                          --------  --------  -------    -------     --------  --------  --------    -------
Dividends from net
 investment income......     (0.55)    (0.53)   (0.52)     (0.11)       (0.46)    (0.44)    (0.42)     (0.09)
Distributions from net
 realized gain on
 investments............     (0.29)    (0.36)   (0.10)     (0.01)       (0.29)    (0.36)    (0.10)     (0.01)
                          --------  --------  -------    -------     --------  --------  --------    -------
 Total dividends and
  distributions.........     (0.84)    (0.89)   (0.62)     (0.12)       (0.75)    (0.80)    (0.52)     (0.10)
                          --------  --------  -------    -------     --------  --------  --------    -------
Net asset value, end of
 period.................  $  13.11  $  13.13  $ 11.82    $ 10.55     $  13.08  $  13.12  $  11.82    $ 10.54
                          ========  ========  =======    =======     ========  ========  ========    =======
Net assets, end of
 period (thousands).....  $ 51,443  $ 53,024  $21,109    $ 3,658     $120,816  $ 87,549  $ 28,043    $ 5,378
Total return *..........      +6.4%    +19.1%   +18.3%      +6.7%        +5.5%    +18.2%    +17.4%      +6.4%
Ratios to average net
 assets:
 Expenses...............      0.85%     0.77%    0.75%      0.74%**      1.60%     1.52%     1.50%      1.49%**
 Net investment income..      4.17%     4.29%    4.81%      4.82%**      3.41%     3.54%     4.06%      4.06%**
Portfolio turnover
 rate...................        63%       70%      76%        16%          63%       70%       76%        16%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............  $   0.51  $   0.49  $  0.44    $  0.13     $   0.41  $   0.39  $   0.36    $  0.11
 Expense ratio..........      1.17%     1.24%    1.61%      1.45%**      1.92%     1.99%     2.36%      2.19%**
                                         Class A                                     Class B
                        ---------------------------------------------------------------------------------------
                                                          Period                                      Period
                           Year Ended December 31,        Ended       Year Ended December 31,         Ended
                          ---------------------------  December 31,  ----------------------------  December 31,
                            1998      1997     1996      1995(b)       1998      1997      1996      1995(b)
                        ---------------------------------------------------------------------------------------
Net asset value,
 beginning of period....  $  11.74  $  11.54  $ 10.53    $ 10.00     $  11.71  $  11.53  $  10.53    $ 10.00
                          --------  --------  -------    -------     --------  --------  --------    -------
Net investment income...      1.05      1.06     1.10       0.92         0.97      0.98      1.02       0.85
Net gain (loss) on
 investments (both
 realized and
 unrealized)............     (1.84)     0.38     1.11       0.67        (1.84)     0.37      1.11       0.68
                          --------  --------  -------    -------     --------  --------  --------    -------
 Total from investment
  operations............     (0.79)     1.44     2.21       1.59        (0.87)     1.35      2.13       1.53
                          --------  --------  -------    -------     --------  --------  --------    -------
Dividends from net
 investment income......     (1.06)    (1.05)   (1.10)     (0.91)       (0.97)    (0.98)    (1.03)     (0.85)
Distributions from net
 realized gain on
 investments............       --      (0.19)   (0.10)     (0.15)         --      (0.19)    (0.10)     (0.15)
                          --------  --------  -------    -------     --------  --------  --------    -------
 Total dividends and
  distributions.........     (1.06)    (1.24)   (1.20)     (1.06)       (0.97)    (1.17)    (1.13)     (1.00)
                          --------  --------  -------    -------     --------  --------  --------    -------
Net asset value, end of
 period.................  $   9.89  $  11.74  $ 11.54    $ 10.53     $   9.87  $  11.71  $  11.53    $ 10.53
                          ========  ========  =======    =======     ========  ========  ========    =======
Net assets, end of
 period (thousands).....  $145,730  $169,721  $65,935    $10,789     $327,661  $329,672  $106,797    $10,108
Total return *..........      -7.1%    +13.0%   +21.9%     +16.6%        -7.8%    +12.2%    +21.2%     +15.7%
Ratios to average net
 assets:
 Expenses...............      1.24%     1.24%    1.24%      1.24%**      1.99%     1.99%     1.99%      1.96%**
 Net investment income..      9.58%     8.66%    9.38%     10.58%**      8.87%     7.90%     8.49%      9.53%**
Portfolio turnover
 rate...................        66%       79%      85%       109%          66%       79%       85%       109%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............  $   1.04  $   1.04  $  1.09    $  0.87     $   0.96  $   0.97  $   1.01    $  0.80
 Expense ratio..........      1.32%     1.34%    1.50%      1.80%**      2.07%     2.09%     2.24%      2.51%**

High Yield Bond Fund
--------------------------------------------------------------------------------

(a) September 11, 1995, commencement of investment operations, through Decem-ber 31, 1995.
(b)   February 22, 1995, commencement of operations, through December 31, 1995.
(S) Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.
+ Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

                 See accompanying notes to financial statements

---------------------------------------------------------------------------------
                  Class 2+                                Class O
---------------------------------------------------------------------------------
          Year Ended               Period         Year Ended            Period
         December 31,              Ended         December 31,           Ended
    --------------------------- December 31, ----------------------  December 31,
     1998      1997     1996      1995(a)     1998    1997    1996     1995(a)
---------------------------------------------------------------------------------
    $ 13.15   $ 11.85  $ 10.56     $10.00    $13.20  $11.88  $10.57     $10.00
    -------   -------  -------     ------    ------  ------  ------     ------
       0.45      0.45     0.46       0.14      0.59    0.59    0.57       0.17
       0.26      1.65     1.35       0.51      0.26    1.65    1.39       0.52
    -------   -------  -------     ------    ------  ------  ------     ------
       0.71      2.10     1.81       0.65      0.85    2.24    1.96       0.69
    -------   -------  -------     ------    ------  ------  ------     ------
      (0.46)    (0.44)   (0.42)     (0.08)    (0.58)  (0.56)  (0.55)     (0.11)
      (0.29)    (0.36)   (0.10)     (0.01)    (0.29)  (0.36)  (0.10)     (0.01)
    -------   -------  -------     ------    ------  ------  ------     ------
      (0.75)    (0.80)   (0.52)     (0.09)    (0.87)  (0.92)  (0.65)     (0.12)
    -------   -------  -------     ------    ------  ------  ------     ------
    $ 13.11   $ 13.15  $ 11.85     $10.56    $13.18  $13.20  $11.88     $10.57
    =======   =======  =======     ======    ======  ======  ======     ======
    $29,458   $21,085  $ 3,445     $  445    $1,523  $1,227  $  213     $4,494
       +5.5%    +18.1%   +17.5%      +6.5%     +6.6%  +19.3%  +19.0%      +6.9%
       1.60%     1.52%    1.50%      1.51%**   0.60%   0.52%   0.50%      0.51%**
       3.41%     3.52%    4.07%      4.26%**   4.41%   4.60%   5.13%      5.30%**
         63%       70%      76%        16%       63%     70%     76%        16%
    $  0.41   $  0.39  $  0.36     $ 0.11    $ 0.55  $ 0.53  $ 0.47     $ 0.15
       1.92%     1.99%    2.36%      2.22%**   0.92%   1.00%   1.36%      1.22%**
---------------------------------------------------------------------------------
                  Class 2+                                Class O
---------------------------------------------------------------------------------
          Year Ended               Period         Year Ended            Period
         December 31,              Ended         December 31,           Ended
    --------------------------- December 31, ----------------------  December 31,
     1998      1997     1996      1995(b)     1998    1997    1996     1995(b)
---------------------------------------------------------------------------------
    $ 11.70   $ 11.52  $ 10.53     $10.00    $11.75  $11.53  $10.54     $10.00
    -------   -------  -------     ------    ------  ------  ------     ------
       0.97      0.99     1.02       0.85      1.09    1.08    1.16       0.95
      (1.84)     0.36     1.10       0.68     (1.86)   0.40    1.05       0.67
    -------   -------  -------     ------    ------  ------  ------     ------
      (0.87)     1.35     2.12       1.53     (0.77)   1.48    2.21       1.62
    -------   -------  -------     ------    ------  ------  ------     ------
      (0.97)    (0.98)   (1.03)     (0.85)    (1.09)  (1.07)  (1.12)     (0.93)
         --     (0.19)   (0.10)     (0.15)      --    (0.19)  (0.10)     (0.15)
    -------   -------  -------     ------    ------  ------  ------     ------
      (0.97)    (1.17)   (1.13)     (1.00)    (1.09)  (1.26)  (1.22)     (1.08)
    -------   -------  -------     ------    ------  ------  ------     ------
    $  9.86   $ 11.70  $ 11.52     $10.53    $ 9.89  $11.75  $11.53     $10.54
    =======   =======  =======     ======    ======  ======  ======     ======
    $86,596   $76,042  $13,773     $1,274    $8,936  $2,386  $  393     $7,854
       -7.8%    +12.2%   +21.1%     +15.8%     -6.9%  +13.4%  +22.0%     +16.8%
       1.99%     1.99%    1.99%      1.98%**   1.01%   0.99%   0.99%      1.00%**
       8.89%     7.87%    8.43%      9.61%**  10.85%   8.93%  10.64%     10.59%**
         66%       79%      85%       109%       66%     79%     85%       109%
    $  0.96   $  0.98  $  1.01     $ 0.80    $ 1.08  $ 1.07  $ 1.13     $ 0.90
       2.07%     2.08%    2.24%      2.54%**   1.09%   1.09%   1.24%      1.55%**

                 See accompanying notes to financial statements

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

Strategic Bond Fund

-----------------------------------------------------------------------------------------------------------------
                                         Class A                                    Class B
-----------------------------------------------------------------------------------------------------------------
                                 Year Ended                 Period          Year Ended                  Period
                                December 31,                Ended          December 31,                 Ended
                           --------------------------    December 31, ---------------------------    December 31,
                            1998     1997       1996       1995(a)     1998     1997       1996        1995(a)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period.....  $ 10.94  $ 10.83    $10.53       $10.00    $ 10.93  $ 10.82    $ 10.53       $10.00
                           -------  -------    ------       ------    -------  -------    -------       ------
Net investment income....     0.76     0.76(S)   0.87(S)      0.84       0.69     0.67(S)    0.79(S)      0.76
Net gain (loss) on
 investments (both
 realized and
 unrealized).............    (0.65)    0.41      0.55         0.78      (0.66)    0.41       0.53         0.79
                           -------  -------    ------       ------    -------  -------    -------       ------
 Total from investment
  operations.............     0.11     1.17      1.42         1.62       0.03     1.08       1.32         1.55
                           -------  -------    ------       ------    -------  -------    -------       ------
Dividends from net
 investment income.......    (0.85)   (0.89)    (0.94)       (0.85)     (0.77)   (0.80)     (0.85)       (0.78)
Dividends in excess of
 net investment income...       --       --     (0.01)          --         --       --      (0.01)          --
Distributions from net
 realized gain on
 investments.............    (0.01)   (0.17)    (0.17)       (0.24)     (0.01)   (0.17)     (0.17)       (0.24)
                           -------  -------    ------       ------    -------  -------    -------       ------
 Total dividends and
  distributions..........    (0.86)   (1.06)    (1.12)       (1.09)     (0.78)   (0.97)     (1.03)       (1.02)
                           -------  -------    ------       ------    -------  -------    -------       ------
Net asset value, end of
 period..................  $ 10.19  $ 10.94    $10.83       $10.53    $ 10.18  $ 10.93    $ 10.82       $10.53
                           =======  =======    ======       ======    =======  =======    =======       ======
Net assets, end of period
 (thousands).............  $21,995  $17,150    $8,345       $  513    $67,928  $47,921    $14,291       $1,879
Total return *...........     +1.1%   +11.2%    +14.1%       +16.8%      +0.3%   +10.4%     +13.0%       +16.1%
Ratios to average net
 assets:
 Expenses................     1.24%    1.24%     1.24%        1.23%**    1.99%    1.99%      1.98%        1.97%**
 Net investment income...     7.11%    6.99%     8.09%        9.51%**    6.37%    6.12%      7.34%        8.75%**
Portfolio turnover rate..      109%     184%      122%         161%       109%     184%       122%         161%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
 Net investment income
  per share..............  $  0.74  $  0.73    $ 0.79       $ 0.76    $  0.67  $  0.64    $  0.71       $ 0.69
 Expense ratio...........     1.43%    1.53%     1.98%        2.11%**    2.18%    2.28%      2.73%        2.85%**
National Intermediate Municipal Fund
-----------------------------------------------------------------------------------------------------------------
                                         Class A                                    Class B
-----------------------------------------------------------------------------------------------------------------
                                 Year Ended                 Period          Year Ended                  Period
                                December 31,                Ended          December 31,                 Ended
                           --------------------------    December 31, ---------------------------    December 31,
                            1998     1997       1996       1995(a)     1998     1997       1996        1995(a)
-----------------------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period.....  $ 10.62  $ 10.35    $10.43       $10.00    $ 10.59  $ 10.33    $ 10.42       $10.00
                           -------  -------    ------       ------    -------  -------    -------       ------
Net investment income....     0.47     0.48      0.48         0.40       0.39     0.40       0.40         0.34
Net gain (loss) on
 investments (both
 realized and
 unrealized).............       --     0.28     (0.06)        0.46         --     0.28      (0.06)        0.45
                           -------  -------    ------       ------    -------  -------    -------       ------
 Total from investment
  operations.............     0.47     0.76      0.42         0.86       0.39     0.68       0.34         0.79
                           -------  -------    ------       ------    -------  -------    -------       ------
Dividends from net
 investment income.......    (0.48)   (0.48)    (0.48)       (0.40)     (0.41)   (0.40)     (0.41)       (0.34)
Distributions in excess
 of net investment
 income..................       --       --        --           --         --    (0.01)        --           --
Distributions from net
 realized gain on
 investments.............       --    (0.01)    (0.02)       (0.03)        --    (0.01)     (0.02)       (0.03)
                           -------  -------    ------       ------    -------  -------    -------       ------
 Total dividends and
  distributions..........    (0.48)   (0.49)    (0.50)       (0.43)     (0.41)   (0.42)     (0.43)       (0.37)
                           -------  -------    ------       ------    -------  -------    -------       ------
Net asset value, end of
 period..................  $ 10.61  $ 10.62    $10.35       $10.43    $ 10.57  $ 10.59    $ 10.33       $10.42
                           =======  =======    ======       ======    =======  =======    =======       ======
Net assets, end of period
 (thousands).............  $ 2,545  $ 1,063    $  696       $  569    $ 2,763  $ 1,295    $   702       $  432
Total return *...........     +4.5     +7.5%     +4.2%        +8.7%      +3.7     +6.7%      +3.4%        +8.0%
Ratios to average net
 assets:
 Expenses................     0.75%    0.75%     0.75%        0.75%**    1.50%    1.50%      1.50%        1.50%**
 Net investment income...     4.28%    4.53%     4.62%        4.63%**    3.54%    3.75%      3.88%        3.85%**
Portfolio turnover rate..        8%       1%       19%          29%         8%       1%        19%          29%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
 Net investment income
  per share..............  $  0.37  $  0.36    $ 0.35       $ 0.32    $  0.29  $  0.28    $  0.27       $ 0.25
 Expense ratio...........     1.67%    1.82%     2.02%        1.71%**    2.42%    2.57%      2.77%        2.45%**

(a) February 22, 1995, commencement of investment operations, through Decem-ber 31, 1995.
(S) Per share information calculated using the average shares outstanding method, which more accurately represents amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
**    Annualized.
+ Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.

                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------------
                   Class 2+                                       Class O
-----------------------------------------------------------------------------------------------
           Year Ended                    Period          Year Ended                   Period
          December 31,                   Ended           December 31,                 Ended
    --------------------------------  December 31, ----------------------------    December 31,
      1998       1997       1996        1995(a)     1998      1997       1996        1995(a)
-----------------------------------------------------------------------------------------------
    $  10.94   $  10.82    $ 10.53       $10.00    $ 10.93  $  10.82    $ 10.53       $10.00
    --------   --------    -------       ------    -------  --------    -------       ------
        0.69       0.66(S)    0.78(S)      0.77       0.77      0.78(S)    0.92(S)      0.87
       (0.67)      0.43       0.54         0.78      (0.63)     0.41       0.51         0.77
    --------   --------    -------       ------    -------  --------    -------       ------
        0.02       1.09       1.32         1.55       0.14      1.19       1.43         1.64
    --------   --------    -------       ------    -------  --------    -------       ------
       (0.77)     (0.80)     (0.85)       (0.78)     (0.88)    (0.91)     (0.96)       (0.87)
          --        --       (0.01)         --         --        --       (0.01)         --
       (0.01)     (0.17)     (0.17)       (0.24)     (0.01)    (0.17)     (0.17)       (0.24)
    --------   --------    -------       ------    -------  --------    -------       ------
       (0.78)     (0.97)     (1.03)       (1.02)     (0.89)    (1.08)     (1.14)       (1.11)
    --------   --------    -------       ------    -------  --------    -------       ------
    $  10.18   $  10.94    $ 10.82       $10.53    $ 10.18  $  10.93    $ 10.82       $10.53
    ========   ========    =======       ======    =======  ========    =======       ======
     $27,327   $ 20,220    $ 4,575       $  411    $   498  $    649    $ 3,817       $9,763
        +0.2%     +10.5%     +13.1%       +16.1%      +1.3%    +11.5%     +14.2%       +17.0%
        1.99%      1.99%      1.98%        1.99%**    0.99%     0.96%      1.00%        0.99%**
        6.37%      6.09%      7.26%        8.77%**    7.37%     7.22%      8.65%        9.74%**
         109%       184%       122%         161%       109%      184%       122%         161%
    $   0.67   $   0.63    $  0.70       $ 0.70    $  0.75  $   0.75    $  0.84       $ 0.79
        2.18%      2.28%      2.72%        2.87%**    1.18%     1.25%      1.74%        1.87%**
-----------------------------------------------------------------------------------------------
                   Class 2+                                       Class O
-----------------------------------------------------------------------------------------------
                                         Period                                       Period
     Year Ended December 31,             Ended     Year Ended December 31,            Ended
    --------------------------------  December 31, ----------------------------    December 31,
        1998     1997       1996        1995(a)     1998      1997       1996        1995(a)
-----------------------------------------------------------------------------------------------
    $  10.59   $  10.33    $ 10.42       $10.00    $ 10.61  $  10.34    $ 10.43       $10.00
    --------   --------    -------       ------    -------  --------    -------       ------
        0.39       0.40       0.40         0.34       0.48      0.50       0.50         0.42
          --       0.28      (0.06)        0.45       0.01      0.28      (0.07)        0.46
    --------   --------    -------       ------    -------  --------    -------       ------
        0.39       0.68       0.34         0.79       0.49      0.78       0.43         0.88
    --------   --------    -------       ------    -------  --------    -------       ------
       (0.41)     (0.40)     (0.41)       (0.34)     (0.50)    (0.50)     (0.50)       (0.42)
          --      (0.01)       --           --         --        --         --           --
          --      (0.01)     (0.02)       (0.03)       --      (0.01)     (0.02)       (0.03)
    --------   --------    -------       ------    -------  --------    -------       ------
       (0.41)     (0.42)     (0.43)       (0.37)     (0.50)    (0.51)     (0.52)       (0.45)
    --------   --------    -------       ------    -------  --------    -------       ------
    $  10.57   $  10.59    $ 10.33       $10.42    $ 10.60  $  10.61    $ 10.34       $10.43
    ========   ========    =======       ======    =======  ========    =======       ======
    $  2,291   $    514    $   468       $  271    $ 8,211  $ 11,286    $ 9,786       $9,675
        +3.7       +6.7%      +3.4%        +8.0%      +4.8      +7.8%      +4.3%        +9.0%
        1.50%      1.50%      1.50%        1.50%**    0.50%     0.50%      0.50%        0.50%**
        3.51%      3.81%      3.88%        3.85%**    4.58%     4.79%      4.88%        4.86%**
           8%         1%        19%          29%         8%        1%        19%          29%
    $   0.29   $   0.28    $  0.27       $ 0.25    $  0.38  $   0.39    $  0.37       $ 0.34
        2.42%      2.57%      2.77%        2.46%**    1.42%     1.57%      1.77%        1.46%**

                 See accompanying notes to financial statements

Financial Highlights
(continued)

Selected data per share of capital stock outstanding throughout each period:

U.S. Government Income Fund

----------------------------------------------------------------------------------------------------------
                                        Class A                                  Class B
                       -----------------------------------------------------------------------------------
                                                        Period                                   Period
                          Year Ended December 31,       Ended     Year Ended December 31,        Ended
                          -------------------------  December 31, --------------------------  December 31,
                           1998     1997     1996      1995(a)      1998     1997     1996      1995(a)
                       -----------------------------------------------------------------------------------
Net asset value,
 beginning of period....  $ 10.20  $ 10.07  $ 10.32     $10.00    $  10.20  $ 10.06  $ 10.32     $10.00
                          -------  -------  -------     ------    --------  -------  -------     ------
Net investment income...     0.55     0.58     0.54       0.49        0.48     0.51     0.46       0.43
Net gain (loss) on
 investments (both
 realized and
 unrealized)............     0.21     0.19    (0.19)      0.43        0.21     0.19    (0.20)      0.43
                          -------  -------  -------     ------    --------  -------  -------     ------
 Total from investment
  operations............     0.76     0.77     0.35       0.92        0.69     0.70     0.26       0.86
                          -------  -------  -------     ------    --------  -------  -------     ------
Dividends from net
 investment income......    (0.57)   (0.54)   (0.54)     (0.49)      (0.49)   (0.46)   (0.46)     (0.43)
Distributions from net
 realized gain on
 investments............    (0.11)   (0.10)   (0.06)     (0.10)      (0.11)   (0.10)   (0.06)     (0.10)
Distributions in excess
 of net realized gain on
 investments............       --       --       --      (0.01)         --       --       --      (0.01)
                          -------  -------  -------     ------    --------  -------  -------     ------
 Total dividends and
  distributions.........    (0.68)   (0.64)   (0.60)     (0.60)      (0.60)   (0.56)   (0.52)     (0.54)
                          -------  -------  -------     ------    --------  -------  -------     ------
Net asset value, end of
 period.................  $ 10.28  $ 10.20  $ 10.07     $10.32    $  10.29  $ 10.20  $ 10.06     $10.32
                          =======  =======  =======     ======    ========  =======  =======     ======
Net assets, end of
 period (thousands).....  $ 6,744  $ 1,320  $ 1,188     $  278    $ 15,315  $ 2,531  $ 1,266     $  572
Total return *..........     +7.6%    +7.9%    +3.6%      +9.5%       +6.9%    +7.2%    +2.7%      +8.8%
Ratios to average net
 assets:
 Expenses...............     0.85%    0.85%    0.84%      0.85%**     1.60%    1.60%    1.59%      1.60%**
 Net investment income..     4.98%    5.77%    5.22%      5.67%**     4.20%    4.96%    4.51%      4.85%**
Portfolio turnover
 rate...................      173%     261%     365%       230%        173%     261%     365%       230%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............  $  0.47  $  0.47  $  0.38     $ 0.40    $   0.39  $  0.39  $  0.30     $ 0.34
 Expense ratio..........     1.63%    2.02%    2.21%      1.90%**     2.39%    2.77%    2.96%      2.64%**

New York Municipal Money Fund

-----------------------------------------------------------------------------------
                                   Class A                      Class B
                           --------------------------------------------------------
                           Year Ended        Period     Year Ended        Period
                          December 31,       Ended     December 31,       Ended
                          --------------  December 31, --------------  December 31,
                           1998    1997     1996 (b)    1998    1997     1996 (b)
                           --------------------------------------------------------
Net asset value,
 beginning of period....  $1.000  $1.000     $1.000    $1.000  $1.000     $1.000
                          ------  ------     ------    ------  ------     ------
Net investment income...   0.031   0.034      0.006     0.031   0.034      0.006
Dividends from net
 investment income......  (0.031) (0.034)    (0.006)   (0.031) (0.034)    (0.006)
                          ------  ------     ------    ------  ------     ------
Net asset value, end of
 period.................  $1.000  $1.000     $1.000    $1.000  $1.000     $1.000
                          ======  ======     ======    ======  ======     ======
Net assets, end of
 period (thousands).....  $5,372  $3,808     $  360    $   25  $   25     $   25
Total return *..........    +3.2%   +3.5%      +0.6%     +3.2%   +3.5%      +0.6%
Ratios to average net
 assets:
 Expenses...............    0.41%   0.50%      0.38%**   0.42%   0.43%      0.40%**
 Net investment income..    3.15%   3.39%      3.56%**   3.21%   3.32%      3.40%**
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............      --      --     $0.006        --      --     $0.006
 Expense ratio..........      --      --       0.39%**     --      --       0.41%**

(a) February 22, 1995, commencement of investment operations, through December 31, 1995.
(b) November 1, 1996, commencement of investment operations, through December 31, 1996.
 (SPer)share information calculated using the average shares outstanding meth-od, which more accurately represents amounts.
 * Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge, if applicable, is not reflected in the calculation of total re-turn. Total return calculated for a period of less than one year is not annualized.
**   Annualized.
 + Effective September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
                 See accompanying notes to financial statements

-----------------------------------------------------------------------------------------
                   Class 2+                                   Class O
-----------------------------------------------------------------------------------------
                                      Period                                    Period
     Year Ended December 31,          Ended     Year Ended December 31,         Ended
    ------------------------------ December 31, ---------------------------  December 31,
      1998       1997      1996      1995(a)     1998       1997     1996      1995(a)
-----------------------------------------------------------------------------------------
      $10.19   $  10.05  $  10.32     $10.00    $ 10.19    $ 10.06  $ 10.32     $10.00
    --------   --------  --------     ------    -------    -------  -------     ------
        0.48       0.51      0.46       0.43       0.57(S)    0.61     0.56       0.52
        0.21       0.19     (0.21)      0.43       0.23       0.18    (0.20)      0.42
    --------   --------  --------     ------    -------    -------  -------     ------
        0.69       0.70      0.25       0.86       0.80       0.79     0.36       0.94
    --------   --------  --------     ------    -------    -------  -------     ------
       (0.49)     (0.46)    (0.46)     (0.43)     (0.59)     (0.56)   (0.56)     (0.52)
       (0.11)     (0.10)    (0.06)     (0.10)     (0.11)     (0.10)   (0.06)     (0.10)
          --         --        --      (0.01)        --         --       --         --
    --------   --------  --------     ------    -------    -------  -------     ------
       (0.60)     (0.56)    (0.52)     (0.54)     (0.70)     (0.66)   (0.62)     (0.62)
    --------   --------  --------     ------    -------    -------  -------     ------
      $10.28   $  10.19  $  10.05     $10.32    $ 10.29    $ 10.19  $ 10.06     $10.32
    ========   ========  ========     ======    =======    =======  =======     ======
      $4,715   $    751  $    422     $  273    $ 3,330    $ 9,553  $ 9,375     $9,552
        +6.9%      +7.0%     +2.7%      +8.8%      +8.1%      +8.1%    +3.7%      +9.7%
        1.60%      1.59%     1.60%      1.60%**    0.60%      0.60%    0.60%      0.60%**
        4.25%      4.94%     4.51%      4.92%**    5.52%      6.01%    5.53%      5.92%**
         173%       261%      365%       230%       173%       261%     365%       230%
    $   0.39   $   0.39  $   0.31     $ 0.34    $  0.44    $  0.49  $  0.41     $ 0.42
        2.39%      2.76%     2.97%      2.64%**    1.38%      1.77%    1.97%      1.64%**

-----------------------------------------------------------------------------------
             Class 2+                               Class O
-----------------------------------------------------------------------------------
     Year Ended         Period
    December 31,        Ended               Year Ended December 31,
    ---------------- December 31, ------------------------------------------------
     1998     1997     1996(b)      1998      1997      1996      1995      1994
-----------------------------------------------------------------------------------
    $1.000   $1.000     $1.000    $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
    ------   ------     ------    --------  --------  --------  --------  --------
     0.031    0.034      0.006       0.031     0.034     0.032     0.037     0.027
    (0.031)  (0.034)    (0.006)     (0.031)   (0.034)   (0.032)   (0.037)   (0.027)
    ------   ------     ------    --------  --------  --------  --------  --------
    $1.000   $1.000     $1.000    $  1.000  $  1.000  $  1.000  $  1.000  $  1.000
    ======   ======     ======    ========  ========  ========  ========  ========
      $153   $   25     $   25    $195,584  $305,419  $273,734  $226,549  $269,788
      +3.2%    +3.5%      +0.6%       +3.2%     +3.5%     +3.3%     +3.7%     +2.7%
      0.34%    0.47%      0.40%**     0.43%     0.47%     0.53%     0.43%     0.41%
      3.13%    3.40%      3.40%**     3.14%     3.39%     3.25%     3.67%     2.63%
        --       --     $0.006          --        --  $  0.032  $  0.037        --
        --       --       0.41%**       --        --      0.53%     0.45%       --

                 See accompanying notes to financial statements

Financial Highlights
(concluded)

Selected data per share of capital stock outstanding throughout each period:

Cash Management Fund

--------------------------------------------------------------------------------------------
                                     Class A                          Class B
                       ---------------------------------------------------------------------
                             Year Ended December 31,          Year Ended December 31,
                          --------------------------------  -------------------------------
                           1998     1997     1996    1995    1998     1997    1996    1995
                          -------  -------  ------  ------  -------  ------  ------  ------
Net asset value,
 beginning of period....  $ 1.000  $ 1.000  $1.000  $1.000  $ 1.000  $1.000  $1.000  $1.000
                          -------  -------  ------  ------  -------  ------  ------  ------
Net investment income...    0.050    0.051   0.050   0.044    0.050   0.051   0.050   0.043
Dividends from net
 investment income......   (0.050)  (0.051) (0.050) (0.044)  (0.050) (0.051) (0.050) (0.043)
                          -------  -------  ------  ------  -------  ------  ------  ------
Net asset value, end of
 period.................  $ 1.000  $ 1.000  $1.000  $1.000  $ 1.000  $1.000  $1.000  $1.000
                          =======  =======  ======  ======  =======  ======  ======  ======
Net assets, end of
 period (thousands).....  $26,793  $18,246  $8,175  $1,756  $17,374  $4,151  $3,920  $2,238
Total return *..........     +5.2%    +5.2%   +5.1%   +4.5%    +5.2%   +5.2%   +5.1%   +4.4%
Ratios to average net
 assets:
 Expenses...............     0.55%    0.55%   0.55%   0.55%    0.55%   0.55%   0.55%   0.55%
 Net investment income..     5.02%    5.11%   4.95%   5.42%    4.95%   5.10%   4.95%   5.38%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net
 investment income per
 share and expense
 ratios would have been:
 Net investment income
  per share.............  $ 0.049  $ 0.049  $0.047  $0.037  $ 0.049  $0.049  $0.047  $0.037
 Expense ratio..........     0.67%    0.70%   0.82%   1.35%    0.67%   0.70%   0.82%   1.34%

------
* Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
+ Effective as of September 14, 1998, Class C shares of each Fund were redesignated as Class 2 shares.
                 See accompanying notes to financial statements

-------------------------------------------------------------------------------
          Class 2+                         Class O
-------------------------------------------------------------------------------
      Year Ended December 31,               Year Ended December 31,
    -------------------------------- -----------------------------------------
     1998     1997    1996    1995    1998    1997     1996     1995    1994
    ------   ------  ------  ------  ------  -------  -------  ------  -------
    $1.000   $1.000  $1.000  $1.000  $1.000  $ 1.000  $ 1.000  $1.000  $ 1.000
    ------   ------  ------  ------  ------  -------  -------  ------  -------
     0.050    0.051   0.050   0.043   0.050    0.051    0.050   0.055    0.038
    (0.050)  (0.051) (0.050) (0.043) (0.050)  (0.051)  (0.050) (0.055)  (0.038)
    ------   ------  ------  ------  ------  -------  -------  ------  -------
    $1.000   $1.000  $1.000  $1.000  $1.000  $ 1.000  $ 1.000  $1.000  $ 1.000
    ======   ======  ======  ======  ======  =======  =======  ======  =======
    $2,741   $1,806  $  435  $  183  $8,066  $19,872  $14,225  $6,684  $19,127
      +5.2%    +5.2%   +5.1%   +4.4%   +5.2%    +5.2%    +5.1%   +5.6%    +3.9%
      0.55%    0.55%   0.55%   0.55%   0.55%    0.55%    0.55%   0.55%    0.61%
      4.98%    5.16%   4.95%   5.40%   5.08%    5.10%    4.95%   5.46%    3.79%
    $0.049   $0.049  $0.047  $0.036  $0.049  $ 0.049  $ 0.047  $0.047  $ 0.036
      0.67%    0.70%   0.82%   1.34%   0.67%    0.70%    0.82%   1.34%    0.81%

                 See accompanying notes to financial statements

Report of Independent Accountants
To the Board of Directors and Shareholders of Salomon Brothers Cash Management Fund
Salomon Brothers New York Municipal Money Market Fund
Salomon Brothers National Intermediate Municipal Fund
Salomon Brothers U.S. Government Income Fund
Salomon Brothers High Yield Bond Fund
Salomon Brothers Strategic Bond Fund
Salomon Brothers Total Return Fund
Salomon Brothers Asia Growth Fund
Salomon Brothers Small Cap Growth Fund
Salomon Brothers Investors Fund Inc
Salomon Brothers Capital Fund Inc

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments, and the related statements of operations, of cash flows (for the Salomon Brothers U.S. Government Income Fund and Salomon Brothers Strategic Bond Fund) and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Salomon Brothers Cash Management Fund, Salomon Brothers New York Municipal Money Market Fund, Salomon Brothers National Intermediate Municipal Fund, Salo-mon Brothers U.S. Government Income Fund, Salomon Brothers High Yield Bond Fund, Salomon Brothers Strategic Bond Fund, Salomon Brothers Total Return Fund, Salomon Brothers Asia Growth Fund, Salomon Brothers Small Cap Growth Fund (nine of the portfolios constituting Salomon Brothers Series Funds Inc), Salomon Brothers Investors Fund Inc and Salomon Brothers Capital Fund Inc (hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations, the cash flows (for the Salomon Brothers U.S. Government Income Fund and Salomon Brothers Strategic Bond Fund), the changes in each of their net assets and the financial highlights for the periods indicated, in confor-mity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted au-diting standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of mate-rial misstatement. An audit includes examining, on a test basis, evidence sup-porting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by cor-respondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 24, 1999

Salomon Brothers Investment Series

Investment Manager
    Salomon Brothers Asset Management Inc
    7 World Trade Center
    New York, New York 10048

Custodians
    PNC Bank, National Association
    200 Stevens Drive
    Suite 440
    Lester, Pennsylvania 19113
    Chase Manhattan Bank, N.A.
    4 Chase Metro Tech Center
    18th Floor
    Brooklyn, New York 11245

Dividend Disbursing and Transfer Agent
    First Data Investor Services Group, Inc.
    53 State Street
    Boston, Massachusetts 02109-2873

Legal Counsel
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

Independent Accountants
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036


Directors

Charles F. Barber
    Consultant; formerly Chairman; ASARCO Incorporated

Andrew L. Breech*,***
    President, Dealer Operating Control Service Inc.

Carol L. Colman
    President, Colman Consulting Co., Inc.

Daniel P. Cronin**
    Vice President-General Counsel,
    Pfizer International Inc.

William R. Dill*,***
    Consultant; formerly President, Boston Architectural
    Center; formerly President, Anna Maria College

Heath B. McLendon
    Chairman and President, Managing Director,
    Salomon Smith Barney Inc.; President and Director,
    Mutual Management Corp. and Travelers
    Investment Adviser, Inc.; Chairman of
    Salomon Smith Barney Strategy Advisers Inc.

Clifford M. Kirtland, Jr.*,***
    Member of the Advisory Committee, Nero-Moseley
    Partners; formerly Director, Oxford Industries, Inc., Shaw
    Industries Inc., Graphic Industries, Inc. and CSX Corp.;
    formerly Chairman, Cox Communications, Inc.

Robert W. Lawless*,***
    President and Chief Executive Officer, University of
    Tulsa; formerly President and Chief Executive Officer,
    Texas Tech University and Tech University Health
    Sciences Center

Louis P. Mattis*,***
    Consultant; formerly Chairman and President, Sterling
    Winthrop Inc.

Thomas F. Schlafly*,***
    Of counsel to Blackwell Sanders Peper Martin LLP (law firm), President, The Saint Louis Brewery, Inc.



Officers

Heath B. McLendon
     Chairman and President

Lewis E. Daidone
     Executive Vice President
     and Treasurer

James E. Craige**
     Executive Vice President

John B. Cunningham*
     Executive Vice President

Thomas K. Flanagan**
     Executive Vice President

Giampaolo G. Guarnieri***
     Executive Vice President

Ross S. Margolies***
     Executive Vice President

Maureen O'Callaghan**
     Executive Vice President

Beth A. Semmel**
     Executive Vice President

Robert E. Amodeo**
     Executive Vice President

Peter J. Wilby**
     Executive Vice President

Pamela P. Milunovich**
     Executive Vice President**

Robert Donahue***
     Vice President

Nancy A. Noyes**
     Vice President

Christina T. Sydor
     Secretary

Anthony Pace
     Assistant Controller

--------------------------------------------------------------------------------
  *Salomon Brothers Investors Fund Inc only
 **Salomon Brothers Series Funds Inc only
***Salomon Brothers Capital Fund Inc only

                            ---------------------
                                 Salomon Brothers
                                 ----------------------
                                       Asset Management

              Seven World Trade Center . New York, New York 10048

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Dear Shareholders:
We are pleased to provide this annual report for the Institutional Money Market Fund for the fiscal year ended December 31, 1998. Included are market commentary, audited financial statements, the related report of independent accountants and other information about the Fund.

MARKET REVIEW & PERFORMANCE

The Salomon Brothers Institutional Money Market Fund returned 5.59% (net of fees) for the year ended December 31, 1998, outperforming its Lipper category, which returned 5.30% for 1998.

Financial market participants will not soon forget the tumultuous year just past. 1998 will be remembered as the year when the effects of the Asian economic crisis reverberated to the U.S. The impact was significant enough to derail the equity market's momentum, although stocks managed to regain all of their lost ground by year-end.

The first half of 1998 saw a combination of solid economic growth and rising money market rates. GDP growth maintained a healthy 3.7% rate, against a backdrop of an intensified threat from the Asian crisis and the rising drag from net exports.

In August, extreme volatility hit the world's financial markets, precipitated by the inability of Russia to refinance its local treasury bills. A global 'flight to quality' ensued, with investors in a panic exiting riskier asset classes and buying U.S. treasury bonds. The U.S. equity market, U.S. high yield bonds, U.S. investment grade corporate and mortgage bonds, and most notably emerging market bonds, declined materially in price. This 'flight to quality' was magnified by leveraged investment vehicles, commonly known as 'hedge funds', having to sell investments to meet margin calls on borrowings.

In the wake of this volatility, the Federal Open Market Committee lowered the Federal Funds rate by 25 basis points to 5.25% on September 29. By the middle of October, it became clear to Federal Reserve officials that market mechanisms were breaking down. The Federal Reserve acted swiftly, cutting rates another 25 basis points without waiting for the next regularly scheduled Federal Open Market Committee meeting. While the action surprised market participants, it immediately provided some necessary stability. A third Federal Funds rate cut in early November by an additional 25 basis points, further restored liquidity and confidence in financial markets and set a more positive tone for the markets for the remainder of the year.

HIGHLIGHTS

Yields on money market securities remained relatively stable for the first half of 1998. The markets began the new year believing that the U.S. economy would slow due to the 'Asian flu' and the Federal Reserve would either hold monetary policy steady for an extended period of time or ease monetary policy. However, the much anticipated impact of the Asian crisis on the U.S. economy had so far failed to materialize. The Fund remained defensively postured due to the lack of yield incentive, extending only when opportunities arose in the market.

In the latter half of 1998, money market securities underperformed longer duration fixed income securities. Investors turned from stocks to bonds pushing long-term Government yields lower, reflecting worries about economic crisis abroad and financial problems at home. The yield on the 30-year Treasury fell to 4.72%, sliding below 5% for the first time since 1967. Long-term treasury yields fell below the Federal Funds rate and the money market curve. The LIBOR curve was inverted, with spreads between 3, 6 and 12 month LIBOR narrowing. The Fund maintained its strategy of investing the portfolio's assets in the most attractively priced securities available to money market portfolios and

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
to lengthen maturities when opportunities arose. The Fund held a sizable position in short-term variable rate demand notes in order to garner incremental yield.

OUTLOOK

Investor optimism and recent economic data suggest that the U.S. economy should do well in the new year. As the growth rate of booming sectors begins to moderate and external growth continues to fade, we believe the current expansion will slow perceptibly. Outside the U.S., where the main threat to domestic stability first emerged, conditions have deteriorated since the Federal Reserve's last rate cut. This backdrop leaves the Federal Reserve in a watchful state, despite the complacency of today's marketplace and strong fourth-quarter GDP growth. Near-term job and economic growth probably will remain fairly buoyant, given the boost from lower commodity prices, warm weather and the fresh rise in the equity market. However, with inflation pressures in remission, the Federal Reserve will have ample leeway to renew its rescue efforts in 1999 if necessary.

We appreciate the confidence you have demonstrated in the past and hope to continue to serve you in future years.

Cordially,

HEATH B. McLENDON
Heath B. McLendon
Co-Chairman of the Board

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1998

                                                                          YIELD TO
                                                                          MATURITY
PRINCIPAL                                                                ON DATE OF     MATURITY
  AMOUNT     DESCRIPTION                                                  PURCHASE*       DATE         VALUE
----------------------------------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES--8.4%
             FINANCIAL SERVICES--8.4%
$1,814,232   Americredit..............................................      5.638%      09/12/99    $  1,814,232
 2,955,529   Chrysler Financial.......................................      5.140       07/08/99       2,954,615
   556,965   Contimortgage Home Equity Loan Trust.....................      5.649       06/15/99         556,965
 4,813,000   SMM Trust................................................      5.320       12/15/99       4,813,000
 1,551,387   Union Acceptance Corporation.............................      5.527       10/08/99       1,551,387
                                                                                                    ------------
             TOTAL ASSET-BACKED SECURITIES (cost $11,690,199).........                                11,690,199
                                                                                                    ------------
             CERTIFICATES OF DEPOSIT--5.0%
             BANKS--5.0%
 2,000,000   Bank Austria.............................................      5.710       06/07/99       1,999,799
 2,000,000   Credit Agricole Indosuez.................................      5.730       04/16/99       2,002,766
 1,000,000   Credit Suisse First Boston...............................      5.870       05/04/99       1,000,324
 2,000,000   Royal Bank of Canada.....................................      5.560       02/26/99       2,000,145
                                                                                                    ------------
             TOTAL CERTIFICATES OF DEPOSIT (cost $7,003,034)..........                                 7,003,034
                                                                                                    ------------
             COMMERCIAL PAPER--29.8%
             BEVERAGES, FOOD & TOBACCO--4.0%
 5,500,000   General Mills............................................      5.000       01/04/99       5,497,708
                                                                                                    ------------
             CHEMICALS--2.0%
   575,000   Dow Chemical.............................................      5.000       01/04/99         574,761
 2,172,000   Lubrizol.................................................      5.400       01/19/99       2,166,136
                                                                                                    ------------
                                                                                                       2,740,897
                                                                                                    ------------
             COAL--0.7%
 1,000,000   Consolidated Coal........................................      6.020       01/08/99         998,829
                                                                                                    ------------
             FINANCIAL SERVICES--1.8%
 2,500,000   Block Financial..........................................      5.250       02/26/99       2,479,583
                                                                                                    ------------
             FOREST PRODUCTS & PAPER--0.7%
 1,000,000   Rayonier.................................................      6.000       01/22/99         996,500
                                                                                                    ------------
             HEALTH CARE PROVIDERS--2.9%
 4,000,000   Dean Health Systems......................................      5.370       01/15/99       3,991,647
                                                                                                    ------------
             HOUSEHOLD PRODUCTS--1.9%
 2,600,000   Guardian Industries......................................      5.100       01/04/99       2,598,895
                                                                                                    ------------
             MEDICAL SUPPLIES--0.7%
 1,000,000   Boston Scientific........................................      6.100       01/29/99         995,256
                                                                                                    ------------

                                 See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1998

                                                                         YIELD TO
                                                                         MATURITY ON
PRINCIPAL                                                                DATE OF        MATURITY
  AMOUNT     DESCRIPTION                                                 PURCHASE*        DATE         VALUE
----------------------------------------------------------------------------------------------------------------
             COMMERCIAL PAPER--29.8% (CONTINUED)
             MUNICIPAL--10.6%
$2,000,000   Emory University, Georgia................................      5.150%      03/09/99    $  2,000,000
 6,795,000   New York City, New York GO...............................      5.200       03/09/99       6,795,000
   600,000   Tennessee State School Board.............................      5.400       02/16/99         600,000
 4,050,000   Tennessee State School Board.............................      5.260       02/22/99       4,050,000
 1,300,000   Tennessee State School Board.............................      5.170       03/30/99       1,300,000
                                                                                                    ------------
                                                                                                      14,745,000
                                                                                                    ------------
             TRANSPORTATION--0.7%
 1,000,000   Norfolk Southern.........................................      6.300       01/08/99         998,775
                                                                                                    ------------
             UTILITIES--ELECTRIC--3.8%
 4,400,000   National Rural Utilities.................................      5.130       03/09/99       4,357,991
 1,000,000   Texas Utilities..........................................      6.150       01/04/99         999,487
                                                                                                    ------------
                                                                                                       5,357,478
                                                                                                    ------------
             TOTAL COMMERCIAL PAPER (cost $41,400,568)................                                41,400,568
                                                                                                    ------------
             CORPORATE BONDS--0.9%
             BANKS--0.9%
 1,250,000   Comerica Bank (cost $1,265,620)..........................      5.784       05/01/99       1,265,620
                                                                                                    ------------
             FLOATING RATE NOTES--55.5%
             CALIFORNIA--2.5%
 3,500,000   Sacramento County, California VR.........................      5.630       01/06/99       3,500,000
                                                                                                    ------------
             FLORIDA--6.2%
   600,000   Baptist Health Systems VR MBIA...........................      5.700       01/06/99         600,000
 2,000,000   Baptist Health Systems VR MBIA...........................      5.700       01/06/99       2,000,000
 6,000,000   Dade County, Florida Expressway Authority VR FGIC........      5.650       01/07/99       6,000,000
                                                                                                    ------------
                                                                                                       8,600,000
                                                                                                    ------------
             ILLINOIS--9.5%
 3,200,000   Barton Healthcare VR.....................................      5.700       01/06/99       3,200,000
 5,100,000   Edwards Hospital Group VR................................      5.520       01/06/99       5,100,000
 4,950,000   N. Kite Rubloff VR.......................................      5.200       01/07/99       4,950,000
                                                                                                    ------------
                                                                                                      13,250,000
                                                                                                    ------------
             INDIANA--6.3%
 6,300,000   Indiana State Finance Authority VR.......................      5.520       01/06/99       6,300,000
 2,500,000   Indiana State Finance Authority VR.......................      5.520       01/06/99       2,500,000
                                                                                                    ------------
                                                                                                       8,800,000
                                                                                                    ------------
             KENTUCKY--1.9%
 2,600,000   Lexington-Fayette, Kentucky Urban County Airport VR......      5.250       01/06/99       2,600,000
                                                                                                    ------------

                                 See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Portfolio of Investments
December 31, 1998

                                                                         YIELD TO
                                                                         MATURITY ON
PRINCIPAL                                                                DATE OF        MATURITY
  AMOUNT     DESCRIPTION                                                 PURCHASE*        DATE         VALUE
----------------------------------------------------------------------------------------------------------------
             FLOATING RATE NOTES--55.5% (CONTINUED)
             LOUISIANA--1.3%
$1,800,000   Calcasieu Parish, Louisiana Industrial Development Agency
               VR.....................................................      5.250%      01/06/99    $  1,800,000
                                                                                                    ------------
             MICHIGAN--4.3%
 6,000,000   Genesys Health Systems VR................................      5.570       01/06/99       6,000,000
                                                                                                    ------------
             MINNESOTA--2.2%
 3,000,000   Catholic Health Initiatives VR...........................      5.700       01/06/99       3,000,000
                                                                                                    ------------
             NEW YORK--8.1%
 3,765,000   Clinton County, New York Industrial Development Agency
               VR.....................................................      5.250       01/07/99       3,765,000
 1,900,000   Clinton County, New York Industrial Development Agency
               VR.....................................................      5.250       01/07/99       1,900,000
   300,000   New York City, New York Industrial Development Agency
               VR.....................................................      5.080       01/06/99         300,000
 2,700,000   New York State, Housing Finance Agency VR................      5.620       01/06/99       2,700,000
   600,000   New York State, Housing Finance Agency VR................      5.700       01/06/99         600,000
 2,000,000   New York State, Housing Finance Agency VR................      5.700       01/06/99       2,000,000
                                                                                                    ------------
                                                                                                      11,265,000
                                                                                                    ------------
             NORTH CAROLINA--2.0%
 2,700,000   Community Health Systems VR..............................      6.050       01/06/99       2,700,000
                                                                                                    ------------
             PENNSYLVANIA--2.7%
 1,075,000   Moon, Pennsylvania Industrial Development Authority VR...      5.150       01/07/99       1,075,000
 2,700,000   Union County, Pennsylvania Hospital Authority VR.........      5.350       01/04/99       2,700,000
                                                                                                    ------------
                                                                                                       3,775,000
                                                                                                    ------------
             SOUTH CAROLINA--1.2%
 1,700,000   Edgefield County, South Carolina Industrial Development
               Agency VR..............................................      5.250       01/07/99       1,700,000
                                                                                                    ------------
             TENNESSEE--3.6%
 5,000,000   Memphis-Shelby County, Tennessee Airport Authority VR....      5.600       01/07/99       5,000,000
                                                                                                    ------------
             TEXAS--3.7%
 5,065,000   Texas State GO VR........................................      5.500       01/06/99       5,065,000
                                                                                                    ------------
             TOTAL FLOATING RATE NOTES (cost $77,055,000).............                                77,055,000
                                                                                                    ------------

             TOTAL INVESTMENTS--99.6% (cost $138,414,421)**...........                               138,414,421
             Other assets in excess of liabilities--0.4%..............                                   526,683
                                                                                                    ------------
             NET ASSETS--100.0%.......................................                              $138,941,104
                                                                                                    ------------
                                                                                                    ------------

 * Yield to maturity on date of purchase, except in the case of Variable Rate Demand Notes (VR), whose yields are determined on date of last interest rate change. For Variable Rate Demand Notes, maturity date shown is the date of next interest rate change.

** Aggregate cost for Federal income tax purposes is the same.

Abbreviations used in this statement:
FGIC--Insured as to principal and interest by the Financial Guaranty Insurance Corporation.

GO  --General Obligation.

MBIA--Insured as to principal and interest by the MBIA Insurance Corporation.

                                 See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
December 31, 1998

ASSETS
Investments, at value (cost $138,414,421).....................................................   $138,414,421
Cash..........................................................................................            292
Interest receivable...........................................................................        752,482
Other assets..................................................................................          7,959
                                                                                                 ------------
      Total assets............................................................................    139,175,154
                                                                                                 ------------
LIABILITIES
Dividend payable..............................................................................        164,620
Management fee payable........................................................................         14,911
Payable for Fund shares repurchased...........................................................          5,284
Accrued expenses..............................................................................         49,235
                                                                                                 ------------
        Total liabilities.....................................................................        234,050
                                                                                                 ------------
NET ASSETS (equivalent to $1.00 per share on 138,942,921 shares of $.001 par value capital
  stock outstanding)..........................................................................   $138,941,104
                                                                                                 ------------
                                                                                                 ------------

--------------------------------------------------------------------------------
Statement of Operations
For the Year Ended December 31, 1998

INCOME
    Interest.................................................................................    $  8,999,093
EXPENSES
    Management fee................................................................   $319,900
    Custody and administration fees...............................................    174,815
    Audit and tax return preparation fees.........................................     34,675
    Printing......................................................................     30,295
    Registration and filing fees..................................................     17,155
    Legal.........................................................................      6,205
    Directors' fees and expenses..................................................      2,920
    Shareholder services..........................................................      1,825
    Other.........................................................................      5,110
                                                                                     --------
                                                                                      592,900
    Management fee waived.........................................................   (304,989)        287,911
                                                                                     --------    ------------
    Net investment income.........................................................                  8,711,182
NET REALIZED LOSS ON SECURITIES SOLD.........................................................            (106)
                                                                                                 ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS...................................................    $  8,711,076
                                                                                                 ------------
                                                                                                 ------------

                See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Statement of Changes in  Net Assets

                                                                                   YEAR ENDED DECEMBER 31,
                                                                               -------------------------------
                                                                                   1998              1997
--------------------------------------------------------------------------------------------------------------
OPERATIONS
    Net investment income...................................................   $   8,711,182     $   9,612,644
    Net realized loss on securities sold....................................            (106)           (1,975)
                                                                               -------------     -------------
    Net increase in net assets from operations..............................       8,711,076         9,610,669
                                                                               -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
    Dividends from net investment income....................................      (8,711,182)       (9,612,644)
    Distributions from net realized gains...................................              --              (378)
                                                                               -------------     -------------
                                                                                  (8,711,182)       (9,613,022)
                                                                               -------------     -------------
CAPITAL SHARE TRANSACTIONS
    Proceeds from sales of shares...........................................     435,316,143       446,027,534
    Net asset value of shares issued in reinvestment of dividends...........       6,853,617         7,267,767
    Payment for redemption of shares........................................    (436,240,480)     (479,931,796)
                                                                               -------------     -------------
    Net increase (decrease) in net assets derived from share transactions...       5,929,280       (26,636,495)
                                                                               -------------     -------------
    Net increase (decrease) in net assets...................................       5,929,174       (26,638,848)
NET ASSETS
    Beginning of year.......................................................     133,011,930       159,650,778
                                                                               -------------     -------------
    End of year.............................................................   $ 138,941,104     $ 133,011,930
                                                                               -------------     -------------
                                                                               -------------     -------------

--------------------------------------------------------------------------------
Financial Highlights
SELECTED DATA PER SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:

                                                                            YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------
                                                              1998        1997      1996(a)       1995       1994
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year.......................   $  1.000    $  1.000    $  1.000    $  1.000    $ 1.000
                                                            --------    --------    --------    --------    -------
Net investment income....................................      0.054       0.055       0.050       0.049      0.036
Dividends from net investment income.....................     (0.054)     (0.055)     (0.050)     (0.049)    (0.036)
                                                            --------    --------    --------    --------    -------
Net asset value, end of year.............................   $  1.000    $  1.000    $  1.000    $  1.000    $ 1.000
                                                            --------    --------    --------    --------    -------
                                                            --------    --------    --------    --------    -------
Net assets, end of year (thousands)......................   $138,941    $133,012    $159,651    $ 11,425    $27,667
Total investment return..................................     +5.6 %      +5.6 %      +5.1 %      +5.0 %     +3.6 %

Ratios to average net assets:
    Expenses.............................................      0.18%       0.18%       0.20%       0.65%      0.45%
    Net investment income................................      5.45%       5.48%       5.29%       4.89%      3.53%
Before waiver of management fee and expenses absorbed
  by SBAM, net investment income per share and
  expense ratio would have been:
    Net investment income per share......................   $  0.053    $  0.052    $  0.048    $  0.049        --
    Expense ratio........................................      0.37%       0.41%       0.46%       0.70%        --

(a) The Fund changed its name and objective on April 29, 1996. See Note 1.

                See accompanying notes to financial statements.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Series Funds Inc (the 'Company') was incorporated in Maryland on April 17, 1990 as an open-end management investment company, and currently operates as a series company comprised of ten portfolios. Only information with respect to Salomon Brothers Institutional Money Market Fund (the 'Fund') is included in this report. The other portfolios of the Company are reported in a separate report and are not included herein. The Fund changed its name from Salomon Brothers U.S. Treasury Securities Money Market Fund to its current name on April 29, 1996. Prior to April 29, 1996, the Fund's objective was to seek a high level of current income by investing only in short-term United States government and government agency securities. The Fund's current objective is to seek as high a level of current income as is consistent with liquidity and the stability of principal.

Following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ('GAAP'). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

          (A) SECURITIES VALUATION. Portfolio securities are valued using the amortized cost method, which involves initially valuing an investment at its cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method results in a value approximating market value and does not include unrealized gains or losses.

          (B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, including the distribution requirements of the Tax Reform Act of 1986, and to distribute all of its income, including any net realized gains, to shareholders. Therefore, no Federal income tax or excise tax provision is required.

          (C) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends on the shares of the Fund are declared each business day to shareholders of record at twelve noon (New York time) on that day, and paid on the last business day of the month. Distributions of net realized gains to shareholders, if any, are declared annually and recorded on the ex-dividend date. Dividends and distributions are determined in accordance with income tax regulations, which may differ from GAAP.

          (D) EXPENSES. Direct expenses are charged to the Fund, and general expenses of the Company are allocated to the Fund based on relative average net assets for the period in which the expense was incurred.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (continued)

          (E) OTHER. Investment transactions are recorded as of the trade date. Interest income, including the accretion of discounts or the amortization of premiums, is recognized when earned. Gains or losses on sales of securities are calculated on the identified cost basis.

2. Management Fee and Other Agreements

The Company retains Salomon Brothers Asset Management Inc ('SBAM'), an indirect, wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ('SSBH'), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Company. SBAM furnishes the Company with office space and certain services and facilities required for conducting the business of the Company and pays the compensation of its officers. The management agreement with SBAM was most recently approved by shareholders at a special meeting held on January 14, 1998. Approval of the agreement was necessary due to the merger of Salomon Inc, which had been the ultimate parent company of the investment manager, with and into SSBH, which occurred on November 28, 1997. The management fee to SBAM is payable monthly and is based on an annual rate of .20% of the Fund's average daily net assets.

Under a voluntary agreement between SBAM and the Fund, SBAM has agreed to reduce or otherwise limit the expenses of the Fund (exclusive of taxes, interest, and extraordinary expenses such as litigation and indemnification expenses), on an annualized basis to .18% of the Fund's average daily net assets. For the year ended December 31, 1998, SBAM voluntarily waived management fees of $304,989.

Investors Bank & Trust Company ('IBT') served as custodian and administrator for the Fund, which included performing custodial and certain administrative services in connection with the operation of the Fund. Effective January 1, 1999, Mutual Management Corp., an affiliate of SBAM, assumed the responsibilities of administrator for the Fund, and PNC Bank assumed the responsibilities of custodian for the Fund.

The Fund has an agreement with CFBDS, Inc. to distribute its shares.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Notes to Financial Statements (concluded)

3. Capital Stock

At December 31, 1998, the Company had 10,000,000,000 shares of authorized capital stock, par value $.001 per share, of which the Fund had 1,000,000,000 shares authorized.

Because the Fund has maintained a $1.00 net asset value per share from inception, the number of shares sold, shares issued in reinvestment of dividends declared, and shares repurchased, are equal to the dollar amount shown in the Statement of Changes in Net Assets for the corresponding capital share transactions.

Net assets consist of:

Par value.....................................................................................   $    138,943
Paid-in capital in excess of par..............................................................    138,803,977
Undistributed net investment income...........................................................            881
Accumulated net realized loss on investments..................................................         (2,697)
                                                                                                 ------------
Net assets....................................................................................   $138,941,104
                                                                                                 ------------
                                                                                                 ------------

4. Portfolio Activity

The Fund invests in money market instruments maturing in thirteen months or less whose credit ratings are within the two highest ratings categories of two nationally recognized statistical rating organizations ('NRSROs') or, if rated by only one NRSRO, that NRSRO, or, if not rated, are believed by the investment manager to be of comparable quality.

At December 31, 1998, the Fund had net capital loss carry-forwards available to offset future capital gains of $2,697, of which $616 expires on December 31, 2004, $333 expires on December 31, 2005, and $1,748 expires on December 31, 2006.

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Institutional Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Institutional Money Market Fund (one of the portfolios constituting Salomon Brothers Series Funds Inc, hereafter referred to as the 'Fund') at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
February 9, 1999

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
--------
Directors

CHARLES F. BARBER
     Consultant; formerly Chairman,
     ASARCO Incorporated

CAROL L. COLMAN
     President, Colman Consulting Co., Inc.

DANIEL P. CRONIN
     Vice President [7] General Counsel,
     Pfizer International Inc.

HEATH B. MCLENDON
     Chairman and President,
     Managing Director, Smith Barney, Inc.;
     President and Director, Mutual
     Management Corp. and Travelers
     Investment Adviser, Inc.;
     Chairman of Smith Barney
     Strategy Advisers Inc.
--------
Officers

HEATH B. MCLENDON
     Chairman and President

LEWIS E. DAIDONE
     Executive Vice President and Treasurer

JAMES E. CRAIGE
     Executive Vice President

THOMAS K. FLANAGAN
     Executive Vice President

GIAMPAOLO G. GUARNIERI
     Executive Vice President

PAMELA P. MILUNOVICH
     Executive Vice President

MAUREEN O'CALLAGHAN
     Executive Vice President

BETH A. SEMMEL
     Executive Vice President

PETER J. WILBY
     Executive Vice President

NANCY A. NOYES
     Vice President

ANTHONY PACE
     Assistant Controller

--------------------------------------------------------------------------------

SALOMON        BROTHERS        INSTITUTIONAL       MONEY       MARKET       FUND
--------------------------------------------------------------------------------
Salomon Brothers Institutional Money Market Fund

     7 World Trade Center
     New York, New York 10048
     1-800-347-6028

INVESTMENT MANAGER
     Salomon Brothers Asset Management Inc
     7 World Trade Center
     New York, New York 10048

DISTRIBUTOR
     CFBDS, Inc.
     21 Milk Street
     Boston, Massachusetts 02109-5408

CUSTODIAN
     Investors Bank & Trust Company
     200 Clarendon Street
     Boston, Massachusetts 02116

DIVIDEND DISBURSING AND TRANSFER AGENT
     First Data Investor Services Group, Inc.
     53 State Street
     Boston, Massachusetts 02109-2873

LEGAL COUNSEL
     Simpson Thacher & Bartlett
     425 Lexington Avenue
     New York, New York 10017

INDEPENDENT ACCOUNTANTS
     PricewaterhouseCoopers LLP
     1177 Avenue of the Americas
     New York, New York 10036
---------------------------------------------------
The Salomon Brothers Institutional Investment Series*
Salomon Brothers Institutional High Yield Bond
Fund

The High Yield Bond Fund's investment objective is to maximize total return. The Fund seeks to achieve its objective by investing primarily in a portfolio of high yield fixed-income securities that offer a yield above that generally available on debt securities in the four highest rating categories of the recognized rating services and which generally entail increased credit and market risks.

Salomon Brothers Institutional
Emerging Markets Debt Fund

The Emerging Market Debt Fund's objective is to maximize total return. The Fund seeks to achieve its objective by investing at least 65% of its total assets in debt securities of government, government-related and corporate issuers in emerging market countries.

--------------------------------------------------------------------------------
* For more complete information about Salomon Brothers Institutional Investment Series, you may obtain a Prospectus by calling 1-800-347-6028.

This report is submitted for the general information of the shareholders of Salomon Brothers Institutional Investment Series. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Salomon Brothers Asset Management Inc
P.O. Box 5127
Westborough, MA 01581-5127


FIRST-CLASS
U.S. POSTAGE
PAID
NORTH READING, MA
PERMIT NO.
105


SALOMON BROTHERS
INSTITUTIONAL
MONEY MARKET FUND


ANNUAL REPORT

December 31, 1998


SALOMON BROTHERS ASSET MANAGEMENT